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SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
JCC HOLDING COMPANY
(Name of Registrant, as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies: common stock
	(2)	Aggregate number of securities to which transaction applies: options to acquire 832,548 shares of common stock
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        The filing fee of $4,977 was calculated pursuant to Exchange Act Rule 0-11(c)(1) and is based on 4,577,719 shares of JCC Holding Company common stock outstanding less the shares of JCC Holding Company common stock owned by Harrah's Operating Company, Inc. and its affiliates and the difference between $10.54 and the strike price of options to acquire 832,548 shares of JCC Holding Company common stock. The filing fee was then calculated by multiplying the resulting transaction cash value of $54,103,020 by 0.000092.

	(4)	Proposed maximum aggregate value of transaction: $54,103,020
	(5)	Total fee paid: $4,977
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY COPY, SUBJECT TO COMPLETION, DATED AUGUST 26, 2002

JCC HOLDING COMPANY
ONE CANAL PLACE
365 CANAL STREET, SUITE 900
NEW ORLEANS, LOUISIANA 70130

                        , 2002

To our Stockholders:

        We cordially invite you to attend a special meeting of stockholders of JCC Holding Company ("JCC") to be held on            ,                             , 2002 at    , local time, at Harrah's New Orleans Casino in the Mansion Ballroom, 4 Canal Street, New Orleans, Louisiana.

        As described in the enclosed proxy statement, at the special meeting, we will ask you to consider and vote upon a proposal to adopt a merger agreement that provides for the merger of JCC with a wholly-owned subsidiary of Harrah's Operating Company, Inc. ("Harrah's Operating Company"), a wholly-owned subsidiary of Harrah's Entertainment, Inc. ("Harrah's Entertainment"), and to approve the merger contemplated by the merger agreement. If the merger is completed, you will receive $10.54 in cash, without interest, for each share of common stock of JCC that you own. After the merger, JCC will be a wholly-owned subsidiary of Harrah's Operating Company.

        A special committee of JCC's board of directors, consisting of directors who are not officers or employees of Harrah's Operating Company or Harrah's Entertainment, evaluated the merger agreement and the transactions contemplated by it and unanimously recommended the approval of the merger agreement and the transactions contemplated therein to JCC's board of directors. The entire board of directors of JCC has unanimously approved the merger agreement and the merger, and unanimously recommends that all stockholders vote "FOR" the adoption of the merger agreement and approval of the merger. In making this recommendation, the board of directors considered many factors, including the positive recommendation of the special committee and the fairness opinion of Houlihan Lokey Howard & Zukin Capital, the special committee's independent financial advisor.

        The merger agreement and the proposed merger must be adopted and approved by the holders of a majority of the outstanding shares of JCC common stock. In addition, it is a condition to Harrah's Operating Company's obligations under the merger agreement that the merger agreement and the merger are approved and adopted by the affirmative vote of the holders of a majority of the shares of JCC common stock held by stockholders other than Harrah's Operating Company and its affiliates. If the merger agreement and the merger are so approved, the merger will be closed as soon as practicable after the special meeting, when all other conditions to the closing of the merger are satisfied or waived.

        The accompanying notice of special meeting of stockholders and proxy statement explain the proposed transactions and provide specific information concerning the special meeting. Please give this information your careful attention. In addition, you may obtain information about JCC from documents that JCC has filed with the Securities and Exchange Commission, which are available without charge from the Securities and Exchange Commission website located at http://www.sec.gov. Whether or not you plan to attend the special meeting, please sign, date and return the enclosed proxy card in the postage-paid envelope as soon as possible. Returning a signed proxy card will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting. You may also revoke your proxy at any time before it is voted at the special meeting by submitting a written revocation or a proxy bearing a later date. If you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, it will have the same effect as a vote against adoption of the merger agreement.

        In considering the recommendation of our board of directors, you should be aware that Harrah's Operating Company, members of the JCC board of directors (including members of the special committee) and certain key members of JCC's management have interests in the merger that may be different from, or in addition to, your interests as JCC stockholders. These interests are summarized in the accompanying proxy statement in the section entitled "Special Factors."

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE TRANSACTIONS, PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        On behalf of the board of directors, I thank you for your support and urge you to vote "FOR" the adoption and approval of the merger agreement and the merger.

                      Sincerely yours,

                      Paul D. Debban
                       President

        This date of this proxy statement is                        , 2002. It is first being mailed on or about                        , 2002.

PRELIMINARY COPY SUBJECT TO COMPLETION, DATED AUGUST 26, 2002

[JCC LOGO]

JCC HOLDING COMPANY
ONE CANAL PLACE
365 CANAL STREET, SUITE 900
NEW ORLEANS, LOUISIANA 70130

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON                          , 2002

TO THE STOCKHOLDERS OF JCC HOLDING COMPANY:

        NOTICE HEREBY IS GIVEN that a special meeting of stockholders of JCC Holding Company ("JCC") will be held at the Harrah's New Orleans Casino in the Mansion Ballroom, 4 Canal Street, New Orleans, Louisiana, 70130, on    ,                        , 2002, at            , local time, for the following purposes:

  1.
  To consider and vote on a proposal to adopt the Agreement and Plan of Merger dated as of July 30, 2002, by and among Harrah's Operating Company, Inc. ("Harrah's Operating Company"), Satchmo Acquisition, Inc. ("Satchmo"), and JCC, a copy of which is attached to the accompanying proxy statement as Appendix A, and to approve the merger contemplated by the merger agreement. Under the merger agreement, Satchmo will be merged with and into JCC, and JCC will become a wholly-owned subsidiary of Harrah's Operating Company. If the merger is completed, each outstanding share of JCC common stock (except for shares beneficially owned by Harrah's Operating Company and shares as to which the holders perfect their dissenters' rights under Delaware law) will be converted into the right to receive $10.54 in cash, without interest. Harrah's Operating Company owns 63% of the outstanding shares of JCC common stock.

  2.
  To consider and vote upon such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice.

        JCC's stockholders of record as of the close of business on                , 2002 are entitled to receive notice of and to vote at the special meeting, and any adjournment or postponement of the special meeting.

        The JCC board of directors, based in part on the recommendation of a special committee of its board of directors, has unanimously determined that the merger agreement and the merger are advisable and fair to and in the best interests of JCC and JCC's stockholders who are unaffiliated with Harrah's Operating Company. Accordingly, all of the members of JCC's board of directors approved and adopted the merger agreement and the transactions contemplated thereby and recommend that you vote "FOR" the adoption of the merger agreement and approval of the merger. Please review in detail the attached proxy statement for a more complete statement regarding the matters to be acted upon at the special meeting, including a description of the merger agreement, the background of the merger and the factors that the board of directors considered in approving the merger agreement.

        Stockholders of JCC who do not vote in favor of the adoption of the merger agreement and approval of the merger will have the right to seek appraisal of the fair value of their shares of JCC common stock if the merger is completed, but only if they submit a written demand for an appraisal before the vote is taken on the merger agreement and the merger and they comply with Delaware law as explained in the accompanying proxy statement.

        Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed envelope in order to ensure representation of your shares.

        Please do not send your stock certificate at this time. If the proposed merger is completed, you will be sent instructions regarding the surrender of your certificates.

        If a you properly execute and submit a proxy and no instructions are given, the shares of JCC common stock represented by that proxy will be voted "FOR" the adoption of the merger agreement and approval of the merger.

                      By Order of the Board of Directors

                      Camille Fowler
                       Vice-President—Finance, Treasurer and Secretary

New Orleans, Louisiana
                        , 2002

SUMMARY TERM SHEET	1
QUESTIONS AND ANSWERS ABOUT THE MERGER	3
SUMMARY	6
INFORMATION CONCERNING THE SPECIAL MEETING	6
ENGAGEMENT OF PROXY SOLICITATION FIRM	6
THE PARTIES TO THE MERGER	7
SPECIAL FACTORS	7
LITIGATION CHALLENGING THE MERGER	8
RISKS THAT THE MERGER WILL NOT BE CONSUMMATED	8
THE MERGER	8
EFFECTIVE DATE OF THE MERGER	9
AFTER THE MERGER	9
EXCHANGE OF YOUR STOCK CERTIFICATES FOR THE MERGER CONSIDERATION	9
DISSENTERS' RIGHTS OF APPRAISAL	9
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS	10
SELECTED HISTORICAL FINANCIAL DATA	11
TRADING MARKETS AND MARKET PRICE	13
DIVIDEND POLICY	13
SPECIAL MEETING OF STOCKHOLDERS	14
PURPOSE	14
DATE, PLACE AND TIME	14
RECORD DATE, VOTING RIGHTS, QUORUM AND REVOCABILITY OF PROXIES	14
REQUIRED VOTE	15
SOLICITATION OF PROXIES	15
PARTIES TO THE MERGER	16
JCC HOLDING COMPANY	16
HARRAH'S OPERATING COMPANY, INC.	16
SATCHMO ACQUISITION, INC.	16
SPECIAL FACTORS	18
BACKGROUND OF THE MERGER	18
JCC'S REASONS FOR THE MERGER AND BOARD OF DIRECTORS' RECOMMENDATION	25
REASONS OF HARRAH'S OPERATING COMPANY FOR THE MERGER; POSITION OF HARRAH'S ENTERTAINMENT, HARRAH'S OPERATING COMPANY AND SATCHMO AS TO THE FAIRNESS OF THE MERGER	27
BACKGROUND OF HARRAH'S OPERATING COMPANY'S INTEREST IN JCC'S COMMON STOCK	29
INTERESTS OF CERTAIN PERSONS IN THE MERGER	30
THE OPINION OF THE FINANCIAL ADVISOR TO THE SPECIAL COMMITTEE	34
RECENT AMENDMENT TO JCC BYLAWS	40
CERTAIN EFFECTS OF THE MERGER	41
PLANS FOR JCC AFTER THE MERGER	42
RISKS THAT THE MERGER WILL NOT BE COMPLETED	42

FINANCING OF THE MERGER	43
EXPENSES AND FEES ASSOCIATED WITH THE MERGER AND THE SPECIAL MEETING	43
CERTAIN REGULATORY CONSIDERATIONS	43
LITIGATION BETWEEN JCC AND HARRAH'S ENTERTAINMENT'S AFFILIATED ENTITIES THAT WILL BE DISMISSED IN CONNECTION WITH THE MERGER	44
LITIGATION CHALLENGING THE MERGER	45
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES TO HOLDERS OF JCC COMMON STOCK	46
U.S. HOLDERS	47
NON-U.S. HOLDERS	47
THE MERGER AGREEMENT	48
THE MERGER; MERGER CONSIDERATION	48
COMPLETION AND EFFECTIVENESS OF THE MERGER	48
CONDITIONS TO THE COMPLETION OF THE MERGER	48
REPRESENTATIONS AND WARRANTIES	49
LIMITATION ON SOLICITING OTHER ACQUISITION PROPOSALS	50
CONDUCT OF BUSINESS BEFORE COMPLETION OF THE MERGER	51
ACCESS TO INFORMATION	51
EMPLOYEE BENEFIT MATTERS	51
INDEMNIFICATION AND INSURANCE	51
TERMINATION OF THE MERGER	52
TERMINATION FEES PAYABLE BY JCC	52
WAIVER, AMENDMENT AND TERMINATION OF THE MERGER AGREEMENT	53
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	54
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	54
SECURITY OWNERSHIP OF MANAGEMENT	54
EXCHANGE OF STOCK CERTIFICATES	55
DISSENTERS' AND APPRAISAL RIGHTS	56
GENERAL	56
NOTICE BY JCC	56
PERFECTION OF APPRAISAL RIGHTS	57
NOTICE OF THE CLOSING OF THE MERGER TO STOCKHOLDERS WHO HAVE PERFECTED APPRAISAL RIGHTS	58
FILING A PETITION FOR APPRAISAL	58
STOCKHOLDER REQUEST FOR INFORMATION	58
WITHDRAWAL OF APPRAISAL DEMAND	59
NO RIGHT TO VOTE APPRAISAL SHARES OR RECEIVE DIVIDENDS OR DISTRIBUTIONS ON APPRAISAL SHARES	59
OTHER MATTERS	59
FUTURE STOCKHOLDER PROPOSALS	59
WHERE YOU CAN FIND MORE INFORMATION	60

APPENDIX A	Agreement and Plan of Merger, dated July 30, 2002
APPENDIX B	Opinion of Houlihan Lokey Howard & Zukin Capital, dated July 29, 2002
APPENDIX C	Delaware Law Provisions Regarding Dissenter's Rights
APPENDIX D	Separation Agreement between JCC and Paul Debban
APPENDIX E	Separation Agreement between JCC and Preston Smart
APPENDIX F	Stockholder Voting Agreement between Harrah's Operating Company and Paul Debban
APPENDIX G	Stockholder Voting Agreement between Harrah's Operating Company and Preston Smart

SUMMARY TERM SHEET

        This Summary Term Sheet highlights selected information contained in the proxy statement and may not contain all of the information that is important to you. You are urged to read the entire proxy statement carefully, including the appendices. In the proxy statement, the term JCC refers to JCC Holding Company.

  •
  Stockholder Vote—You are being asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of July 30, 2002, by and among JCC, Harrah's Operating Company, Inc., a Delaware corporation and Satchmo Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Harrah's Operating Company, and to approve the merger contemplated by the merger agreement. Under the merger agreement, Satchmo will be merged with and into JCC, with JCC continuing to survive as a wholly-owned subsidiary of Harrah's Operating Company. Under Delaware law, adoption and approval of the merger agreement and the merger requires the affirmative vote of the holders of a majority of the outstanding shares of JCC common stock. In addition, the merger agreement requires, as a condition to Harrah's Operating Company's obligation to close the merger, the approval of a majority of the shares of JCC common stock held by stockholders other than Harrah's Operating Company and its affiliates. Harrah's Operating Company may waive this condition. See "SPECIAL MEETING OF STOCKHOLDERS" beginning on page 14.

  •
  Payment—Upon completion of the merger, you will be entitled to receive $10.54 in cash, without interest, for each share of JCC common stock that you own. You will not own any shares of JCC common stock or any other equity interest in JCC after completion of the merger. Each outstanding option to purchase shares of JCC common stock will be canceled at the effective time of the merger, and each option holder will be entitled to receive a cash payment, without interest, equal to the difference between $10.54 and the exercise price of the option, multiplied by the number of shares subject to the option. See "The Merger Agreement" beginning on page 48.

  •
  Special Committee—The Special Committee is a committee of JCC's board of directors that, with the advice and assistance of its own legal and financial advisors, evaluated and negotiated the merger proposal, including the terms of the merger agreement, with Harrah's Operating Company. The Special Committee consists solely of directors who are not officers or employees of Harrah's Operating Company or any of its affiliates. Until July 2, 2002, the Special Committee consisted of Rudy J. Cerone, Paul D. Debban, Chris Lowden and Preston T. Smart. After Rudy Cerone was replaced on the JCC board of directors, the Special Committee consisted of the three remaining members. Each member of the Special Committee has interests in the merger that are different from, or in addition to, the interests that you, as a JCC stockholder, have. See "SPECIAL FACTORS—Interests of Certain Persons in the Merger" beginning on page 30.

  •
  Harrah's Operating Company—Harrah's Operating Company is a Delaware corporation wholly owned by Harrah's Entertainment, Inc., a public company that is traded on the New York Stock Exchange under the symbol "HET." See "PARTIES TO THE MERGER" beginning on page 16.

  •
  Satchmo—Satchmo is a newly formed Delaware corporation and a wholly-owned subsidiary of Harrah's Operating Company. See "PARTIES TO THE MERGER" beginning on page 16.

  •
  Fairness of the Merger—The Special Committee and, based in part upon the unanimous recommendation of the Special Committee, the board of directors of JCC have each determined that the terms of the merger agreement and the proposed merger are fair to and in the best interests of JCC and JCC's stockholders who are unaffiliated with Harrah's Operating Company. See "SPECIAL FACTORS—JCC's Reasons for the Merger and the Board's Recommendation" beginning on page 25.

  •
  Tax Consequences—Generally, the merger will be taxable for U.S. federal income tax purposes to JCC's stockholders. You will recognize taxable gain or loss in the amount of the difference between $10.54 and your adjusted tax basis for each share of JCC common stock that you own. See "CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES TO HOLDERS OF JCC COMMON STOCK" beginning on page 46.

  •
  Conditions—The merger agreement and the merger are subject to approval by the holders of a majority of the outstanding shares of JCC common stock, as well as other conditions, including that no court or governmental entity has imposed an order or injunction prohibiting the merger, that JCC has received certain third party consents and approvals and that no event has occurred that has resulted in or would reasonably be likely to result in a material adverse effect on JCC. In addition, it is a condition to Harrah's Operating Company's obligations under the merger agreement (which Harrah's Operating Company may waive) that the merger agreement and the merger are approved by the holders of a majority of the shares of JCC common stock held by stockholders other than Harrah's Operating Company and its affiliates. See "THE MERGER AGREEMENT—Conditions to the Completion of the Merger" beginning on page 48.

  •
  After the Merger—Upon completion of the merger, Harrah's Operating Company will own 100% of JCC. You will cease to have ownership interests in JCC or rights as a JCC stockholder, and, as a result, if the merger is completed, you will not participate in any future earnings, losses, growth or decline in the value of JCC. See "SPECIAL FACTORS—Certain Effects of the Merger" beginning on page 41.

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q.
What am I being asked to vote upon? (see page 14)

A.
You are being asked to vote upon a proposal to adopt the merger agreement and approve the merger of a wholly-owned subsidiary of Harrah's Operating Company with and into JCC. As a result of the merger, JCC will become a wholly-owned subsidiary of Harrah's Operating Company.

Q.
What will I receive if the merger is approved and completed? (see page 14)

A.
If the merger is completed and if you do not perfect your dissenters' rights, you will receive $10.54 in cash, without interest, for each share of JCC common stock that you own.

Q.
Why is the board of directors recommending that I vote in favor of approving the merger agreement and the transactions contemplated therein? (page 25)

A.
In the opinion of the board of directors, the merger is fair to and in the best interests of JCC and JCC's stockholders who are unaffiliated with Harrah's Operating Company. The board has based this opinion, in part, on (1) the unanimous recommendation of a special committee of the board of directors appointed to negotiate the terms of the merger agreement with Harrah's Operating Company (the "Special Committee"), and (2) the opinion dated July 29, 2002, of Houlihan Lokey Howard & Zukin Capital, the Special Committee's financial advisor ("Houlihan Lokey"), that, based on and subject to the considerations, limitations, assumptions and qualifications set forth in the opinion, as of July 29, 2002, the $10.54 per share cash consideration to be received by JCC's stockholders in exchange for their shares of JCC common stock in the proposed merger was fair, from a financial point of view, to the JCC stockholders who are not affiliated with Harrah's Operating Company.

Q.
Are there any special factors I should take into consideration in weighing the recommendation of the board of directors? (see page 30)

A.
Three of the JCC directors are officers and/or directors of Harrah's Entertainment, and a fourth JCC director was also nominated and elected by Harrah's Operating Company to the JCC board. The three JCC directors who were not nominated by Harrah's Entertainment or Harrah's Operating Company comprised the Special Committee. These directors, along with other directors and members of JCC management, have interests in the proposed merger that are different from, or in addition to, your interests as a JCC stockholder. These factors are or may be viewed to create possible conflicts of interest. The JCC board of directors knew about and considered these potential conflicts of interest when approving the merger.

Q.
When is the merger expected to be completed? (see page 48)

A.
The merger cannot be completed until a number of conditions are satisfied, including the adoption of the merger agreement by JCC's stockholders at the special meeting and the approval of the merger by the Louisiana Gaming Control Board. JCC currently expects the merger to be completed during the fourth quarter of 2002. There may, however, be a substantial period of time between the adoption and approval of the merger agreement and the merger by stockholders at the special meeting and the effectiveness of the merger.

Q.
Will I owe taxes as a result of the merger? (see page 46)

A.
Generally, the merger will be a taxable transaction for all holders of JCC common stock. As a result, the cash you receive in the merger or the cash you could receive from exercising your dissenters' rights will be subject to United States income tax and, in certain circumstances, a portion of the cash may be required to be withheld. You may also be taxed under applicable state, local and other tax laws. In general, you will recognize a taxable gain or loss equal to the difference between (1) the amount of cash you receive and (2) the tax basis of your shares of JCC common stock.

  Tax matters are very complex, and the tax consequences of the merger to you will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of the tax consequences of the merger to you.

Q.
When and where is the special meeting? (see page 14)

A.
The special meeting will occur on      ,                        , 2002 at            , local time, in the Mansion Ballroom, 4 Canal Street, New Orleans, Louisiana, 70130.

Q.
Who is entitled to vote at the special meeting? (see page 14)

A.
Holders of record of JCC common stock as of the close of business on                        , 2002, are entitled to vote at the special meeting. Each stockholder is entitled to one vote for each share of JCC common stock owned as of the record date.

Q.
What stockholder vote is required to adopt and approve the merger agreement and the merger? (see page 15)

A.
Under Delaware law, a majority of the outstanding shares of common stock entitled to vote must adopt and approve the merger agreement and the merger. In addition, Harrah's Operating Company's obligation to consummate the merger is conditioned upon receiving the affirmative vote of a majority of the shares held by stockholders other than Harrah's Operating Company and its affiliates, although Harrah's Operating Company has the right to waive this condition. Messrs. Debban and Smart, two directors of JCC, along with certain of affiliates of Mr. Smart, collectively hold 27% of the outstanding shares of JCC common stock that are not held by Harrah's Operating Company and its affiliates. These directors and affiliates have agreed to vote their shares in favor of approving the merger agreement and the merger.

Q.
How do I cast my vote?

A.
If you are a holder of record, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You can submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares. You must return your proxy card before the special meeting or attend the special meeting in person in order for your votes to be counted at the special meeting.

Q.
What happens if I do not instruct a broker holding my shares as to how to vote them or I abstain from voting?

A.
If your shares are held by a broker as a nominee, your broker will not be able to vote your shares without instructions from you. You should instruct your broker on how to vote your shares, using the instructions that will be provided to you by your broker prior to the special meeting. If your broker is unable to vote your shares or if you abstain, it will have the effect of voting against adoption of the merger agreement and approval of the merger.

Q.
Can I vote my shares at the special meeting if my shares are held by a broker as a nominee?

A.
If you would like to attend the special meeting and your shares are held by a broker, bank or other nominee, you must bring to the special meeting a recent brokerage statement or letter from the nominee confirming your beneficial ownership of the shares of JCC common stock. You must also bring a form of personal identification. In order to vote your shares at the special meeting, you must obtain from each nominee a proxy issued in your name.

Q.
Can I change my vote after I have mailed my proxy card?

A.
Yes. You can change your vote at any time before your proxy is voted at the special meeting by:

  •
  delivering to JCC's Secretary a signed notice of revocation;

  •
  granting a new, later-dated proxy, that must be signed and delivered to JCC's Secretary; or

  •
  attending the special meeting and voting in person; however, your attendance alone will not revoke your proxy.

  If you have instructed a broker to vote your shares, you must follow the instructions received from your broker to change your vote.

Q.
Should I send in my JCC stock certificates now?

A.
No. After the merger, you will receive written instructions on how to exchange your JCC stock certificates for the merger consideration. You must return your stock certificates as described in the instructions.

Q.
What rights do I have to seek an appraisal of my shares? (see page 56)

A.
If you wish, you may seek an appraisal of the fair value of your shares, but only if you comply with all requirements of Delaware law as described on pages 56 through 59 and in Appendix C of this proxy statement. Depending upon the determination of the Delaware Court of Chancery, the appraised fair value of your shares of JCC common stock, which is the amount you will receive if you seek an appraisal, may be less than, equal to or more than the $10.54 per share to be paid in the merger.

Q.
Who can help answer my questions?

A.
If you have questions about the special meeting or the merger after reading this proxy statement, you should contact:

  Georgeson Shareholder Communications, Inc.
  (800) 818-0721

  or

  JCC Holding Company
  One Canal Place
  365 Canal Street, Suite 900
  New Orleans, Louisiana 70130
  Attention: Camille Fowler, Secretary
  (504) 533-6119

SUMMARY

        This summary highlights selected information contained in this proxy statement and may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the attached appendices. These will give you a more complete description of the transaction JCC is proposing. Page references are included in this summary term sheet to direct you to other places in this proxy statement where you can find a more complete description of the topics discussed below.

Information Concerning the Special Meeting (see page 14)

        Time, Place and Date.    JCC will hold a special meeting of stockholders at            , central time, on                        ,                 , 2002 in the Mansion Ballroom of the Harrah's New Orleans Casino, located at 4 Canal Street, New Orleans, Louisiana.

        Purpose of the Special Meeting.    At the special meeting, you will be asked to approve the Agreement and Plan of Merger, dated as of July 30, 2002, by and among JCC, Harrah's Operating Company and Satchmo, and to approve the merger contemplated by the merger agreement. Pursuant to the merger agreement, JCC will merge with Satchmo, with JCC continuing as a wholly-owned subsidiary of Harrah's Operating Company. If the merger agreement and the merger are adopted and approved and the merger is completed, your shares of JCC common stock will be converted into the right to receive $10.54 per share, in cash, without interest.

        Record Date; Voting at the Special Meeting; Quorum.    Only if you are a stockholder of record as of the close of business on                 , 2002 will you be entitled to vote at the special meeting. You will be entitled to one vote per share.

        The holders of a majority of the outstanding shares of JCC common stock entitled to vote on a matter at the special meeting must be present in order for a quorum to exist at the special meeting. Harrah's Operating Company owns 63% of the outstanding shares of JCC common stock and intends to be present at the meeting.

        Vote Required.    Under JCC's certificate of incorporation and bylaws and under Delaware law, approval of the merger agreement and the transactions contemplated therein requires the affirmative vote of a majority of all outstanding shares of JCC common stock. In addition, Harrah's Operating Company's obligation to close the merger is conditioned upon the approval of the merger agreement and the merger by the affirmative vote of the holders of a majority of the JCC shares held by stockholders other than Harrah's Operating Company and its affiliates. Harrah's Operating Company may waive the condition. Two members of the JCC board of directors who beneficially own approximately 27% of the total outstanding shares of JCC common stock that are not owned by Harrah's Operating Company have committed to vote their shares in favor of adopting and approving the merger agreement and the merger.

        Brokers will not have the right to vote unless the beneficial owners of the shares held in street name authorize the vote. Failure to return an executed proxy card or to vote in person at the special meeting, or voting to abstain, will constitute, in effect, a vote against adoption of the merger agreement for purposes of the special voting requirement established in the merger agreement. Similarly, broker non-votes will have the same effect as a vote against adoption of the merger agreement and approval of the merger.

Engagement of Proxy Solicitation Firm

        JCC has retained the firm of Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies, for which Georgeson Shareholder Communications will be paid a fee of $7,500.

The Parties to the Merger (see page 16)

        JCC Holding Company.    JCC is a Delaware corporation. JCC's common stock is publicly traded on the over-the-counter Bulletin Board system under the symbol "JCHC." JCC is a casino and entertainment company. It owns a land-based casino entertainment facility in downtown New Orleans, Louisiana, which opened for business on October 28, 1999, and was granted the exclusive right to operate the only land-based casino in Orleans Parish, Louisiana. JCC filed for bankruptcy protection in January 2001 and emerged in March 2001. JCC's executive offices are located at One Canal Place, 365 Canal Street, Suite 900, New Orleans, Louisiana 70130 (Telephone: (504) 533-6000).

        Harrah's Operating Company, Inc.    Harrah's Operating Company is a Delaware corporation with its principal executive offices located at One Harrah's Court, Las Vegas, Nevada 89119 (Telephone: (702) 407-6000). Harrah's Operating Company is a wholly-owned subsidiary of Harrah's Entertainment, a publicly-traded company listed on the New York Stock Exchange under the symbol "HET." Harrah's Operating Company operates in more markets than any other casino company and operates 26 casinos in 13 states, including JCC's casino in New Orleans. Harrah's Operating Company currently owns approximately 63% of the outstanding shares of JCC common stock. Harrah's Operating Company is also the parent company of Harrah's New Orleans Management Company (the "Management Company"), which manages JCC's casino.

        Satchmo Acquisition, Inc.    Satchmo was incorporated in Delaware in July 2002 by Harrah's Operating Company in contemplation of the proposed merger. Satchmo's principal executive offices are located at c/o Harrah's Operating Company, Inc., One Harrah's Court, Las Vegas, Nevada 89119 (Telephone: (702) 407-6000). Harrah's Operating Company formed Satchmo for the sole purpose of effecting the merger.

Special Factors (see page 18)

        Recommendation of the JCC Board of Directors.    The board of directors of JCC believes that the merger is advisable and fair to and in the best interests of JCC and JCC's stockholders who are unaffiliated with Harrah's Operating Company, and the board unanimously recommends that you vote your shares in favor of adopting the merger agreement and approving the merger. The board has based its approval of the merger agreement in part upon the recommendation of the Special Committee and on the opinion of Houlihan Lokey, the independent financial advisor to the Special Committee, that the $10.54 per share cash consideration to be received by JCC's stockholders in exchange for their shares of JCC common stock in the proposed merger is fair, from a financial point of view, to the JCC stockholders who are not affiliated with Harrah's Operating Company. A copy of the fairness opinion of the Special Committee's financial advisor is attached to this proxy statement as Appendix B. JCC urges you to read the fairness opinion for a complete understanding of the assumptions, limitations and qualifications set forth in it.

        Interests of Certain Persons in the Merger.    Certain members of JCC's board of directors (including all members of the Special Committee) have relationships with Harrah's Operating Company or have interests in the merger that are in addition to or different from those that you, as a JCC stockholder, have. These relationships and interests are or could be viewed to create conflicts of interest that would affect the JCC board's recommendations. Three of the JCC directors are officers or directors of Harrah's Entertainment or its affiliates. The four directors who originally composed the Special Committee have various interests in the merger that are in addition to interests they may have as stockholders. All four original members of the Special Committee were sued by Harrah's Operating Company for alleged breaches of their fiduciary duty to JCC, and this litigation will be dismissed if the merger is completed. After Mr. Cerone was replaced on JCC's board of directors, the Special Committee only had three members. Two of the members of the Special Committee, Messrs. Smart and Debban, have entered into separation agreements with Harrah's Operating Company that would become effective upon the completion of the proposed merger. These separation agreements, copies of which are attached to this proxy statement as Appendices D and E, provide that, upon the effectiveness of the merger: (i) Messrs. Smart and Debban will resign from all positions with JCC and its subsidiaries; (ii) Messrs. Smart and Debban will each receive a severance benefit from JCC of $200,000; and (iii) Harrah's Operating Company will recognize each of Messrs. Smart and Debban as the owner of an option to acquire 309,531 shares of JCC common stock at a price of $3.20 per share, a matter that was contested in the litigation regarding alleged fiduciary breaches.

Tax Consequences of the Merger (see page 46)

        Generally, the merger will be taxable for U.S. federal income tax purposes for JCC's stockholders. You will recognize taxable gain or loss in the amount of the difference between $10.54 and your adjusted tax basis for each share of JCC common stock you own.

Litigation Challenging the Merger

        Shortly after announcement of the merger, three substantially identical civil actions were commenced in the Court of Chancery of the State of Delaware in New Castle County. The plaintiff in each action seeks to represent a putative class consisting of the public stockholders of JCC (other than Harrah's Entertainment). Named as defendants in all three complaints are JCC, Harrah's Entertainment and JCC's board of directors. The plaintiffs allege, among other things, that the merger agreement is a product of a conflict of interest between Harrah's Entertainment and the directors of JCC, who the plaintiffs allege to be controlled by Harrah's Entertainment, and that the merger price of $10.54 is inadequate. The complaints seek an injunction, damages and other relief. JCC believes that these lawsuits are without merit and intends to defend against them vigorously.

Risks That the Merger Will Not be Completed (see page 52)

        Completion of the merger is subject to various risks, including, but not limited to, those described under "THE MERGER AGREEMENT—Conditions to the Completion of the Merger." As a result of various risks to the completion of the merger, JCC cannot assure you that the merger will be completed even if the requisite stockholder approval is obtained. It is expected that, if JCC's stockholders do not approve and adopt the merger agreement or if the merger is not completed for any other reason, the current management of JCC, under the direction of the board of directors, will continue to manage JCC as an ongoing business.

The Merger

        Payments to Stockholders and Holders of Stock Options.    Upon completion of the merger, you will be entitled to receive $10.54 in cash, without interest, for each share of JCC common stock that you own. You will not own any shares of JCC common stock or any other interest in JCC after completion of the merger. Each outstanding option to purchase shares of JCC common stock (whether or not presently vested) will be canceled at the effective time of the merger, and each option holder will be entitled to receive a cash payment, without interest, equal to the difference between $10.54 and the exercise price of the option, multiplied by the number of shares subject to the option. The total merger consideration for all JCC stockholders will be $48.2 million and the total amount to be paid to the holders of options will be $5.9 million, including $4.5 million to members of the Special Committee.

        Conditions to the Obligations of the Parties to Close the Merger.    Under Delaware law, the merger agreement must be adopted by the holders of a majority of the outstanding shares of JCC common stock. In addition, Harrah's Operating Company's obligation to complete the merger is conditioned upon receiving the affirmative vote of a majority of the shares held by stockholders other than Harrah's Operating Company and its affiliates, a condition that Harrah's Operating Company has the right to waive. The merger agreement also requires that no court or governmental entity may impose an order or injunction prohibiting the merger.

Effective Date of the Merger

        The merger will be effective when a Certificate of Merger is filed with the Delaware Secretary of State and becomes effective. JCC expects to make this filing immediately following the adoption of the merger agreement at the special meeting and the satisfaction or waiver of the other conditions to the merger contained in the merger agreement. JCC cannot assure you that all conditions to the merger contained in the merger agreement will be satisfied or waived. Currently, Harrah's Operating Company expects to receive the required approval of the Louisiana Gaming Control Board prior to the date of the special meeting.

After the Merger (see page 42)

        Upon completion of the merger, Harrah's Operating Company will own 100% of JCC. You will cease to have ownership interests in JCC or rights as a JCC stockholder.

Exchange of your Stock Certificates for the Merger Consideration (see page 55)

        You should not send in stock certificates until you receive a letter and instructions from the paying agent on how to surrender your JCC stock certificates, which should be sent to you soon after the effective date of the merger. You can expect to receive a check in the amount of your cash payment soon after JCC's transfer agent has received your stock certificates, along with your properly completed documentation.

Dissenters' Rights of Appraisal (see page 56)

        If you do not vote in favor of the merger and you take all steps required to perfect your appraisal rights under Delaware law, you will be entitled to dissent from the merger and to have the fair value of your shares of JCC common stock judicially determined and paid to you in cash, together with a fair rate of interest. The text of Section 262 of the Delaware General Corporation Law, which sets forth the specific steps you must take to perfect your dissenters' rights, is attached to this proxy statement as Appendix C. Any stockholder of record who wishes to exercise his or her right to dissent from the merger and demand appraisal under Delaware law must:

  •
  deliver to JCC a written demand for appraisal of your shares of JCC common stock before the vote on the proposal to adopt the merger agreement is taken at the special meeting, which demand must reasonably inform JCC of your identity and that you intend to demand the appraisal of your shares; and

  •
  not vote in favor the merger (which means that you must vote against adopting the merger agreement or abstain from voting on the merger agreement because a proxy executed in blank that does not contain voting instructions will, unless revoked, be voted in favor of adopting the merger agreement).

        Any holder who wishes to exercise his or her right to dissent from the merger and demand appraisal rights or who wishes to preserve his or her right to do so should review the discussion in the section captioned "DISSENTERS' AND APPRAISAL RIGHTS" (see page 56 and Appendix C) carefully. Failure to timely and properly comply with the requirements and procedures specified will result in the loss of appraisal rights under Delaware law.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        This proxy statement and the other documents incorporated by reference into this proxy statement may contain forward-looking statements that are not historical facts. These forward-looking statements are based on the current estimates and assumptions of JCC's management and, where applicable, Harrah's Operating Company's management. Forward-looking statements include information concerning possible or assumed future results of operations and also include those preceded or followed by words such as "anticipate," "believe," "estimate," "expect," and "intend" and words or phrases of similar import, which are found at various places throughout this proxy statement. Such statements reflect the current view of JCC or, where applicable, Harrah's Operating Company, with respect to future events, and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, competitive factors, general economic conditions, customer relations, governmental regulation and supervision, changes in laws or regulations, one time events and other factors described herein. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and incorporated by reference into this proxy statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement, or in the case of documents incorporated by reference, as of the date of those documents. Except to the extent required under the federal securities laws, neither JCC nor Harrah's Operating Company undertakes any obligation to publicly update or release any revisions to these forward-looking statements after the date of this proxy statement or to reflect circumstances arising after the date of the preparation of the forward-looking statements.

SELECTED HISTORICAL FINANCIAL DATA

        The following table sets forth selected consolidated statements of operations and balance sheet data of (1) JCC for the fiscal years ended and as of December 31, 2001, 2000 and 1999, and the two-month period ended and as of December 31, 1998, and (2) Harrah's Jazz Company for the ten-month period ended October 30, 1998 and for the fiscal year ended and as of December 31, 1997. Although JCC was incorporated on August 20, 1996, prior to October 30, 1998, JCC had not conducted any operations, generated any revenues or issued any capital stock. Accordingly, separate financial information with respect to JCC prior to the two-month period ended December 31, 1998 is omitted because JCC's management does not believe that such separate financial information is material or meaningful. On October 30, 1998, Jazz Casino Company, L.L.C., JCC's wholly-owned subsidiary, succeeded to all of the assets of Harrah's Jazz Company except the property located at 3 Canal Place and the property located on Fulton and Poydras Streets, which vested in Canal Development and Fulton Development, respectively. The selected financial data for the ten-month period ended October 30, 1998 and for the fiscal year ended and as of December 31, 1997 has been derived from Harrah's Jazz Company's audited financial statements. The selected historical financial data for the fiscal years ended and as of December 31, 2001, 2000 and 1999 and for the two-month period ended and as of December 31, 1998 has been derived from JCC's audited financial statements. The selected historical financial data of JCC for the six-month periods ended June 30, 2002 and 2001 are derived from JCC's unaudited financial statements. The unaudited financial statements include all adjustments, consisting primarily of normal recurring accruals, which JCC considers necessary for a fair presentation of the financial position and the results of operations for these periods. However, the results for the periods presented should not be used as a basis for estimating the results of operations for a full year. All of the information in the following table should be read in conjunction with JCC's financial statements and the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in JCC's annual report on Form 10-K for the fiscal year ended December 31, 2001 and in JCC's quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2002, which are incorporated herein by reference.

	JCC (Successor)				JCC (Successor)							Harrah's Jazz Company (Predecessor)
	Six Month Period Ended June 30,		Six Month Period Ended June 30,		Year Ended December 31,					Two Month Period Ended December 31,		Ten Month Period Ended October 30,		Year Ended December 31,
	2002		2001		2001		2000		1999	1998		1998		1997
	(In thousands, except per share data)
Statement of Operations Information:
Net revenues	$138,725		$117,068		$238,647		$242,114	(a)	$40,257	$14		$87		$1,679
Income (loss) before extraordinary items	$5,341		$(122,488)		$(121,662)		$(354,228)		$(59,140)	$(3,677)		$(97,713)		$(21,244)
Extraordinary items	$—	(c)	$213,448	(c)	$213,448		$—		$—	$—	(d)	$267,706		$—
Consolidated net income (loss)	$5,341	(c)	$90,960	(c)	$91,786	(b)	$(354,228)		$(59,140)	$(3,677)		$169,993		$(21,244)
Income (loss) per share before extraordinary items:
Basic	$0.43		$(9.89)		$(9.82)		$(34.79)		$(5.88)	$(0.37)		N/A	(e)	N/A
Diluted	$0.42		$(9.89)		$(9.82)		$(34.79)		$(5.88)	$(0.37)		N/A	(e)	N/A
Net income (loss) per share:
Basic	$0.43	(c)	$7.34	(c)	$7.41		$(34.79)		$(5.88)	$(0.37)		N/A	(e)	N/A
Diluted	$0.42	(c)	$7.34	(c)	$7.41		$(34.79)		$(5.88)	$(0.37)		N/A	(e)	N/A
Balance Sheet and Other Information:
Current assets	$70,580		$39,715		$47,917		$42,092		$45,809	$27,247		N/A		$4,316
Property and equipment, net	$120,335		$136,563		$133,481	(b)	$136,890		$355,873	$218,658		N/A		$195,532
Total assets	$231,568		$217,962		$223,123		$221,461		$506,402	$343,131		N/A		$354,417
Current liabilities	$27,839		$27,716		$26,954		$112,415		$50,424	$15,302		N/A		$43,156
Long-term debt	$107,674	(c)	$102,660	(c)	$105,676		$396,412		$368,222	$185,519		N/A		$—
Liabilities subject to compromise	$—		$—		$—		$—		$—	$—		N/A		$523,468
Stockholders' equity (deficit)	$93,601		$87,189		$88,015		$(308,673)		$45,554	$104,410		N/A	(e)	$(212,207)
Cash dividends declared per share	$—		$—		$—		$—		$—	$—		N/A		N/A

(a)
JCC's fiscal 1999 results of operations reflect approximately two months of revenues generated from the casino, which opened on October 28, 1999.

(b)
Includes an asset impairment charge of $258.8 million in 2000 which is discussed in Note 3 to JCC's consolidated financial statements included in JCC's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

(c)
Includes an extraordinary gain on early extinguishment of debt of $213.4 million in 2001, or $17.23 per share. This gain is discussed in Note 1 to JCC Holding Company's consolidated financial statements included in JCC's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

(d)
On October 30, 1998, in accordance with the Harrah's Jazz Company ("HJC") Joint Plan of Reorganization, HJC's 14 1/4% First Mortgage Notes due 2001 with Contingent Interest were cancelled and certain other indebtedness was forgiven and/or cancelled in consideration of receiving new equity and debt securities, resulting in an extraordinary gain totaling $267.7 million.

(e)
Harrah's Jazz Company, the predecessor to JCC, was a partnership. Therefore, the relevant information presented as of December 31, 1997 is partners' equity. Likewise, no income (loss) per share data is presented for the year ended December 31, 1997.

JCC's book value per share of stock was $7.56 at June 30, 2002. No pro forma data giving effect to the proposed merger is provided. JCC does not believe that pro forma data is material to stockholders in evaluating the merger and the merger agreement because the merger consideration is all cash and, if the merger is completed, JCC's common stock will not be publicly traded and JCC's stockholders will no longer have any equity interest in JCC.

TRADING MARKETS AND MARKET PRICE

        Shares of JCC common stock were first issued on March 29, 2001, in connection with JCC's emergence from bankruptcy, and began trading on April 27, 2001 on the Over-the-Counter Bulletin Board market under the symbol "JCHC." The following table sets forth, for the periods indicated, the high and low sale prices per share on the Over-the-Counter Bulletin Board for JCC common stock.

	High	Low
Fiscal Year Ended December 31, 2002
First Quarter	$3.50	$1.60
Second Quarter	$8.05	$3.25
Third Quarter (ended August 9, 2002)	$10.60	$7.95
Fiscal Year Ended December 31, 2001*
Second Quarter	$6.00	$2.00
Third Quarter	$5.16	$1.41
Fourth Quarter	$2.00	$0.55

*
JCC and its affiliates emerged from their bankruptcy reorganization and JCC issued shares of its common stock on March 29, 2001.

        The closing price per share for JCC common stock, as reported on the Over-the-Counter Bulletin Board on July 29, 2002, the last full trading day prior to the public announcement of the proposed merger, was $9.00.

        As of                        , 2002, the record date of the special meeting, there were approximately holders of record of JCC common stock, and JCC estimates that there were approximately       beneficial owners of JCC common stock. Harrah's Operating Company is the owner of approximately 63% of the outstanding shares of JCC common stock. After the merger, Harrah's Operating Company will be the beneficial owner of 100% of JCC's issued and outstanding common stock. Other than Harrah's Operating Company, none of JCC's beneficial owners will own any of its common stock after the merger. Likewise, no directors or officers will own any shares of JCC common stock after the merger.

Dividend Policy

        JCC has never paid any dividends on its common stock. JCC does not intend to pay cash dividends on its common stock in the foreseeable future, and is prohibited from paying dividends under the merger agreement. Further, pursuant to the terms of the indenture for JCC's senior notes and revolving credit agreement, JCC is restricted from paying dividends on its common stock and from setting aside funds for this purpose. In the future, the payment of cash dividends, if any, would be made only from assets legally available for that purpose (i.e. net profits or capital surplus), and will depend on JCC's financial condition, results of operations, current and anticipated capital requirements, restrictions under then existing debt instruments and other factors deemed relevant by the board of directors.

SPECIAL MEETING OF STOCKHOLDERS

Purpose

        JCC's board of directors is furnishing you with this proxy statement to solicit your proxy to be voted at the special meeting of stockholders to be held on             ,                , 2002 and at any adjournments or postponements thereof.

        At the special meeting, holders of JCC common stock will be asked to vote upon a proposal to adopt the merger agreement attached to this proxy statement as Appendix A. Pursuant to the merger agreement, JCC will merge with Satchmo, with JCC continuing as a wholly-owned subsidiary of Harrah's Operating Company. Each outstanding share of JCC common stock held by stockholders other than Harrah's Operating Company will be converted into the right to receive $10.54 in cash, without interest. Each outstanding option to purchase JCC common stock will be canceled and converted into the right to receive $10.54, less the exercise price per share of such option, multiplied by the number of shares subject to such option.

Date, Place and Time

        The special meeting will be held at Harrah's New Orleans Casino in the Mansion Ballroom, 4 Canal Street, New Orleans, Louisiana, 70130, at                 .m., central time, on                        ,                 , 2002.

Record Date, Voting Rights, Quorum and Revocability of Proxies

        If you owned JCC common stock at the close of business on                , 2002, the record date for the special meeting, you are entitled to notice of and to vote at the special meeting. On the record date, there were 12,383,025 shares of JCC common stock issued and outstanding held by approximately            holders of record. At the special meeting, each JCC stockholder will be entitled to one vote for each share of JCC common stock owned by such stockholder on the record date. The holders of a majority of the outstanding shares of JCC common stock must be present in order for a quorum to exist at the special meeting. Since Harrah's Operating Company owns a majority of JCC's outstanding common stock and will attend the special meeting, a quorum is assured.

        Brokers who hold shares in "street name" for customers who are the beneficial owners of such shares may not give a proxy to vote those shares to approve the merger agreement without specific instructions from their customers.

        Properly executed proxies that JCC receives before the vote at the special meeting that are not revoked will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted "FOR" the proposal to adopt the merger agreement and approve the merger, and the proxy holder may vote in his discretion as to any other matter that may come properly before the special meeting. If necessary, proxy holders may vote in favor of a proposal to adjourn the special meeting in order to permit further solicitation of proxies if there are not sufficient votes to provide the approval required by the merger agreement.

        Any stockholder who has given a proxy solicited by the board of directors may revoke it at any time prior to its exercise at the special meeting by:

  •
  giving written notice of revocation to the secretary of JCC;

  •
  properly submitting to JCC's secretary a duly executed proxy bearing a later date; or

  •
  attending the special meeting and voting in person.

        All written notices of revocation and other communications with respect to revocation of proxies should be sent to:

  JCC Holding Company
  One Canal Place
  365 Canal Street, Suite 900
  New Orleans, Louisiana 70130
  Attention: Camille Fowler

    Vice President—Finance, Treasurer and Secretary.

        On the record date, Harrah's Operating Company owned 7,805,306 shares, or 63%, of the outstanding shares of JCC common stock. JCC's directors and executive officers who are not affiliated with Harrah's, including their immediate family members and affiliated entities, owned 1,250,277 shares, or approximately 10%, of the outstanding shares of JCC common stock, or approximately 27% of the non-Harrah's Operating Company shares entitled to vote on the proposal to adopt and approve the merger agreement and the merger. This number does not include unexercised options to purchase JCC common stock. Messrs. Debban and Smart, two of JCC's directors and executive officers, have agreed to vote their shares in favor of adopting and approving the merger agreement and the merger.

        A list of stockholders entitled to vote at the special meeting will be available for inspection at JCC's main office during regular business hours at least 10 days before the special meeting, as well as at the special meeting.

Required Vote

        Under JCC's certificate of incorporation and bylaws and under Delaware law, approval of the merger agreement and the transactions contemplated therein requires the affirmative vote of a majority of all outstanding shares of JCC common stock. In addition, Harrah's Operating Company's obligation to consummate the transaction is conditioned upon JCC receiving the affirmative vote of a majority of the shares held by stockholders other than Harrah's Operating Company and its affiliates. While Harrah's Operating Company may waive the requirement that the merger agreement and the merger be approved by the holders of a majority of the non-Harrah's Operating Company shares, your vote is important. Messrs. Debban and Smart, who were members of the Special Committee and who, with their affiliates, own 27% of the non-Harrah's Operating Company shares of JCC common stock, have agreed to vote their shares in favor of approving the merger agreement and the merger. Any abstention or "broker non-vote" will have the same effect as a vote against approval of the merger agreement under this condition to closing of the merger.

Solicitation of Proxies

        In addition to soliciting proxies through the mails or by telephone, JCC has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. Further, JCC may solicit proxies through JCC's directors, officers and regular employees in person and by telephone and facsimile, but JCC will not pay them any additional compensation for doing this, except for reimbursement of reasonable out-of-pocket costs.

        JCC will bear all costs and expenditures related to solicitation of proxies for the special meeting. Such costs and expenditures shall include fees for attorneys, accountants, public relations or financial advisors, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation. However, Harrah's Operating Company has agreed to share equally in the costs of filing, printing and mailing this proxy statement. Proxies will be solicited through the mails or by telephone.

        JCC has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies, for which Georgeson Shareholder Communications will be paid a fee of $7,500.

PARTIES TO THE MERGER

        The information below provides an overview of each party to the merger agreement.

JCC Holding Company

        JCC is a Delaware corporation and is a casino and entertainment company. It owns a land-based casino entertainment facility in downtown New Orleans, Louisiana, which opened for business on October 28, 1999, at the foot of Canal and Poydras Streets on the site of New Orleans' former Rivergate convention center. Pursuant to a casino operating contract dated October 30, 1998 among Jazz Casino Company, L.L.C., which operates the casino, Harrah's Jazz Company (now dissolved) and the State of Louisiana, acting through the Louisiana Gaming Control Board, Jazz Casino Company, L.L.C. was granted the exclusive right to operate the only land-based casino in Orleans Parish, Louisiana.

        JCC was incorporated on August 20, 1996, in anticipation of assuming the business formerly owned by Harrah's Jazz Company, which filed for bankruptcy in November 1995. JCC conducts business through its wholly-owned subsidiaries, Jazz Casino Company, L.L.C., a Louisiana limited liability company, JCC Development Company, L.L.C., a Louisiana limited liability company, JCC Canal Development, L.L.C., a Louisiana limited liability company, and JCC Fulton Development, L.L.C., a Louisiana limited liability company. JCC filed for bankruptcy protection in January 2001 and emerged in March 2001. JCC's common stock is traded on the over-the-counter Bulletin Board system under the symbol "JCHC." JCC's executive offices are located at One Canal Place, 365 Canal Street, Suite 900, New Orleans, Louisiana 70130, and its telephone number is (504) 533-6000.

Harrah's Operating Company, Inc.

        Harrah's Operating Company is a Delaware corporation, with its principal executive offices located at One Harrah's Court, Las Vegas, Nevada 89119 (Telephone: (702) 407-6000). Harrah's Operating Company is a wholly-owned subsidiary of Harrah's Entertainment, a publicly traded company listed on the New York Stock Exchange under the symbol "HET." Harrah's Operating Company operates in more markets than any other casino company and operates 26 casinos in 13 states, including JCC's casino in New Orleans. Harrah's Operating Company's casino entertainment facilities include twelve land-based casinos, ten riverboat or dockside casinos, and four casinos on Indian reservations. Additional information about Harrah's Entertainment and Harrah's Operating Company is contained in Harrah's Entertainment's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002, and Current Reports on Form 8-K, filed with the Securities and Exchange Commission. Harrah's Operating Company currently owns approximately 63% of the outstanding shares of JCC common stock.

Satchmo Acquisition, Inc.

        Satchmo was incorporated in Delaware in July 2002 by Harrah's Operating Company in contemplation of the proposed merger. Satchmo's principal executive offices are located at c/o Harrah's Operating Company, Inc. One Harrah's Court, Las Vegas, Nevada 89119 (Telephone: (702) 407-6000). Harrah's Operating Company formed Satchmo for the sole purpose of affecting the merger and has agreed to enable it to pay the merger consideration to JCC's stockholders and any amounts due to holders of dissenting shares under Delaware law. Satchmo has not been engaged in any business activities other than those in connection with the merger. Pursuant to the merger agreement, JCC will be merged with Satchmo, with JCC as the surviving company in the merger.

No Violation

        None of JCC, Harrah's Operating Company or Satchmo or their respective officers or directors has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). In addition, none of JCC, Harrah's Operating Company, or Satchmo has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

SPECIAL FACTORS

Background of the Merger

        The current corporate and capital structure of JCC was created through a plan of reorganization under Chapter 11 of the United States Bankruptcy Code, which was approved by the bankruptcy court on March 29, 2001. The plan of reorganization extinguished JCC's then outstanding common stock and replaced JCC's then outstanding debt securities with new common stock and debt securities. Prior to JCC's bankruptcy reorganization, Harrah's Entertainment and it affiliates owned approximately 42.6% of the issued and outstanding stock in JCC. Under JCC's then-existing certificate of incorporation, the stock ownership of Harrah's Entertainment allowed it to elect three of the six directors, but certain actions of the board of directors could not be taken without the approval of a majority of both the non-Harrah's Entertainment-elected directors and the Harrah's Entertainment elected directors.

        Upon emerging from bankruptcy on March 29, 2001, JCC issued 12,386,200 shares of a single class of common stock and $124.5 million of senior notes to its former creditors, including Harrah's Entertainment. All of JCC's then-existing stock was cancelled and all outstanding JCC indebtedness was eliminated, including stock held by and indebtedness owed to Harrah's Entertainment and its affiliates. In exchange for waivers of default under certain contracts, the extinguishment of claims and other considerations, Harrah's Operating Company was issued 6,069,238 shares of JCC common stock, resulting in Harrah's Operating Company's ownership of 49% of all issued and outstanding JCC common stock and $51.6 million in principal amount of the senior notes, or approximately 41% of the total outstanding principal amount.

        JCC's current certificate of incorporation contains restrictions on Harrah's Entertainment's ability to influence JCC's corporate actions. The certificate of incorporation prohibits any action by stockholders, other than at a meeting of the stockholders. Further, special stockholders' meetings may only be called by the chairman or the president of JCC, with the agreement of a majority of members of the board of directors who were not nominated by Harrah's Entertainment, Harrah's Operating Company or Harrah's New Orleans Management Company (the "Non-Harrah's Nominated Directors"). JCC's certificate of incorporation also requires a majority of the Non-Harrah's Nominated Directors to approve certain transactions or agreements between Harrah's Entertainment or its affiliates and JCC.

        Under JCC's current certificate of incorporation, following JCC's emergence from bankruptcy, the board of directors consisted of seven directors, four of whom were initially designated by JCC's creditors' committee and three of whom were initially designated by Harrah's Entertainment, Harrah's Operating Company and Harrah's New Orleans Management Company (the "Harrah's Entities"). At the first annual meeting of stockholders after the bankruptcy, in 2002, the terms of one of the directors designated by the creditors' committee and one designated by the Harrah's Entities expired. As further set forth below, JCC and the Harrah's Entities have recently engaged in litigation regarding the number of directors that the Harrah's Entities was entitled to nominate for the two board seats to be filled at the 2002 annual meeting of stockholders.

        Since October 1998, Harrah's New Orleans Management Company, a subsidiary of Harrah's Operating Company (the "Management Company"), has managed the JCC casino pursuant to a casino management agreement. The Management Company is responsible for marketing and operation of JCC's casino, providing accounting and budgeting services, maintaining and renovating the casino property, and hiring and supervising employees. The casino management agreement was amended and restated in connection with JCC's bankruptcy reorganization to eliminate certain fees that the Management Company had previously been entitled to receive. The Non-Harrah's Entertainment Nominated Directors oversee the Management Company's performance. Despite their oversight role, the Non-Harrah's Entertainment Nominated Directors may only terminate the management agreement and replace the Management Company upon a breach of the management agreement or a failure to meet certain performance levels and if JCC replaces Harrah's Entertainment as JCC's revolving credit lender and guarantor of minimum payments to the State of Louisiana. The Non-Harrah's Nominated Directors believe it would be difficult to replace Harrah's Entertainment as a source of credit or as a guarantor of the required minimum payment to the State of Louisiana.

        Disputes between Harrah's Entertainment and JCC over how the casino should be operated arose following JCC's emergence from bankruptcy in March 2001. Harrah's Entertainment, the Non-Harrah's Nominated Directors and JCC's management disagreed with respect to certain aspects of the strategic and business direction of JCC, including development plans for the casino buffet, a new restaurant and the second floor of the casino. Other disputes between JCC and Harrah's Entertainment resulted in the three lawsuits described more fully below.

        On April 18, 2002, JCC sued Harrah's Entertainment and affiliated entities in Louisiana civil district court alleging that the Management Company failed to adhere to the terms and conditions of the casino management agreement with respect to the marketing, advertising and promotion of the casino. JCC also alleged that Harrah's Entertainment diverted business from the JCC casino to other casinos wholly-owned by Harrah's Entertainment or by its affiliates. Harrah's Entertainment has disputed these claims. The dismissal of this lawsuit is a condition to the closing of the merger agreement and the transactions contemplated therein. See "—Litigation between JCC and Harrah's Entertainment's Affiliated Entities that will be dismissed in connection with the Merger."

        On March 4, 2002 and March 7, 2002, JCC's compensation committee authorized employment agreements and stock option grants for Messrs. Debban and Smart. The recommendation of the compensation committee on each date was by a vote of two for and one abstaining. The member abstaining was nominated by the Harrah's Entities. On April 22, 2002, Harrah's Entertainment filed a derivative action in Delaware Court of Chancery against JCC's Non-Harrah's Nominated Directors and JCC alleging self-dealing and a breach of fiduciary duty in connection with the compensation committee's authorization of Messrs. Debban and Smart's employment agreements and stock option grants. In that suit, Harrah's Entertainment sought to have the Court of Chancery declare the stock option grants invalid and to permanently enjoin the implementation of the employment agreements and stock option grants. JCC and the Non-Harrah's Nominated Directors have disputed these claims. If the merger is approved and it closes, this lawsuit will be settled pursuant to the separation agreements as described herein. See "—Interests of Certain Persons in the Merger" and "—Litigation between JCC and Harrah's Entertainment's Affiliated Entities that will be dismissed in connection with the Merger."

        On March 4, 2002, Philip G. Satre, the Chairman and Chief Executive Officer of Harrah's Entertainment and then-Chairman of JCC, and Charles L. Atwood, the Chief Financial Officer of Harrah's Entertainment, met in Los Angeles, California with Paul D. Debban, a JCC director and the President of JCC. During the meeting, the parties discussed the financial performance of the JCC casino, and Mr. Atwood indicated that Harrah's Entertainment might be interested in acquiring the remaining equity interests in JCC that it did not own. The discussions were preliminary in nature, and the participants did not discuss specific terms of any potential transaction.

        Following the meeting with Messrs. Satre and Atwood, Mr. Debban arranged a conference call on March 4, 2002, for Mr. Debban, Preston Smart, Christopher Lowden and Rudy Cerone, four of the seven members of the board of directors and all of the Non-Harrah's Nominated Directors. During the telephonic meeting, Mr. Debban informed the participants that Harrah's Entertainment had expressed an interest in acquiring the equity interests in JCC that it did not own. The participants discussed Mr. Debban's conversations with Harrah's Entertainment and their duties as directors. The participants also discussed that, prior to any formal discussions between JCC and Harrah's Entertainment, the JCC board of directors should, with the advice of counsel, form an appropriate special committee of the board of directors. The participants also discussed that any such special committee should be delegated the authority to negotiate any proposed transaction with Harrah's Entertainment. The participants unanimously agreed to recommend the formation of a special committee to the full board of directors and the retention by that committee of its own legal counsel and financial advisor.

        On March 5 and 6, 2002, Messrs. Debban and Atwood had several telephone conferences to further explore a possible transaction between JCC and Harrah's Entertainment. They were unable to reach a consensus on the price, structure or terms of any potential transaction.

        At the March 20, 2002, meeting of the JCC board of directors, the JCC board of directors formally ratified the constitution of the Special Committee. The Special Committee was delegated the sole authority to discuss and negotiate potential transactions with Harrah's Entertainment. The JCC board ratified the appointment of Messrs. Debban, Smart, Lowden and Cerone as members of the Special Committee and approved the recommendation by members of the Special Committee of Hunt & Ayres, LLP as legal counsel and Houlihan Lokey Howard & Zukin Capital as the financial advisor to the Special Committee. Mr. Smart and Mr. Debban recommended Hunt & Ayres based upon the firm's expertise in securities, corporate and merger and acquisition transactions and Mr. Smart's previous experience working with the firm. Houlihan Lokey was selected because of its expertise in the gaming industry and its extensive valuation expertise including providing fairness opinions to independent committees in connection with acquisition transactions. Mr. Debban also indicated that Houlihan Lokey had provided financial advisory services to the JCC bondholders and other unsecured creditors in the January 2001 bankruptcy. Mr. Debban also indicated Houlihan Lokey had followed the financial performance of JCC since emerging from bankruptcy in March 2001. During the 2001 JCC bankruptcy proceedings, Mr. Debban was chairman of the bondholder's committee.

        The Non-Harrah's Nominated Directors also voted to replaced Mr. Satre as chairman with Mr. Debban during the March 20, 2002, meeting.

        Harrah's Entertainment formally retained Bear Stearns & Co. as its financial advisor on April 29, 2002.

        On May 8, 2002, Houlihan Lokey and Bear Stearns discussed a possible transaction between JCC and Harrah's Entertainment. Bear Stearns stated that Harrah's Entertainment was considering a transaction with a per share valuation of $8.50. Houlihan Lokey informed Bear Stearns that the representatives of the Special Committee were not currently interested in a transaction with Harrah's Entertainment at $8.50 per share but, in connection with an internal review, had discussed a per share valuation of JCC between $17 and $20. Houlihan Lokey indicated to Bear Stearns that the Special Committee was not willing to consider any transaction at a per share valuation of $8.50. Harrah's Entertainment later indicated to Bear Stearns, which subsequently related it to Houlihan Lokey, that it was not interested in pursuing a proposed transaction with JCC at a price higher than $8.50. The parties agreed to terminate discussions without further negotiations and without any agreement on terms, structure or price because of the wide divergence in views on valuation and the ongoing litigation between the parties.

        The terms of two of the seven JCC directors were scheduled to expire on the date of JCC's 2002 annual meeting of stockholders, which was originally scheduled for April 25, 2002. In connection with JCC's 2002 annual meeting of stockholders, the Non-Harrah's Nominated Directors exercised their right under JCC's certificate of incorporation to nominate Mr. Cerone to stand for election. The Harrah's Entities exercised their right under JCC's certificate of incorporation and nominated Mr. Satre to stand for election as a director. In addition, Harrah's Operating Company, in its capacity as a stockholder, nominated Dr. Teamer, who was not affiliated with the Harrah's Entities, to stand for election as a director.

        Because the JCC board of directors, believed that Harrah's Operating Company was not entitled to nominate a second director in its capacity as a stockholder in addition to its right under JCC's certificate of incorporation to nominate one director as a member of the Harrah's Entities, JCC declined to recognize Harrah's Operating Company's nomination of Dr. Teamer. On March 15, 2002, Harrah's Entertainment and Harrah's Operating Company filed suit against JCC in the Court of Chancery of the State of Delaware seeking a declaratory judgment upholding the validity of Dr. Teamer's nomination. Pursuant to a stipulation of the parties and order of the Court of Chancery, the 2002 annual meeting of stockholders was rescheduled to June 11, 2002, pending the outcome of the litigation.

        On May 31, 2002, the Court of Chancery ruled in favor of Harrah's Entertainment and Harrah's Operating Company in the lawsuit filed on March 15, 2002, allowing Harrah's Operating Company to nominate Dr. Teamer for election as a director at JCC's 2002 annual meeting of stockholders. JCC has appealed the Court of Chancery's decision. The appeal remains pending but will be dismissed if the proposed merger is completed. Because JCC had declined to list Dr. Teamer as a candidate in JCC's initial proxy statement that had been sent to the JCC stockholders, the Harrah's Entities concluded that, with only 11 days until the stockholders' meeting, the Harrah's Entities did not have enough time to solicit proxies through a proxy contest to elect Dr. Teamer as a director of JCC. Accordingly, on June 7, 2002, Harrah's Operating Company purchased the shares of JCC common stock held by Deutsche Bank Trust Company Americas at a price of $10.54 per share and received an irrevocable proxy to vote the shares at the 2002 annual meeting of stockholders. This purchase of JCC's common stock gave Harrah's Operating Company the vote necessary to elect Dr. Teamer as a JCC director at the 2002 annual meeting of stockholders.

        On June 6, 2002, Mr. Debban, in his capacity as chairman of the JCC board of directors and on behalf of the board of directors, sent a notice to Messrs. Satre and Sanfilippo, two of the three directors nominated by the Harrah's Entities, stating that each of Messrs. Satre and Sanfilippo were not qualified to sit as directors of JCC because they did not satisfy certain director qualification provisions in JCC's certificate of incorporation and bylaws.

        On June 11, 2002, at JCC's 2002 annual meeting of stockholders, both Dr. Teamer and Mr. Satre were elected as directors of JCC. On June 14, 2002, Harrah's Entertainment sent a letter to JCC in which it indicated that, although it disagreed with the interpretation of JCC's certificate of incorporation set forth in Mr. Debban's letter dated June 6, 2002, Harrah's Entertainment had determined to appoint Messrs. Loveman and Brammell to fill the board seats previously held by Messrs. Satre and Sanfilippo, who had resigned from the board of directors to avoid additional litigation regarding their qualification as directors. Mr. Cerone remained on the JCC board of directors until July 2, 2002 when Dr. Teamer, who had then been found suitable by the Louisiana Gaming Control Board, filled his board position.

        On June 18, 2002, legal counsel for Harrah's Entertainment and legal counsel for the Special Committee met in Las Vegas to discuss potential resolutions of the outstanding litigation and other disputes between the parties, including the possibility that Harrah's Entertainment would purchase the outstanding common stock of JCC that it did not own. The parties' respective legal counsel agreed to pursue a global settlement of the parties' outstanding litigation and other issues.

        On June 24, 2002, the financial advisors for the Special Committee and Harrah's Entertainment discussed a potential transaction.

        On June 26, 2002, the Special Committee met telephonically. Houlihan Lokey indicated that Harrah's Entertainment, through Bear Stearns, had expressed an interest in acquiring all of the shares of JCC common stock that Harrah's Operating Company and its affiliates did not own for $8.56 per share. Houlihan Lokey told the Special Committee that, based upon Houlihan Lokey's preliminary analysis, Houlihan Lokey could not conclude that a price of $8.56 per share was fair JCC's public stockholders who were not affiliated with Harrah's Entertainment. Houlihan Lokey stated that, based on its preliminary analysis, a price should be at least $10.00 per share in cash to be considered fair. The Special Committee unanimously resolved that a price of $8.56 per share would not be fair to JCC's public stockholders who were not affiliated with Harrah's Entertainment. The Special Committee instructed Houlihan Lokey to continue negotiations to secure an acceptable price.

        From June 24, 2002 through July 29, 2002, Houlihan Lokey and Bear Stearns continued their negotiations.

        At the June 27, 2002 telephonic meeting of the Special Committee, Houlihan Lokey delivered a preliminary draft of its valuation report to the Special Committee. The Special Committee discussed issues related to a potential transaction with Harrah's Entertainment. In discussing the delivery of its preliminary draft report, Houlihan Lokey reported that, while its analysis would continue to be refined and the underlying data updated, the preliminary draft reflected its basic approach to determining a range of values that would be fair consideration to JCC's public stockholders who were not affiliated with Harrah's Entertainment. In order to provide the members of the Special Committee adequate time to fully review Houlihan Lokey's preliminary draft report, the Special Committee agreed to reconvene the next day. Houlihan Lokey's preliminary draft report contained substantially the same analysis as Houlihan Lokey's final report that is described in this proxy statement under the caption "—The Opinion of the Financial Advisor to the Special Committee."

        On June 28, 2002, the Special Committee met telephonically, throughout the day, with multiple adjournments while awaiting additional information. Before the first adjournment, Houlihan Lokey reported that it communicated to Bear Stearns that the Special Committee was not receptive to Harrah's Entertainment's indication of interest in a transaction that resulted in Harrah's Entertainment's acquisition of the remaining JCC common stock at $8.56 per share. When the Special Committee reconvened, Houlihan Lokey communicated Bear Stearns's request that the Special Committee suggest a per share price that would be acceptable to it. The Special Committee suggested, after consulting with Houlihan Lokey, that it would be able to recommend a price of $12.50 per share to the JCC board of directors. Houlihan Lokey communicated this information to Bear Stearns.

        The Special Committee reconvened for the third time at mid-day on June 28. Houlihan Lokey reported that Bear Stearns had communicated that Harrah's Entertainment would consider a merger transaction at $9.23 per share in cash. By that time, each of the Special Committee members had read and had an opportunity to study Houlihan Lokey's preliminary draft report. Houlihan Lokey then reviewed the contents of the preliminary draft report in detail with the Special Committee. The Special Committee then unanimously directed Houlihan Lokey to inform Bear Stearns that the Special Committee would be willing to recommend a transaction to the JCC board of directors at a price of $12.25 per share in cash.

        When the Special Committee reconvened for the fourth time on June 28, Houlihan Lokey reported that Bear Stearns had indicated that Harrah's Entertainment might be willing to consider a transaction for $10.00 per share in cash. The Special Committee discussed a proposal that would include Harrah's Entertainment's common stock as well as cash. The Special Committee authorized Houlihan Lokey to discuss a proposal of $11.25 per share in cash or $10.54 in cash plus $1.00 of Harrah's Entertainment's registered common stock for each share of JCC common stock.

        Despite the lack of agreement regarding significant terms of a potential transaction between Harrah's Entertainment and JCC including the price per share to be paid, on June 30, 2002, counsel to Harrah's Entertainment's delivered a draft form of merger agreement to counsel for the Special Committee. Shortly thereafter, counsel to Harrah's Entertainment's delivered to the personal legal counsel retained by each of Messrs. Debban and Smart a draft form of voting agreement, which provided for an agreement by each of Messrs. Debban and Smart to vote in favor of the proposed transaction and against alternative transactions. Harrah's Entertainment's legal counsel also delivered to legal counsel retained by each of Messrs. Debban and Smart a proposed form of separation agreement which provided that, in connection with the merger, each of Messrs. Debban and Smart would resign from their positions as officers and directors of JCC, settle disputes regarding stock option grants and agree to provide a general release to Harrah's Entertainment and JCC. See "—Interests of Certain Persons in the Merger."

        On July 1, 2002, the Special Committee met telephonically with its legal counsel and its financial advisor. Houlihan Lokey reported that Harrah's Entertainment would not consider a transaction with consideration of $11.25 per share in cash or $10.54 per share in cash plus $1.00 of Harrah's Entertainment's registered common stock. Bear Stearns had indicated to Houlihan Lokey that Harrah's Entertainment might consider a higher price than $10.00 per share if the terms of a merger agreement were acceptable. Bear Stearns had then indicated to Houlihan Lokey that Harrah's Entertainment would consider an offer of $10.54 per share subject to customary due diligence and an acceptable merger agreement. Houlihan Lokey responded that no price should be contingent upon customary due diligence given the long relationship between JCC and Harrah's Entertainment-affiliated entities and the Management Company's management of JCC's casino.

        During a telephonic meeting of the Special Committee on July 2, 2002, the Special Committee reviewed the terms of a preliminary draft report from Houlihan Lokey, which had been delivered to the members of the Special Committee prior to the meeting. Houlihan Lokey briefed the members of the Special Committee about the details of the preliminary draft report, and reported that, although the report was still preliminary and a draft, the per share value of the JCC common stock was in a range from $10.15 to $12.80. Houlihan Lokey discussed the valuation methodologies employed and answered questions of the committee members. Houlihan Lokey's preliminary draft report contained substantially the same analysis as its final report that is described in this proxy statement under the caption, "—The Opinion of the Financial Advisor to the Special Committee." The Special Committee discussed the possibility that $10.00 per share in cash might be Harrah's Entertainment's final price. Houlihan Lokey reported that, based on its analyses to date, any cash price above $10.15 per share would be fair for the JCC common stock to the JCC public stockholders who were not affiliated with Harrah's Entertainment. The Special Committee discussed the details of the Houlihan Lokey report and the status of the negotiations with Harrah's Entertainment. The Special Committee then unanimously determined, contingent upon receipt and review of the final Houlihan Lokey report, that if Harrah's Entertainment were to make an offer for $10.54 per share, a price that Bear Stearns had indicated that Harrah's Entertainment might be willing to pay, such per share price would be fair consideration. The Special Committee unanimously resolved to commence negotiating the transaction documents delivered by Harrah's Entertainment's counsel.

        Mr. Cerone participated in all the meetings of the Special Committee from the time the Special Committee was constituted through July 2, 2002. Mr. Cerone resigned from the Special Committee after its meeting on July 2, 2002 because his replacement on the JCC board of directors, Dr. Teamer, had been found suitable by the Louisiana Gaming Control Board to serve as a director. Dr. Teamer did not replace Mr. Cerone on the Special Committee, which continued to operate with Messrs. Debban, Smart and Lowden.

        From July 1, 2002 through July 30, 2002, representatives and legal advisors of Harrah's Entertainment and the Special Committee engaged in negotiations regarding the merger agreement, and counsel for Harrah's Entertainment and personal counsel for Messrs. Debban and Smart engaged in negotiations regarding the separation and voting agreements. During that period, JCC furnished documents to Harrah's Entertainment relating to the business of JCC to facilitate Harrah's Entertainment's due diligence review, and counsel for Harrah's Entertainment and JCC met to discuss the progress of Harrah's Entertainment's due diligence review.

        On July 3, 2002, Harrah's Entertainment delivered a letter to legal counsel for the Special Committee informing the Special Committee that Harrah's Entertainment and its affiliates had no current intention of selling their shares of JCC common stock.

        On July 15, 2002, the Special Committee received an update from its counsel on the status of negotiations concerning the merger agreement. Several negotiating sessions between counsel for the Special Committee and Harrah's Entertainment followed.

        On July 28, 2002, the Special Committee met to review the revised draft merger agreement. The Special Committee determined that it would recommend to the JCC board of directors that JCC should proceed with the transaction in accordance with the terms of the revised merger agreement if Harrah's Entertainment offered a fair price. Harrah's Entertainment then offered to acquire, for cash through a merger with JCC under the terms of the draft merger agreement, the shares of JCC that Harrah's Entertainment and its affiliates did not already own for $10.54 per share.

        On July 29, 2002, the Special Committee met in JCC's executive offices in New Orleans, with Mr. Smart participating by telephone. At this meeting, Houlihan Lokey delivered its oral opinion, subsequently confirmed in writing and subject to the conditions and qualifications set forth therein, that the cash merger consideration of $10.54 per share was fair, from a financial point of view, to the JCC stockholders who are not affiliated with Harrah's Operating Company. The Special Committee then recommended that the JCC board of directors accept Harrah's Entertainment's offer of $10.54 per share and the terms of the transaction as set forth in the proposed merger agreement.

        Immediately following the meeting of the Special Committee, the JCC board of directors met. All of the directors, including Messrs. Brammell, Loveman, Williams and Dr. Teamer, participated in the meeting. Also present in person or by telephone were counsel to JCC, including its Delaware counsel, counsel to the Special Committee, counsel to Harrah's Entertainment and Houlihan Lokey. Houlihan Lokey circulated its final report and explained the methodologies used to value JCC shares. Houlihan Lokey rendered its oral opinion, subsequently confirmed in writing and subject to the conditions and qualifications set forth therein, that the cash merger consideration of $10.54 per share was fair, from a financial point of view, to the JCC stockholders who are not affiliated with Harrah's Operating Company. Houlihan Lokey answered questions from the JCC directors. Counsel for the Special Committee then described the terms of the merger agreement and answered questions. Counsel for JCC explained the directors' fiduciary duties and answered questions asked by the JCC directors. See "—The Opinion of the Financial Advisor to the Special Committee."

        The advisors then left the room and a discussion regarding the merger ensued. The meeting was adjourned without action on the merger.

        The next evening, July 30, 2002, the JCC board of directors reconvened. Each member of the board of directors, counsel to JCC, counsel to the Special Committee and Houlihan Lokey attended the meeting, some telephonically and some in person. A discussion regarding the potential merger, the terms of the merger agreement and the other agreements and transactions contemplated by the merger agreement ensued. Following this discussion, the board unanimously adopted and approved the merger of a subsidiary of Harrah's Entertainment with JCC, whereby JCC stockholders (other than those affiliated with Harrah's Entertainment) would receive $10.54 cash, without interest, for each share that they own and the other terms contained in the merger agreement, unanimously declared the merger agreement advisable and unanimously determined that the merger agreement and the merger were fair to and in the best interests of JCC and its stockholders other than Harrah's Entertainment and its affiliates. The JCC board of directors also unanimously approved the separation agreements between JCC and Messrs. Debban and Smart, with Messrs. Debban and Smart abstaining from this vote.

        The parties executed the merger agreement, the voting agreements and the separation agreements on the evening of July 30, 2002.

        On July 31, 2002, Harrah's Entertainment and JCC issued a joint press release announcing the execution of the merger agreement.

JCC's Reasons for the Merger and Board of Directors' Recommendation

        The Special Committee, which is composed solely of directors who are not officers, directors or employees of Harrah's Entertainment or Harrah's Operating Company, and the entire board of directors of JCC have each unanimously determined that the merger is fair to and in the best interests of JCC and JCC's stockholders who are not affiliated with Harrah's Operating Company, and recommended approval of the merger agreement. The following are the material factors the Special Committee and the JCC board of directors considered in reaching their conclusion:

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  During the course of negotiations, Harrah's Operating Company informed the Special Committee that it has no intention of selling, transferring or disposing of any of the shares of JCC common stock that it owns. If Harrah's Operating Company, the owner of 63% of JCC common stock, refuses to sell its shares, a sale of the entire company to any third party is impossible.

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  The fact that JCC lost the lawsuit filed by Harrah's Operating Company in the Delaware Chancery Court regarding Harrah's Operating Company's right to nominate a director in its capacity as a stockholder in addition to its right to nominate a director under JCC's certificate of incorporation. Harrah's Operating Company and its affiliates nominated and elected two directors at JCC's 2002 annual meeting, as a result of which a majority of the entire board of directors of JCC is (and absent a successful appeal will remain) affiliated with or nominated by Harrah's Operating Company or its affiliates. Given this judicial outcome, the Special Committee and the JCC board felt that the merger was timely.

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  The fact that Harrah's Operating Company had acquired control of JCC through the purchase of a block of shares from Deutsche Bank Trust Company Americas, and Harrah's Operating Company owns casinos in other markets, including the Lake Charles and Shreveport markets that compete directly with JCC. The ownership of a majority of the shares of JCC common stock by a potential competitor could be a factor in lowering the value of JCC's remaining shares and the public trading price for those shares.

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  The fact that Harrah's Operating Company paid $10.54 per share to Deutsche Bank Trust Company Americas for 1,734,068 shares of JCC common stock, which increased Harrah's Operating Company's ownership from approximately 49% to 63%, thereby giving Harrah's Operating Company a majority of all outstanding shares of JCC common stock, and the Special Committee's conclusion that $10.54 per share represented the payment of a control premium.

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  The cash price of $10.54 per share to be paid in the merger, including the fact that such amount represents a premium of 368% over the market price for JCC shares on March 4, 2002 (the date that Harrah's Entertainment initially expressed its interest in acquiring the shares of JCC common stock not already owned by Harrah's Operating Company), 88% over the average closing market price of JCC's shares for the ninety trading days preceding July 29, 2002 (the day before the announcement of the execution of the merger agreement), and approximately 17% over the closing market price on July 29, 2002.

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  The delivery to the Special Committee of the opinion of Houlihan Lokey, its independent financial advisor, to the effect that the cash merger consideration of $10.54 per share in exchange for outstanding shares of JCC common stock is fair, from a financial point of view, to JCC's stockholders who are not affiliated with Harrah's Operating Company.

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  The current and prospective business environment in which JCC operates, including: economic, market, regulatory and competitive conditions; the benefits, costs and risks inherent in JCC's strategic plan, which contemplates growth through increasing its entertainment and restaurant facilities; the risk of an entertainment company dependent on a single market and region from which to draw customers; existing and potential increased competition from other companies offering similar entertainment opportunities, and the prospect of substantially larger, better financed companies entering JCC's markets; and the risks of changes to the regulations governing JCC.

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  JCC's strategic alternatives, including remaining a separate company while continuing to explore a merger or joint venture transaction with another party, and the significant challenges that JCC would face as an independent company if it did not proceed with the proposed merger, including the effect of unpredictable and volatile equity and debt markets on its ability to raise capital.

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  The fact that the proposed merger is not subject to any condition that Harrah's Operating Company obtain financing to be able to pay the merger consideration.

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  The business reputation and financial resources of Harrah's Operating Company and Harrah's Entertainment and the strong track record of Harrah's Entertainment and Harrah's Operating Company in completing transactions similar to the merger, including transactions in the gaming industry, supported the Special Committee's determination that Harrah's Operating Company has the ability to complete the merger in a timely manner.

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  The other terms of the merger agreement, including the parties' representations, warranties, and covenants, and the conditions to their respective obligations. The Special Committee concluded that these terms provide a high degree of certainty that the merger can be completed, particularly in light of Harrah's Operating Company's ability to terminate the merger agreement only in limited circumstances.

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  The fact that JCC common stock is currently quoted on the Over-the-Counter Bulletin Board and the relative lack of liquidity of JCC common stock.

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  The fact that JCC has never paid any dividends on its common stock and, in view of the covenants contained in JCC's long-term debt agreement, it was not likely that its stockholders would receive any dividends in the foreseeable future.

        The Special Committee and the JCC board of directors also considered the following factors, among others, relating to the procedures involved in the negotiation of the merger:

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  JCC's board of directors established the Special Committee to consider and negotiate the merger agreement, and the Special Committee, which is composed solely of directors who are not officers, directors or employees of Harrah's Entertainment or Harrah's Operating Company, was given exclusive authority to, among other things, evaluate, negotiate and recommend the terms of any proposed transaction to the board of directors. Furthermore, JCC's board of directors had determined that it would not approve any transaction that was not recommended by the Special Committee.

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  The Special Committee retained and received advice from its own legal counsel and financial advisor in evaluating, negotiating and recommending the terms of the merger agreement.

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  JCC's stockholders have the right to demand appraisal of their shares in accordance with the procedures established by Delaware law. See "DISSENTERS' AND APPRAISAL RIGHTS."

        The Special Committee also considered a variety of risks and other potentially negative factors concerning the merger but determined that these factors were outweighed by the benefits of the factors supporting the merger. These negative factors included the following:

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  The Special Committee and JCC's board approved the merger agreement despite the fact that Harrah's Operating Company insisted upon a $3.5 million fee to be paid by JCC to Harrah's Operating Company if the merger did not close for certain reasons and JCC entered into another, similar transaction within 12 months, because the Special Committee and the board considered that, in view of the majority ownership of JCC by Harrah's Operating Company, the existence of the Management Agreement and various other factors, a competitive offer to the merger was not likely to be made.

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  Certain terms and conditions set forth in the merger agreement, required by Harrah's Operating Company as a prerequisite to entering into the merger agreement, prohibit JCC and its representatives from soliciting third-party bids and from accepting third-party bids except in specified circumstances See "THE MERGER AGREEMENT".

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  Certain directors of JCC have relationships with Harrah's Operating Company that may be viewed as conflicts of interest and other directors and executive officers have interests in the merger that are in addition to or different from those of JCC common stockholders, generally see "—Interests of Certain Persons in the Merger".

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  The merger agreement includes a provision that Harrah's Operating Company's obligations to complete the transactions contemplated by the merger agreement are conditioned upon the receipt of the vote and approval of a majority of the stockholders who are not affiliated with Harrah's Operating Company. Notwithstanding the fact that this condition is waivable by Harrah's Operating Company, the Special Committee believes that the merger is procedurally fair to JCC's stockholders who are not affiliated with Harrah's Operating Company.

  •
  Following the merger, JCC will be a privately held company, and its current stockholders will cease to participate in any future earnings, losses, growth or decline in value of JCC.

        After considering these factors, the Special Committee concluded that the positive factors relating to the merger outweighed the negative factors. Because of the variety of factors considered, the Special Committee did not find it practicable to quantify or otherwise assign relative weights to, and did not make specific assessments of, the specific factors considered in reaching its determination. However, individual members of the Special Committee may have assigned different weights to various factors. The determination of the Special Committee was made after consideration of all of the factors together.

        The JCC board of directors believes that the merger agreement and the proposed merger are substantively and procedurally fair to JCC and JCC's stockholders who are not affiliated with Harrah's Operating Company for all of the reasons and factors described above, even though no disinterested representative was retained to act solely on behalf of the stockholders who are not affiliated with Harrah's Operating Company. The JCC board of directors voted unanimously to adopt and approve the merger agreement and the merger.

        THEREFORE, THE JCC BOARD OF DIRECTORS, BASED IN PART ON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE AND THE OPINION OF HOULIHAN LOKEY, RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER.

Reasons of Harrah's Operating Company for the Merger; Position of Harrah's Entertainment, Harrah's Operating Company and Satchmo as to the Fairness of the Merger

        The following sections of this proxy statement related to the reasons of Harrah's Operating Company for proposing the merger agreement and the positions of Harrah's Operating Company on the merger agreement were provided to JCC by Harrah's Operating Company, and are included in this proxy statement in satisfaction of the rules of the Securities and Exchange Commission.

        Harrah's Operating Company's purpose for engaging in the transactions contemplated by the merger agreement is to acquire 100% ownership of JCC in a transaction in which the holders of JCC common stock (other than Harrah's Operating Company) would be entitled to have their equity interest in JCC extinguished in exchange for cash in the amount of $10.54 per share without interest.

Harrah's Operating Company considered the lack of liquidity of JCC common stock and believes that this transaction provides liquidity to JCC's stockholders who are unaffiliated with Harrah's Operating Company. The determination to proceed with the acquisition at this time would also, in the view of Harrah's Operating Company, afford JCC's stockholders who are unaffiliated with Harrah's Operating Company an opportunity to dispose of their shares at a premium over the market prices that prevailed prior to the date on which JCC announced the execution of the merger agreement. In addition, Harrah's Operating Company noted that causing JCC to be closely held, and therefore no longer required to file periodic reports with the SEC, would reduce costs associated with JCC's obligations and reporting requirements under the securities laws, which Harrah's Operating Company anticipates could result in considerable savings. See "—Certain Effects of the Merger."

        Harrah's Operating Company has not received advice from Houlihan Lokey as to the fairness of the merger agreement and the merger. Harrah's Operating Company has considered the factors considered by the Special Committee and the JCC board of directors referred to in "Special Factors—JCC's Reasons for the Merger and Board Recommendation." Based on the factors considered by the Special Committee and the JCC board of directors, including, in particular, the following material factors, Harrah's Operating Company believes that the merger agreement and the $10.54 per share cash merger consideration is fair from a financial point of view to JCC's stockholders who are not affiliated with Harrah's Operating Company:

  •
  Harrah's Operating Company has no intention of selling, transferring or disposing of any of its shares of JCC common stock;

  •
  the cash price of $10.54 per share to be paid in the merger, including the fact that such amount represents a premium of 368% over the market price for JCC shares on March 4, 2002 (the date that Harrah's Entertainment initially expressed its interest in acquiring the shares of JCC common stock not already owned by Harrah's Operating Company), 88% over the average closing market price of JCC's shares for the ninety trading days preceding July 29, 2002 (the day before the announcement of the execution of the merger agreement), and approximately 17% over the closing market price on July 29, 2002;

  •
  the opportunity that the merger will afford JCC's stockholders who are unaffiliated with Harrah's Operating Company to dispose of all of their common stock for cash in light of the relatively thin trading market and lack of liquidity of JCC common stock;

  •
  the fact that the consideration to be received by JCC's stockholders (other than Harrah's Entertainment and its affiliates) in the merger would consist entirely of cash, eliminating any uncertainties in valuing the merger consideration to be received by JCC's stockholders;

  •
  without adopting the opinion, the fact that the Special Committee received a written opinion of its financial advisor as to the fairness, from a financial point of view, of the merger agreement, including the $10.54 per share merger consideration, to JCC's stockholders who are unaffiliated with Harrah's Operating Company;

  •
  the terms and conditions of the merger agreement, including the amount and the form of consideration to be paid, the parties' mutual representations, warranties and covenants and the conditions to their respective obligations and the absence of any future obligations of JCC's stockholders; and

  •
  the unanimous recommendation of the Special Committee and the recommendation of the JCC board of directors (based on the unanimous vote of the entire board of directors).

        Harrah's Operating Company did not rely on any report, opinion or appraisal in determining the fairness of the transaction to JCC's stockholders who are unaffiliated with Harrah's Operating Company.

        Harrah's Operating Company believes that the merger is procedurally fair to JCC stockholders who are unaffiliated with Harrah's Operating Company, because, among other things:

  •
  JCC's board of directors established the Special Committee to consider and negotiate the merger agreement;

  •
  the Special Committee, which is composed solely of directors who are not officers, directors or employees of Harrah's Entertainment or Harrah's Operating Company, was given exclusive authority to, among other things, evaluate, negotiate and recommend the terms of any proposed transaction;

  •
  the Special Committee retained and received advice from its own legal counsel and financial advisor in evaluating, negotiating and recommending the terms of the merger agreement;

  •
  the Special Committee's financial and legal advisors reported directly to the Special Committee and took direction exclusively from the Special Committee;

  •
  the $10.54 per share cash consideration and the other terms and conditions of the merger agreement resulted from arm's-length bargaining between the Special Committee and its representatives, on the one hand, and Harrah's Operating Company and its representatives, on the other hand; and

  •
  the JCC board of directors acted upon the unanimous recommendation of the Special Committee.

        In reaching its determination as to fairness, Harrah's Operating Company did not assign specific weight to particular factors, but rather considered the factors as a whole. Harrah's Operating Company believes that the merger is procedurally fair to JCC stockholders who are not affiliated with Harrah's Operating Company for the reasons set forth above.

Background of Harrah's Operating Company's Interest in JCC Common Stock

        Harrah's Operating Company acquired its shares of JCC common stock pursuant to the terms and provisions of a Plan of Reorganization dated February 8, 2001 (the "Plan of Reorganization") filed in the United States Bankruptcy Court for the District of Louisiana by JCC, pursuant to Chapter 11 of Title 11 of the United States Bankruptcy Code. Under the Plan of Reorganization, all of JCC's then-existing equity and debt securities were eliminated and new equity and debt securities were issued to certain of JCC's creditors, including Harrah's Operating Company. On March 29, 2001, the Plan of Reorganization was consummated and JCC issued 12,386,200 shares of its common stock to these creditors. On the effective date of the reorganization and pursuant to the Plan of Reorganization, Harrah's Operating Company was issued 6,069,238 shares of JCC common stock, which constituted a 49% interest in JCC. On May 25, 2001, JCC common stock was registered under Section 12 of the Securities Exchange Act of 1934, as amended.

        On May 17, 2002, Harrah's Operating Company purchased 2,000 shares of JCC common stock on the open market at a price per share of $4.875. In addition, on June 7, 2002, Harrah's Operating Company purchased 1,734,068 shares of JCC common stock from Deutsche Bank Trust Company Americas at a price per share of $10.54 pursuant to a Stock and Senior Note Purchase Agreement. Pursuant to this agreement, if, prior to January 1, 2003, Harrah's Entertainment, Harrah's Operating Company or any of their affiliates acquires any additional shares of JCC common stock not owned by Harrah's Operating Company for a price greater than $10.54 per share, Harrah's Operating Company will pay to Deutsche Bank Trust Company Americas an amount equal to the product of (i)(a) the highest price per share paid by Harrah's Operating Company or any of its affiliates for any shares of JCC common stock less (b) $10.54 and (ii) 1,734,068.

Interests of Certain Persons in the Merger

        In considering the recommendation of the Special Committee to the JCC board of directors and the recommendation of the JCC board of directors to you, you should be aware that certain members of the JCC board of directors, all members of the Special Committee and some members of JCC's management have interests that are different from, or in addition to, your interests as a JCC stockholder generally. The JCC board of directors appointed the Special Committee, consisting solely of directors who are not officers, directors or employees of Harrah's Entertainment or Harrah's Operating Company, to evaluate, negotiate and recommend the merger agreement and to evaluate whether the merger is in the best interests of JCC's stockholders (other than Harrah's Entertainment, Harrah's Operating Company and their subsidiaries). The Special Committee was aware of these differing interests and considered them, among other matters, in evaluating and negotiating the merger agreement and the merger and in recommending to the JCC board of directors that the merger agreement be approved and adopted. In addition, each of the members of JCC's board of directors was aware of these interests and considered them, among other matters, in adopting and approving the merger agreement and the merger.

        The JCC board of directors determined that each member of the Special Committee would receive no additional consideration for his service on the Special Committee, regardless of whether any proposed transaction was entered into or completed.

  Beneficial Ownership

        As of the record date for the special meeting, JCC's directors and executive officers owned 1,250,277 shares of JCC common stock, or approximately 10% of the outstanding shares. Additionally, they collectively have options to purchase 786,969 shares of JCC common stock at a weighted average exercise price per share of $3.49. Messrs. Debban and Smart, two of JCC's directors and executive officers and the only of JCC's directors and officers who own JCC's common stock, have agreed to vote in favor of approving the merger agreement and the merger pursuant to their stockholder voting agreements described herein. The directors and officers will receive the same consideration for their shares of JCC common stock as the other stockholders of JCC. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for information regarding the current officers and directors and their stock ownership in JCC.

  Treatment of Stock Options

        Immediately prior to the effective time of the merger, all unexpired and unexercised options or similar rights to purchase shares of JCC common stock, whether or not then exercisable, will be canceled. In exchange for such cancellation, each former holder will be entitled to receive cash in an amount equal to $10.54, less the exercise price per share of the canceled options, multiplied by the number of shares of JCC common stock subject to the options.

        Stock options have been granted to Preston Smart and Paul D. Debban as part of their employment contracts with JCC. Mr. Debban is the Chairman and President of JCC, and Mr. Smart is President of JCC Development Company, JCC Canal Development, and JCC Fulton Development. Both Messrs. Debban and Smart served on the Special Committee. As of July 29, 2002, options to acquire 524,781 shares of JCC common stock at an average exercise price of $3.25 per share had been granted to each of Mr. Smart and Mr. Debban pursuant to their employment contracts. Harrah's Operating Company has contested the grant of those stock options in litigation currently existing in the Delaware Chancery Court, arguing that Messrs. Debban, Smart, Cerone and Lowden violated their fiduciary duties in approving such grants. If the merger is completed, separation agreements between Harrah's Operating Company and Messrs. Debban and Smart will take effect, and the dispute over Messrs. Debban and Smart's stock options will be settled under the terms of the separation agreements.

Copies of the separation agreements are attached to this proxy statement as Appendices D and E. Under the terms of the separation agreements, the parties have agreed that each of Mr. Debban and Mr. Smart has an option to acquire 309,531 shares of JCC common stock for $3.20 per share. Accordingly, Messrs. Smart and Debban will be entitled to receive a total of approximately $4.5 million upon cancellation of their options if the merger is completed.

        The aggregate amount to be paid to JCC's directors and executive officers for their outstanding stock options is expected to be approximately $5.5 million, before taxes and other withholding. The following table sets forth the cash amounts, before taxes and any withholding, that the executive officers and directors of JCC are expected to receive in respect of their stock options upon completion of the merger:

Name	Shares subject to options		Exercise price		Proceeds to be received in merger(1)
Paul Debban	309,531	(2)	$3.20	(2)	$2,271,957.54
Preston Smart	309,531	(2)	$3.20	(2)	$2,271,957.54
Camille Fowler	120,000		$3.20		$880,800.00
	47,907		$8.00		$121,683.78

Total					$5,546,398.86

(1)
Calculated by multiplying the number of shares subject to option by the difference between $10.54 and the exercise price of the options.

(2)
Number of shares subject to option and exercise price established pursuant to the separation agreements entered into by Messrs. Debban and Smart in conjunction with JCC's entry into the merger agreement.

  Insurance; Directors' and Officers' Indemnification

        JCC presently maintains a directors' and officers' liability insurance policy. Following the effective date of the merger, the merger agreement requires the surviving company to provide for each current and former director and officer of JCC a directors' and officers' liability insurance and indemnification policy that provides coverage for events occurring prior to the merger. This policy shall be no less favorable than JCC's existing policy, provided that the average premium for such policy does not exceed 200% of JCC's current annual premium. If substantially equivalent insurance coverage is not available, the best available coverage must be provided. Under the merger agreement, JCC will be required to provide this coverage for six years after the merger.

        In addition, all right to indemnification existing in favor of the directors and officers of JCC as provided in JCC's certificate of incorporation and bylaws as of the date of the merger agreement will survive the merger. Such indemnification will continue in full force and effect and not be amended, appealed or otherwise modified in any manner that would adversely affect the rights of anyone entitled to indemnification thereunder (unless such amendment or modification is required by law) for a period of six years after the merger, all in accordance with and subject to applicable law.

  Separation Agreement Compensation

        JCC and its subsidiaries have employment agreements with Mr. Debban and Mr. Smart, two of their executive officers who were members of the Special Committee. In connection with the execution of the merger agreement, Mr. Debban and Mr. Smart both entered into separation agreements providing that their employment with JCC and its affiliates would cease upon the completion of the merger, and JCC would pay each a cash payment equal to $200,000. Copies of the separation agreements are attached hereto as Appendices D and E.

  Compensation Pursuant to Employment Agreement

        Pursuant to the terms of the employment agreement between JCC and Camille Fowler, JCC has agreed that, if the employment of Camille Fowler, the Vice President—Finance, Secretary and Treasurer of JCC, is terminated or Ms. Fowler resigns under certain circumstances after a change of control, Ms. Fowler will be entitled to a severance payment of approximately $300,000.

  Stockholder Voting Agreements

        In connection with the execution of the merger agreement, Harrah's Operating Company entered into stockholder voting agreements with two members of the Special Committee, Paul Debban and Preston Smart, along with certain of Mr. Smart's affiliates, under which these stockholders agreed to vote all of their shares of JCC common stock in favor of the adoption of the merger agreement. In addition, Messrs. Debban and Smart have each granted to Harrah's Operating Company an irrevocable proxy with respect to the shares beneficially owned by them for the purpose of voting their shares in accordance with their commitment to support the adoption of the merger agreement and approval of the merger. As of the record date for the special meeting, these stockholders owned shares of JCC common stock representing approximately 10% of the outstanding shares of JCC common stock or approximately 27% of the non-Harrah's Operating Company shares entitled to vote. Copies of the stockholder voting agreements are attached to this proxy statement as Appendices F and G.

        The stockholder voting agreements generally prohibit Mr. Debban and Mr. Smart and Mr. Smart's affiliates from approving: (1) any proposal from a third party to acquire JCC, even if such proposal is superior to the merger agreement; (2) changes related to JCC's board of directors, capitalization, bylaws, certificate of incorporation or corporate structure, or (3) other actions or proposals that may prevent, impede or adversely affect the merger.

        The stockholder voting agreements also prohibit, subject to limited exceptions, Messrs. Debban and Smart from: (1) selling, transferring, pledging, assigning or otherwise disposing of any shares of JCC common stock, or (2) taking any action that would prevent, impede, interfere with or adversely affect their ability to perform their obligations thereunder.

        The stockholder voting agreements terminate upon the earlier of (a) mutual consent of Harrah's Operating Company and Mr. Debban or Mr. Smart and his affiliates, as the case may be, and (b) the completion of the merger or the termination of the merger agreement in accordance with its terms. However, termination of the merger agreement does not prevent any party to the stockholder voting agreements from seeking any remedies against another party for a breach under the stockholder voting agreements.

  Affiliate Transactions and Competition

        Mr. Brammell, a member of JCC's board, is the Senior Vice President and General Counsel of Harrah's Entertainment. Mr. Loveman, who is also a member of JCC's board of directors, is the President and Chief Operating Officer of Harrah's Entertainment. Eddie N. Williams is a member of JCC's board of directors and a director of Harrah's Entertainment. Harrah's Operating Company owns or controls (indirectly through one or more subsidiaries or affiliates) dockside casinos in Vicksburg and

Tunica, Mississippi and Shreveport, Louisiana, as well as two riverboat casinos in Lake Charles, Louisiana. Harrah's Operating Company (or one or more of its subsidiaries or affiliates) may also develop other casinos that may compete with JCC's casino. As a result of the ownership by Harrah's Operating Company of certain casinos that may, now or in the future, compete with JCC's casino, together with the positions held by Messrs. Loveman, Brammell and Williams as directors and/or officers of Harrah's Entertainment and JCC, a conflict of interest may be deemed to exist by reason of such persons' access to information regarding JCC and its and business opportunities, any or all of which could be useful to one or more of Harrah's Operating Company's competing casinos. In addition, JCC's certificate of incorporation contains provisions that require certain transactions with affiliates of Harrah's Operating Company to be approved by directors who are not nominated by or affiliated with Harrah's Entertainment.

  Management Agreement

        On October 29, 1998, Jazz Casino Company, a wholly-owned subsidiary of JCC, and the Management Company entered into an agreement pursuant to which Jazz Casino Company engaged the Management Company to manage the operations of JCC's casino. This Management Agreement was amended and restated in connection with JCC's plan of reorganization entered into in March 2001. The Management Company is a wholly-owned subsidiary of Harrah's Operating Company and was formed in May 1993 for the purpose of managing the JCC casino.

        Under the Management Agreement, subject to certain budgetary constraints, the Management Company is responsible for and has authority over, among other things:

  •
  hiring, supervising and establishing labor policies with respect to employees working in the JCC casino;

  •
  gaming and entertainment policies and operations including security and internal control procedures;

  •
  advertising, marketing and promoting the JCC casino;

  •
  providing casino-level accounting and budgeting services;

  •
  maintaining, renovating and improving the JCC casino;

  •
  performing certain system services generally performed at casinos owned or managed by Harrah's Operating Company or its affiliates; and

  •
  performing certain other functions identified by Jazz Casino and agreed to by the Management Company.

        During the term of the Management Agreement, Jazz Casino is required to fund the cost of operating the JCC casino and is responsible for, among other things:

  •
  approving budgets presented by the Management Company;

  •
  maintaining Jazz Casino's leasehold interest in the casino's premises, free from encumbrances other than those set forth as exceptions in the title policy covering the casino's premises;

  •
  obtaining and maintaining all licenses and permits required to own and operate the casino and handling governmental affairs;

  •
  developing, leasing and financing the second floor of the JCC casino;

  •
  complying with certain minority, women and disadvantaged persons hiring requirements;

  •
  paying indebtedness encumbering the casino;

  •
  handling all community and public relations except advertising, marketing and promotions;

  •
  establishing and administering employee benefit plans and other employee benefit matters;

  •
  assisting the Management Company with any matters delegated to the Management Company if requested in writing by the Management Company and agreed to by Jazz Casino; and

  •
  handling all corporate, administrative and other business activities of Jazz Casino and any other matters not expressly delegated to the Management Company under the Management Agreement.

        Under the Management Agreement, the Management Company is entitled to receive a management fee equal to 30 percent of JCC's earnings before interest, income taxes, depreciation, amortization and management fees. This management fee entitles JCC to the services described above. In addition, a portion of this fee may be designated as a marketing contribution that can be used for advertising services, special promotions, public relations and other marketing services. Harrah's Operating Company and its affiliates may pool the marketing contribution with contributions made by other participating casinos owned or managed by Harrah's Operating Company and its affiliates. In addition, Jazz Casino is required to reimburse Harrah's Operating Company for the salaries of the senior management team of the casino, all of whom are employed by Harrah's Operating Company, and for insurance related to the casino.

  Other Director Relationships

        Dr. Charles Teamer, another member of JCC's board, is chairman of the board of Dryades Savings Bank. Dryades Savings Bank has an ongoing agreement with Jazz Casino Company whereby Dryades Savings Bank is permitted to operate four ATM machines in JCC's casino.

        Director Chris Lowden, who served as a member of the Special Committee, beneficially owns 20% of Duke's-Sparks, LLC ("Duke's"). Duke's received a $4 million loan from CSP, II, LLC, a company wholly-owned by Preston Smart. The loan provided acquisition and construction financing at twelve percent (12%) per annum to Duke's, and CSP II, LLC holds the secured first mortgage on Duke's property, a gaming facility under development in Nevada.

The Opinion of the Financial Advisor to the Special Committee

        The Special Committee chose the firm of Houlihan Lokey as its financial advisor at the time that the Special Committee was constituted. Houlihan Lokey was selected because of its expertise in the gaming industry and its extensive valuation expertise, including providing fairness opinions to independent committees. Houlihan Lokey provided financial advisory services to the JCC bondholders and other unsecured creditors in the January 2001 bankruptcy. Houlihan Lokey had followed the financial performance of JCC since emerging from bankruptcy in March 2001.

        Houlihan Lokey was retained by the Special Committee to (i) negotiate on its behalf the terms of a potential business combination with Harrah's Operating Company, and (ii) render an opinion as to whether the consideration to be received in the merger by the non-Harrah's Operating Company-affiliated public stockholders of JCC is fair to them from a financial point of view. At the July 29, 2002 meeting of the Special Committee, Houlihan Lokey presented its valuation analysis of JCC, as summarized below, and delivered its verbal opinion to the effect that, as of such date and based upon and subject to the assumptions, qualifications and limitations described in its written opinion, the consideration of $10.54 per share in cash to be received by the non-Harrah's Operating Company-affiliated public stockholders of JCC in exchange for their shares of JCC common stock pursuant to the merger agreement is fair from a financial point of view. Houlihan Lokey subsequently confirmed the oral opinion delivered to the Special Committee in its written opinion, dated as of July 29, 2002.

        The complete text of Houlihan Lokey's opinion, which sets forth a description of the assumptions made, general procedures followed, matters considered and limitations on the review undertaken, is attached as Appendix B to this proxy statement and is incorporated herein by reference. The summary of the opinion set forth below is qualified in its entirety by reference to such opinion. You are urged to read the opinion carefully and in its entirety for a description of the procedures followed, factors considered and assumptions made by Houlihan Lokey.

        Houlihan Lokey's opinion was provided for the purpose of providing information and assistance to the Special Committee, and addresses only the fairness of the merger consideration from a financial point of view to JCC's stockholders, excluding its stockholders who are affiliated with Harrah's Operating Company, as to whom Houlihan Lokey made no opinion. Houlihan Lokey's opinion does not constitute a recommendation as to how you should vote at the special meeting with respect to the proposal to adopt the merger agreement.

        The amount and the form of the sale consideration were determined by JCC's arms' length negotiations with Harrah's Operating Company. Houlihan Lokey acted as the Special Committee's financial advisor with respect to these negotiations but it was not requested to provide an opinion with respect to, and its opinion does not address, JCC's underlying business decision to enter into a business combination with Harrah's Operating Company. The Special Committee imposed no limitations on Houlihan Lokey with respect to the investigations made or the procedures to be followed by Houlihan Lokey in rendering its opinion.

        In arriving at its opinion, Houlihan Lokey, among other things:

  •
  interviewed and met with certain members of JCC's management team including Paul Debban, Director and President, Camille Fowler, Vice President-Finance, and Preston Smart, Director and Vice President of Development;

  •
  reviewed JCC's unaudited financial statements for the year-to-date period ended June 30, 2002;

  •
  reviewed JCC's audited financial statements for the fiscal years ended December 31, 2001 and December 31, 2000;

  •
  reviewed JCC's most recent budget for fiscal 2002, which was prepared by the Management Company;

  •
  reviewed the long-term projections prepared in connection with the 2001 plan of reorganization;

  •
  reviewed historical monthly operating results for the casino;

  •
  reviewed the cash flow analysis of expanding the buffet, adding limo service and opening a first floor restaurant;

  •
  reviewed the trading values and financial performance of certain public companies Houlihan Lokey deemed comparable to JCC;

  •
  reviewed the trading activity and value of JCC common stock;

  •
  reviewed publicly available prices and multiples paid in acquisitions of companies that Houlihan Lokey deemed comparable to JCC; and

  •
  conducted such other studies, analyses and inquiries as Houlihan Lokey deemed appropriate under the circumstances.

        Houlihan Lokey's opinion is necessarily based on the business, economic, market and other conditions as they existed and could be evaluated as of the date of its opinion, and on the projected financial information provided to Houlihan Lokey as of such date. Houlihan Lokey has no obligation to update its opinion. In rendering its opinion, Houlihan Lokey relied upon and assumed, without independent verification, that the financial projections provided to it were reasonably prepared and reflected the best estimates of JCC's future financial results and condition as of the date of its opinion, and that there had been no material change in JCC's assets, financial condition, business or prospects between the date of the most recent financial statements made available to it and the date of its opinion. Houlihan Lokey did not independently verify the accuracy and completeness of the information supplied to it with respect to JCC and does not assume any responsibility with respect to such information.

        In assessing the financial fairness of the merger, Houlihan Lokey (i) reviewed the historical trading prices and volume for JCC common stock and (ii) using two widely accepted valuation methodologies, independently determined JCC's enterprise value of operations. The first valuation method utilized is the market multiple approach, which involves the multiplication of certain cash flow measures by appropriate risk-adjusted multiples determined by analyzing other public companies in the same or similar businesses. The second method is the comparable transaction approach, in which control transactions in a similar industry are analyzed to determine relevant cash flow multiples at which control of similar companies change hands. Typically, a discounted cash flow valuation analysis would also be performed, but in this instance, recent long-term projections were not available so Houlihan Lokey instead relied on the comparable transaction and market multiple approaches to formulate an enterprise value.

        In order to determine JCC's enterprise value and equity value, Houlihan Lokey added the enterprise value of operations, the value of non-operating assets and the net present value of certain operating initiatives, which are not captured in the latest twelve month ("LTM") or projected 2002 earnings levels. Houlihan Lokey also considered the present value of the tax benefit created by the excess of the tax basis of JCC's fixed assets over the book basis of its fixed assets.

        The following is a general description of the material financial analyses performed by Houlihan Lokey in connection with rendering its opinion.

Assessment of JCC's Public Securities Price

        As part of its analysis, Houlihan Lokey analyzed the float and trading volume of JCC common stock. Houlihan Lokey compared the float and trading volume of JCC common stock to those of certain comparable companies in the gaming and lodging industry. These companies include:

    Ameristar Casinos Inc.
    Argosy Gaming Co.
    Aztar Corp.
    Boyd Gaming Corp.
    Hollywood Casino Corp.
    Isle of Capri Casinos Inc.
    Monarch Casino & Resort Inc.
    Pinnacle Entertainment Inc.
    Riviera Holdings Corp.

        Houlihan Lokey calculated the ratio of JCC's public float for its publicly traded common stock to the shares outstanding and the ratios of average daily volume (over the most recent 90 days) to its float and total shares outstanding. Houlihan Lokey then compared JCC's ratios to those of comparable publicly traded companies. The table below outlines the liquidity statistics of JCC common stock and the common stock for the above-referenced comparable companies.

	Public Float / Shares Outstanding	Average Daily Volume / Public Float	Average Daily Volume / Share Outstanding
Ameristar Casinos Inc.	40.7%	1.71%	0.70%
Argosy Gaming Co.	87.5%	1.71%	1.50%
Aztar Corp.	99.5%	0.66%	0.65%
Boyd Gaming Corp.	51.5%	1.27%	0.65%
Hollywood Casino Corp.	52.7%	1.00%	0.53%
Isle of Capri Casinos Inc.	84.2%	1.04%	0.88%
Monarch Casino & Resort Inc.	25.2%	0.82%	0.21%
Pinnacle Entertainment Inc.	88.0%	0.66%	0.58%
Riviera Holdings Corp.	33.9%	1.45%	0.49%

High	99.5%	1.71%	1.50%
Low	25.2%	0.66%	0.21%
Mean	63.0%	1.17%	0.73%
Median	52.7%	1.04%	0.65%

JCC Holding Company	17.7%	0.10%	0.02%

        Based on this analysis, Houlihan Lokey concluded that JCC common stock (i) has a smaller float relative to its shares outstanding and (ii) trades less actively than the stock of the comparable companies. Houlihan Lokey further noted that JCC common stock does not receive any coverage from nationally recognized investment banking equity analysts. As a result of the foregoing analysis, Houlihan Lokey concluded that, based on the relative liquidity, the current stock price is not likely to reflect the true value of JCC common stock.

Market Multiple Valuation Approach

        Houlihan Lokey compared financial, operating, and forecasted financial information for JCC with publicly available information for selected publicly traded companies in the gaming and lodging industry. The selected comparable companies that Houlihan Lokey considered were:

    Ameristar Casinos Inc.
    Argosy Gaming Co.
    Aztar Corp.
    Boyd Gaming Corp.
    Hollywood Casino Corp.
    Isle of Capri Casinos Inc.
    Monarch Casino & Resort Inc.
    Pinnacle Entertainment Inc.
    Riviera Holdings Corp.

        For each of the comparable companies, Houlihan Lokey reviewed, among other things, its enterprise value, reported earnings before interest, income taxes, depreciation and amortization ("EBITDA") for the fiscal year ended December 31, 2001 and LTM period, and projected EBITDA for the fiscal years 2002 and 2003 (where available). Houlihan Lokey derived the following selected reference range of multiples from its review of the comparable publicly traded companies:

	Low		Median		High
Enterprise Value / 2001 EBITDA	6.1	x	7.1	x	9.3	x
Enterprise Value / LTM EBITDA	6.4	x	6.7	x	8.7	x
Enterprise Value / 2002 EBITDA	5.8	x	6.3	x	7.8	x
Enterprise Value / 2003 EBITDA	5.4	x	5.6	x	6.8	x

Comparable Transaction Valuation Approach

        Using publicly-available information, Houlihan Lokey performed an analysis of the following comparable transactions in the gaming and lodging industry:

  •
  the acquisition of Black Hawk Gaming & Development Company, Inc. by Gameco, Inc. completed in February 2002;

  •
  the acquisition of Fitzgeralds Gaming's Blackhawk, Las Vegas and Tunica casinos by Majestic Star completed in December 2001;

  •
  the acquisition of Empress Casino & Hotel by Argosy Gaming Co. completed in August 2001;

  •
  the acquisition of Harveys Casino Resorts by Harrah's Entertainment, Inc. completed in July 2001;

  •
  the acquisition of The Reserve Hotel & Casino by Station Casinos completed in January 2001;

  •
  the acquisition of Station Casino's St. Charles and Kansas City casinos by Ameristar Casinos Inc. competed in December 2000;

  •
  the acquisition of President Casino's Davenport operations by Isle of Capri Casinos Inc. completed in October 2000;

  •
  the acquisition of Santa Fe Gaming by Station Casinos completed in October 2000;

  •
  the proposed acquisition of Pinnacle Entertainment Inc. by Harveys Casino Resorts completed in April 2000;

  •
  the acquisition of Lady Luck by Isle of Capri Casinos Inc. completed in March 2000;

  •
  the acquisition of Players International, Inc. by Harrah's Entertainment, Inc. completed in March 2000;

  •
  the acquisition of Empress Entertainment by Horseshoe Gaming completed in December 1999;

  •
  the acquisition of Primadonna Resorts Inc. by MGM Grand Inc. completed in March 1999;

  •
  the acquisition of Harveys Casino Resorts by Colony Capital completed in February 1999;

  •
  the acquisition of Rio Hotel & Casino, Inc. by Harrah's Entertainment, Inc. completed in January 1999;

  •
  the acquisition of Casino Magic Corp. by Hollywood Park, Inc. completed in October 1998;

  •
  the acquisition of Colorado Gaming & Entertainment by Ladbroke Group PLC completed in August 1998; and

  •
  the acquisition of Showboat by Harrah's Entertainment, Inc. completed in June 1998.

        For each of the comparable transactions, Houlihan Lokey reviewed, among other things, the acquired company's total enterprise value, revenues over the previous twelve months, EBITDA over the previous twelve months and earnings before interest and income taxes ("EBIT") over the previous twelve months. Based on its review of comparable transactions, Houlihan Lokey determined the following selected reference range of multiples:

	Low		Median		High
Enterprise Value / Revenue	0.77	x	1.44	x	2.43	x
Enterprise Value / EBITDA	4.8	x	6.1	x	11.2	x
Enterprise Value / EBIT	5.5	x	8.3	x	23.8	x

Valuation of Operating Initiatives

        Houlihan Lokey calculated the value of certain strategic operating initiatives based on financial projections prepared by the Management Company. As a result of certain modifications to the regulatory restrictions under which the casino operates, JCC is now able to (i) provide in-house limousine services, (ii) expand the first floor buffet in the casino and (iii) add a full-service restaurant on the first floor of the casino. The aggregate net present value of these initiatives based on Houlihan Lokey's discounted cash flow analysis was approximately $5.0 million. A discounted cash flow analysis projects, over a specified period of time, a future stream of cash flows that a company may generate and then deducts or "discounts" those cash flows to their present value using a rate that typically corresponds to JCC's expected cost of capital during that period. As a result, the value that a third party might pay today for those future cash flows can be determined. Based on its review of JCC's business and the risks associated with the operating initiatives, Houlihan Lokey used a discount rate of 15.0% and perpetuity growth rate of 2.0%.

Value of Non-Operating Assets

        The value of the following non-operating assets was factored into the calculation of JCC's enterprise value: (i) excess cash as of June 30, 2002; (ii) cash to be received upon the exercise of in-the-money stock options; and (iii) estimated value of certain real estate located in New Orleans, LA. The aggregate value of these non-operating assets was approximately $47.3 million.

Value of Depreciation Tax Shield

        Houlihan Lokey also considered the present value of the tax benefit created by the excess of the tax basis of JCC's fixed assets over the book basis of its fixed assets (the "Depreciation Tax Shield"). As of December 31, 2001, the book value of JCC fixed assets was $133.5 million compared to the tax basis of $339.8 million. At the time of the opinion, the value of JCC's fixed assets for tax purposes was significantly higher than the book value of its fixed assets. Thus, tax depreciation was significantly higher than book depreciation. Houlihan Lokey's calculation of JCC's enterprise value was prepared both with and without the net after-tax present value of this difference, estimated to be $21.9 million. The estimated value of the excess depreciation was calculated by taking the mid-point between the net present value of the tax benefit to Harrah's Operating Company and the net present value of the tax benefit to JCC, if it were to remain a stand alone business.

Fairness Analysis

        Houlihan Lokey's valuation analysis yielded an equity value in the range of $8.62 to $10.89 per share excluding the Depreciation Tax Shield and $10.28 to $12.55 per share including the Depreciation Tax Shield. The merger consideration of $10.54 per share falls within Houlihan Lokey's concluded per share equity value range in both instances. In addition, the merger consideration (i) represents a premium of 70% over the publicly traded stock price of $6.20 on the day prior to JCC's announcement that Harrah's Operating Company had gained a controlling interest in JCC by buying shares from Deutsche Bank Trust Company Americas representing approximately 14% of the outstanding common stock, (ii) represents a premium of 33% over the publicly traded stock price of $7.95 on July 26, 2002, the last trading day prior to the date on which Houlihan Lokey rendered its opinion to the Special

Committee, and (iii) represents equivalent value to what Deutsche Bank Trust Company Americas received for its shares. Based upon the analysis outlined herein, it is Houlihan Lokey's opinion that the consideration to be received by the non-Harrah's Operating Company-affiliated public stockholders in connection with their exchange of shares of JCC common stock in the merger is fair, from a financial point of view.

* * * *

        The summary set forth above describes the material points of the more detailed analyses performed by Houlihan Lokey in arriving at its fairness opinion. The preparation of a fairness opinion is not readily susceptible to summary description because, among other things, it is a complex analytical process involving various determinations regarding the most appropriate methods of financial analysis and application of those methods to the particular circumstances. In arriving at its opinion, Houlihan Lokey made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Houlihan Lokey believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses or portions of the summary without considering all analyses and factors could create an incomplete view of the processes underlying the analyses set forth in its fairness opinion. In its analyses, Houlihan Lokey made numerous assumptions with respect to JCC, the merger, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the relevant entities. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses.

        Houlihan Lokey is a nationally recognized investment-banking firm with special expertise in, among other things, valuing businesses and securities and rendering fairness opinions. Houlihan Lokey is continually engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, private placements of debt and equity, corporate reorganizations, employee stock ownership plans, corporate and other purposes. The Special Committee selected Houlihan Lokey because of its experience and expertise in performing valuation, fairness analysis and financial advisory services. Houlihan Lokey previously served as financial advisor to the subordinated noteholders of JCC in connection with the Chapter 11 reorganization, which was confirmed on March 29, 2001. Houlihan Lokey has not provided any other services to JCC or its affiliates during the previous three years. In addition, Houlihan Lokey does not beneficially own and has never beneficially owned any interest in JCC.

Fees and Expenses

        Pursuant to an agreement dated March 13, 2002, JCC retained Houlihan Lokey on behalf of the Special Committee to (i) negotiate on its behalf the terms of a potential business combination with Harrah's Operating Company and (ii) render an opinion as to whether the consideration to be received by the non-Harrah's Operating Company-affiliated public stockholders of JCC is fair to them from a financial point of view. JCC has paid Houlihan Lokey a fee of $450,000 plus its reasonable out-of-pocket expenses incurred in connection with the rendering of a fairness opinion. JCC has further agreed to indemnify Houlihan Lokey against certain liabilities and expenses in connection with the rendering of its services.

Recent Amendment to JCC Bylaws

        In connection with considering the merger, JCC's board of directors determined that a section of JCC's bylaws was ambiguous and inconsistent with JCC's certificate of incorporation, another provision of the bylaws, the DGCL and the intent of the parties who negotiated these provisions during JCC's 2001 reorganization. Because of the uncertainty these ambiguities and inconsistencies caused with respect to the vote required for the proposed merger, the board of directors unanimously determined to amend the section.

        Before amendment, Article II, Section 10 of the bylaws provided that, when an action was taken at a meeting of JCC's stockholders, the action must be taken by a "majority of all stockholders." A majority of all stockholders was defined to include "a majority of the Non-HET Stockholders." The term "Non-HET Stockholders" was not defined in JCC's bylaws or its certificate of incorporation. The section also provided that it could not be altered, amended, changed or repealed except by an affirmative vote of not less than 90% of the issued and outstanding shares of JCC common stock.

        JCC's board of directors determined that the section was ambiguous and inconsistent for the following reasons:

        First, this section conflicted with Article II, Section 7 of the bylaws, which provides that stockholder votes are determined by holders of a majority of the shares of common stock represented in person or by proxy and entitled to vote at a meeting. Thus, Section 7 provides for a share-by-share vote and that stockholder votes be determined by a majority of shares. In contrast, Section 10 appeared to provide for one vote by each stockholder, disregarding the number of shares the stockholder owned. Second, a vote by stockholders without regard to the number of shares they own is inconsistent with JCC's certificate of incorporation and the DGCL. Since JCC's certificate of incorporation is silent as to voting on stockholder matters, each share of stock is entitled to one vote under Delaware law. Section 10 was inconsistent with this requirement. Third, Section 10 also appeared to be inconsistent with the Delaware law requirement that a merger may be approved by the holders of a majority of the outstanding shares entitled to vote, unless a greater vote is required by the certificate of incorporation. As JCC's certificate of incorporation does not contain any particular voting requirement for approval of a merger, the applicable voting requirement is the general rule under Delaware law.

        Section 10 provided that any amendment to that section must be approved by a vote of 90% of the issued and outstanding shares. In contrast, JCC's certificate of incorporation provides that a majority of the board of directors is expressly authorized to amend the bylaws, that the bylaws must not contain any provision inconsistent with the certificate of incorporation, and that the certificate of incorporation will control over any inconsistent provisions contained in the bylaws. Thus, the second sentence of Section 10, requiring stockholder approval to amend the section, was also inconsistent with JCC's certificate of incorporation.

        For these reasons, JCC's board of directors voted unanimously to amend Section 10. The new Section 10 is set out in the Fourth Amended and Restated Bylaws, effective July 29, 2002, which are attached as an exhibit to JCC's Form 10-Q for the period ended June 30, 2002.

Certain Effects of the Merger

        If the merger agreement is adopted by JCC's stockholders and the merger is completed, you will no longer have any interest in, and will not be a stockholder of, JCC. Thus, you will not benefit from any future earnings or growth of JCC or benefit from any increase in the value of JCC, and you will no longer bear the risk of any decrease in value of JCC. Instead, you will have the right to receive upon completion of the merger, $10.54 in cash, without interest, for each share of JCC common stock held by you (unless you dissent from the merger).

        If the merger is completed, Harrah's Operating Company will own all of the equity interests in JCC and will benefit from any future earnings or growth of JCC and any increase in value of JCC; however, Harrah's Operating Company will also bear the risk of any decrease in value of JCC.

        The net book value of JCC as of December 31, 2001, was $88 million. Harrah's Operating Company owns approximately 63% of the equity of JCC. Had Harrah's Operating Company owned 63% of JCC at December 31, 2001, its pro rata interest in JCC's net book value at that date would have been approximately $55.4 million.

        The unaudited net income of JCC for the six months ended June 30, 2002, was $5.3 million. Harrah's Operating Company's pro rata interest in JCC's year to date 2002 net income, assuming

Harrah's Operating Company owned 63% of JCC throughout the entire six months and before consideration of any eliminations or other adjustments that may be recorded in the consolidation of JCC's results into Harrah's Operating Company's financial statements, would be $3.3 million.

        After the closing of the merger, Harrah's Operating Company's interest in JCC's current and future net book value and net income or loss will equal 100%.

        JCC common stock is currently registered under the Securities Exchange Act of 1934 (the "Exchange Act"). As a result of the merger, JCC common stock will no longer be traded in the over the counter market and the registration of JCC common stock under the Exchange Act will be terminated. JCC will also be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act as well as the periodic reporting requirements of the Exchange Act and will cease filing information with the SEC. As a result, it is estimated that the surviving company will decrease its recurring annual costs by an amount between approximately $1.5 million and $2.0 million because it will save the costs currently incurred in complying with its obligations as a public company including, but not limited to, investor relations and printing, legal and accounting costs relating to quarterly and annual reports, proxy solicitations and annual meetings and other expenses relating to compliance with the rules of the SEC.

        The directors of the surviving corporation immediately after the merger will be Philip G. Satre, Gary W. Loveman and Charles L. Atwood. No determination has been made as to whether additional persons will be invited to join the board of directors of the surviving corporation following the merger. The officers of the surviving corporation immediately after the merger will be Philip G. Satre as Chairman and Chief Executive Officer, Gary W. Loveman as President, Charles L. Atwood as Treasurer, and Stephen H. Brammell as Secretary. The certificate of incorporation and bylaws of Satchmo immediately prior to the effective time will be the certificate of incorporation and bylaws of the surviving corporation until thereafter amended.

Plans for JCC After the Merger

        Harrah's Operating Company expects that the business and operations of the surviving corporation will be continued substantially as they are currently being conducted by JCC. Harrah's Operating Company does not currently intend to dispose of any assets or operations of the surviving corporation other than in the ordinary course of business. Harrah's Operating Company will continue to evaluate all aspects of the business, operations, capitalization and management of JCC prior to and following consummation of the merger and will take such further actions, if any, as it deems appropriate under the circumstances then existing. Harrah's Operating Company currently expects, after the closing, to renovate and upgrade the food service operations of the JCC casino and to develop the second floor of the casino to include restaurants, entertainment venues, night clubs, retail outlets and an events center.

        None of Harrah's Entertainment, Harrah's Operating Company and Satchmo has any present plans or proposals involving JCC or its subsidiaries that relate to or would result in an extraordinary corporate transaction such as a merger, reorganization, liquidation or a sale or transfer of a material amount of indebtedness or any other material change in JCC's corporate structure or business (other than the transactions contemplated by the merger agreement). However, Harrah's Entertainment, Harrah's Operating Company and Satchmo will review proposals or may propose the acquisition or disposition of assets or other changes in the surviving corporation's business, corporate structure, capitalization, management or dividend policy that they consider to be in the best interests of the surviving corporation.

Risks that the Merger Will Not Be Completed

        Completion of the merger is subject to various risks, including, but not limited to, those described under "MERGER AGREEMENT—Conditions to the Completion of the Merger." As a result of various risks to the completion of the merger, JCC cannot assure you that the merger will be completed even if the requisite stockholder approval is obtained.

Financing of the Merger

        The aggregate amount of funds required by Harrah's Operating Company and Satchmo to pay the aggregate merger consideration due to JCC's stockholders upon consummation of the merger, assuming there are no dissenting stockholders, is expected to be approximately $54 million. In addition, Harrah's Operating Company will require approximately $1,000,000 to pay Harrah's Operating Company's expenses and costs relating to the merger and fees and expenses in connection with the printing and mailing of this proxy statement, including all the disclosure statements required by Rule 13e-3 under the Exchange Act included in this proxy statement. Harrah's Operating Company anticipates the funds used to purchase the shares of JCC common stock will be provided by Harrah's Entertainment's cash resources which come from (i) working capital, (ii) a commercial paper program, (iii) a bid note and (iv) revolving credit and letter of credit facilities. The interest rates charged on borrowings under these facilities are a function of the London Inter-Bank Offered Rate, or LIBOR. There is also an option on each revolving credit facility to borrow at the prime rate. Harrah's Operating Company's long-term variable rate debt reflects borrowings under revolving credit and letter of credit facilities provided to Harrah's Operating Company by a consortium of banks with a total capacity as of June 30, 2002 of $1.857 billion. As such, the interest rates charged to Harrah's Operating Company for borrowings under the facilities are subject to change as LIBOR changes. There is also an option on each credit facility to borrow at the prime rate. Because Harrah's Entertainment's cash resources are fungible, neither Harrah's Entertainment nor Harrah's Operating Company can state definitively which of the above cash resources the source of funds used to consummate the transactions contemplated by the merger agreement will come from. There are no conditions to obtaining the financing from Harrah's Operating Company's revolving credit and letter of credit facilities.

Expenses and Fees Associated with the Merger and the Special Meeting

        Except as described above, all fees and expenses incurred in connection with the merger agreement and related transactions will be paid by the party incurring such fees and expenses. However, Harrah's Operating Company and JCC will each pay one-half of the expenses related to printing, filing and mailing this proxy statement and all Securities and Exchange Commission and other regulatory filing fees incurred in connection with this proxy statement, the Schedule 13E-3 and other securities filings.

        The following table itemizes the expenses that JCC expects to incur in connection with this proxy solicitation, the special meeting and in closing the merger.

Item	Amount
Filing Fees*	$5,000
Legal fees & expenses	$250,000
Accounting fees & expenses	$75,000
Solicitation costs*	$8,000
Printing, mailing & miscellaneous*	$25,000

Total:	$363,000

*
Harrah's Operating Company is obligated under the merger agreement to pay one-half of these fees.

Certain Regulatory Considerations

        Harrah's Operating Company does not believe that any material federal or state regulatory approvals, filings or notices are required by Harrah's Operating Company in connection with the merger other than:

  •
  such approvals, filings or notices required pursuant to federal and state securities laws;

  •
  certain approvals from applicable gaming authorities; and

  •
  the filing of the certificate of merger with the Secretary of State of the State of Delaware.

        The parties are not required to file a Premerger Notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, because Harrah's Operating Company owns 63% of JCC prior to the merger.

        Under the rules and regulations of the Louisiana Gaming Control Board, the Louisiana Gaming Control Board must approve the merger. Harrah's Operating Company has applied for approval of the merger, and expects the Louisiana Gaming Control Board to consider approval of the merger in September 2002. There can be no assurance, however, that such approval will be received prior to the date of the special meeting.

        JCC's operations are also regulated by rules and regulations of the City of New Orleans. Harrah's Operating Company does not believe that those rules and regulations require that the City of New Orleans approve the merger.

Litigation between JCC and Harrah's Entertainment's Affiliated Entities that will be dismissed in connection with the Merger

        On March 15, 2002, Harrah's Entertainment and Harrah's Operating Company filed suit against JCC in the Court of Chancery of the State of Delaware seeking declaratory judgment as to the validity of Dr. Teamer's nomination. On May 31, 2002, the Court of Chancery ruled in favor of Harrah's Entertainment and Harrah's Operating Company, allowing Harrah's Entertainment and Harrah's Operating Company to nominate two candidates to compete for the two board seats up for election at each of the 2002 and 2003 annual meetings of the stockholders. After several postponements pending the outcome of the action in the Court of Chancery, an annual meeting of the stockholders was held on June 11, 2002, and Mr. Satre and Dr. Teamer were elected as Group I directors. JCC is appealing this ruling of the Chancery Court. However, the outcome of the appeal cannot be predicted. The lawsuit will be dismissed in connection with the merger.

        On April 18, 2002, JCC and Jazz Casino Company filed suit against the Management Company, Harrah's Operating Company, Harrah's Entertainment, Bill Noble, Philip Satre and Anthony Sanfilippo (two former directors of JCC designated by Harrah's Operating Company) in the Civil District Court for the Parish of Orleans, State of Louisiana, alleging that Harrah's Entertainment and its affiliated entities failed to adhere to the terms and provisions of the Management Agreement with respect to advertising, marketing and promoting JCC's casino and that Harrah's Entertainment and its affiliated entities diverted business from JCC's casino (where Harrah's Operating Company owned, at the time, 49% of the outstanding JCC common stock) to other properties wholly-owned by Harrah's Entertainment or its subsidiaries. The defendants in this lawsuit have denied all wrongdoing. This matter is still pending, and its outcome cannot be predicted at this time. JCC is required to dismiss this lawsuit as a condition to the completion of the merger.

        On April 22, 2002, Harrah's Entertainment and Harrah's Operating Company filed a derivative action against Paul Debban, Preston Smart, Rudy Cerone and Chris Lowden, as well as JCC (as a nominal defendant) in the Court of Chancery of the State of Delaware. At the time of the filing, all four named individuals were JCC directors who were not affiliated with Harrah's Entertainment. The allegations in the derivative suit include breach of fiduciary duty and self-dealing in connection with certain actions of the compensation committee, including grants of stock options to Messrs. Debban and Smart. The four non-Harrah's Entertainment directors named in the lawsuit and JCC have denied all wrongdoing. The ultimate outcome of this litigation and its possible impact on JCC remains uncertain. This lawsuit would be dismissed as a result of the closing of the merger. The potential dismissal of this lawsuit as a result of the merger is an interest in the merger that members of the Special Committee had that is in addition to or different from the interests that you, as a stockholder, have in the merger.

Litigation Challenging the Merger

        Shortly after announcement of the merger, three substantially identical civil actions were commenced in the Court of Chancery of the State of Delaware in New Castle County. The plaintiff in each action seeks to represent a putative class consisting of the public stockholders of JCC (other than Harrah's Entertainment). Named as defendants in all three complaints are JCC, Harrah's Entertainment and JCC's board of directors. The plaintiffs allege, among other things, that the merger agreement is a product of a conflict of interest between Harrah's Entertainment and the directors of JCC, who the plaintiffs allege to be controlled by Harrah's Entertainment, and that the merger price of $10.54 is inadequate. The complaints seek an injunction, damages and other relief. JCC believes that these lawsuits are without merit and intends to defend against them vigorously.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES TO HOLDERS
OF JCC COMMON STOCK

        The following summary of certain U.S. federal income tax consequences of the merger to holders of JCC common stock is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, judicial opinions, administrative rulings of the U.S. Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect as of the date hereof. These authorities may be changed, possibly retroactively, resulting in United States federal tax consequences different from those set forth below. JCC has not sought, and will not seek, any ruling from the IRS or opinion of counsel with respect to the statements made in the following summary, and there can be no assurance that the IRS will not take a position contrary to such statements or that any such contrary position taken by the IRS would not be sustained by a court.

        This summary assumes that shares of JCC common stock are held by U.S. holders (as defined below) as capital assets for United States federal income tax purposes. This summary does not address the tax considerations arising under the laws of any foreign, state or local jurisdiction. In addition, this summary does not purport to deal with all aspects of federal income taxation that may affect particular holders in light of their individual circumstances or certain types of stockholders subject to special treatment under the federal income tax laws, including, without limitation:

  •
  Non-U.S. holders (except as specifically set forth below under "Non-U.S. Holders");

  •
  banks, insurance companies or other financial institutions;

  •
  U.S. expatriates;

  •
  tax-exempt organizations;

  •
  dealers in securities or currencies;

  •
  traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

  •
  U.S. holders whose "functional currency" is not the U.S. dollar;

  •
  persons that hold JCC common stock as a position in a hedging transaction, "straddle" or "conversion transaction" for tax purposes; or

  •
  persons deemed to sell JCC common stock under the constructive sale provisions of the Code.

        In addition, if a partnership (including any entity treated as a partnership for United States tax purposes) holds JCC common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A holder of JCC common stock that is a partnership, and partners in such partnership, should consult their tax advisors regarding the tax consequences of the receipt of cash in the merger.

        For purposes of this discussion a "U.S. holder" means a beneficial owner of JCC common stock that is:

  •
  a citizen or resident of the U.S.;

  •
  a corporation (including any entity treated as a corporation for U.S. tax purposes) or partnership (including any entity treated as a partnership for U.S. tax purposes) created or organized in the U.S. or under the laws of the U.S. or of any political subdivision of the U.S.;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust, the administration of which is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust, or, if the trust was in existence on August 20, 1996, has elected to continue to be treated as a U.S. person.

        A "non-U.S. holder" is a beneficial owner of JCC common stock other than a U.S. holder.

        YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE UNITED STATES FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE FEDERAL ESTATE OR GIFT TAX RULES OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

U.S. Holders

        The receipt of cash in the merger as merger consideration will be a taxable transaction for federal income tax purposes. In general, you will recognize capital gain or loss equal to the difference between the merger consideration received in the merger and your tax basis in the JCC common stock exchanged in the merger therefor.

        If you exercise appraisal rights and receive cash (other than merger consideration) in exchange for your shares of JCC common stock, you will generally recognize capital gain or loss equal to the difference between the cash you receive and your tax basis in the JCC common stock exchanged in the merger.

        Capital gains of non-corporate stockholders are generally taxable at a maximum United States federal income tax rate of 20% if the stockholder's holding period in its shares is more than one year at the time of the completion of the merger. Capital gains of corporate stockholders are generally taxable at the regular tax rates applicable to corporations.

        Backup withholding at a maximum rate of 30% may apply to payments made in connection with the merger. Backup withholding will not apply, however, to a stockholder who (1) furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on the substitute Form W-9 or successor form included in the letter of transmittal to be delivered to JCC's stockholders in connection with the merger or (2) is otherwise exempt from backup withholding. Currently applicable Treasury Regulations establish reliance standards with regard to the certification requirements described above.

Non-U.S. Holders

        If your JCC common stock constitutes a "United States real property interest" as defined in the Code, Harrah's Operating Company may be required to withhold ten percent (10%) of the merger consideration paid to you unless (1) you are eligible for a treaty exemption or (2) your shares of JCC common stock are considered to be "regularly traded on an established securities market," and you have not held, directly or indirectly, at any time during the shorter of the five-year period preceding such disposition or your holding period, more than five percent (5%) of JCC common stock.

THE MERGER AGREEMENT

        The following information describes certain material aspects of the merger and the merger agreement. This description does not provide a complete description of all the terms and conditions of the merger agreement. It is qualified in its entirety by the Appendices attached to this proxy statement, including the text of the merger agreement, which is included as Appendix A. The Appendices are incorporated herein by reference. You are urged to read the Appendices in their entirety. The term "DGCL" refers to the Delaware General Corporation Law.

The Merger; Merger Consideration

        The merger agreement provides for the merger of JCC with Satchmo, a wholly-owned subsidiary of Harrah's Operating Company, with JCC surviving as a wholly-owned subsidiary of Harrah's Operating Company.

        At the effective time of the merger, each share of JCC common stock outstanding will be converted into the right to receive the merger consideration of $10.54 per share, without interest. In addition, all outstanding options to acquire shares of JCC common stock will be canceled, and each option holder will be paid in cash an amount equal to $10.54, less the exercise price per share of the option, multiplied by the number of shares of JCC common stock subject to the option.

Completion and Effectiveness of the Merger

        The closing of the merger will occur on the first business day after all of the conditions to completion of the merger contained in the merger agreement are satisfied or waived unless the parties agree otherwise in writing (see the section entitled "Conditions to the Completion of the Merger" below). The merger will become effective upon the filing of a certificate of merger with the Secretary of State of Delaware in accordance with the DGCL unless JCC and Harrah's Operating Company agree upon a later time and specify such a time in the certificate of merger. The merger agreement provides that the certificate will be filed a soon as practicable after the satisfaction or, if permissible, waiver of the conditions set forth in the merger agreement.

Conditions to the Completion of the Merger

  Mutual Closing Conditions

        The obligations of JCC and Harrah's Operating Company to complete the merger are conditioned upon JCC receiving the required stockholder approval and the absence of an order or decree from a governmental entity prohibiting consummation of the merger.

  Additional Closing Conditions for Harrah's Operating Company's Benefit

        The Harrah's Operating Company and Satchmo's obligations to complete the merger are subject to satisfaction or waiver of the following additional conditions:

  •
  JCC's representations and warranties being true and correct as of the closing;

  •
  JCC being in compliance in all material respects with all of the covenants contained in the merger agreement;

  •
  JCC obtaining all necessary consents;

  •
  the merger agreement being adopted by the holders of a majority of JCC common stock not held by Harrah's Operating Company, Harrah's Operating Company's subsidiaries and their respective officers and directors at the special meeting;

  •
  JCC dismissing the action pending in the Louisiana Civil District Court of New Orleans entitled Jazz Casino Co., LLC and JCC Holding Co. v. Harrah's New Orleans Mgmt. Co., et. al, No. 02-6098;

  •
  JCC either (a) dismissing the action pending in the Delaware Court of Chancery entitled Harrah's Enter., Inc. v. JCC Holding Company, Civil Action No. 19479, and an appeal pending in the Supreme Court of the State of Delaware (No. 331,2002) or (b) executing all documents necessary to permit Harrah's Entertainment to dismiss such action immediately after the closing of the merger;

  •
  the total number of dissenting shares not exceeding 10% of the number of JCC's outstanding shares of common stock;

  •
  absence of any breach under the separation agreements with Paul Debban and Preston Smart; and

  •
  absence of any change or condition that could reasonably be expected to have a material adverse affect on the liabilities, financial condition or operation of JCC.

  Additional Closing Conditions for JCC's Benefit

        JCC's obligations to complete the merger are subject to satisfaction of the following additional conditions:

  •
  Harrah's Operating Company's representations and warranties being true and correct as of the closing date; and

  •
  Harrah's Operating Company being in compliance in all material respects with all of the covenants contained in the merger agreement.

Representations and Warranties

        The merger agreement contains various customary representations and warranties of JCC relating to, among other things:

  •
  due organization, valid existence, good standing and similar corporate matters;

  •
  JCC's capital structure;

  •
  absence of conflicts with JCC's certificate of incorporation or bylaws, required consents or approvals and absence of violation of any instruments or laws;

  •
  inapplicability to the merger of certain provisions of the DGCL and other takeover statutes;

  •
  formation of the Special Committee and its recommendation to the JCC board of directors;

  •
  compliance with securities laws;

  •
  accuracy and completeness of financial information;

  •
  tax returns and other tax matters;

  •
  real property;

  •
  title to personal property and absence of liens;

  •
  environmental matters;

  •
  permits and compliance with laws (including gaming laws);

  •
  employee benefit plans;

  •
  intellectual property;

  •
  agreements, contracts and commitments;

  •
  absence of certain changes and events;

  •
  labor and employment matters;

  •
  opinion of financial advisors;

  •
  litigation;

  •
  accuracy of proxy statement, Schedule 13E-3 and other similar filings; and

  •
  retention of brokers in connection with the transactions contemplated by the merger agreement.

        The merger agreement also contains customary representations and warranties of Harrah's Operating Company and Satchmo relating to, among other things:

  •
  due organization, valid existence, good standing and similar corporate matters;

  •
  absence of conflicts certificate of incorporation or bylaws, required consents or approvals and absence of violation of any instruments or laws;

  •
  ownership, organization and absence of operations of Satchmo; and

  •
  retention of brokers in connection with the transactions contemplated by the merger agreement.

Limitation on Soliciting Other Acquisition Proposals

        In accordance with the terms of the merger agreement, neither JCC nor its subsidiaries may authorize or knowingly permit any of their officers, directors, employees, representatives or agents to directly or indirectly:

  •
  encourage (including by way of furnishing non-public information), solicit, initiate or facilitate any alternative acquisition proposal;

  •
  enter into any agreement with respect to any other acquisition proposal or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the merger or any other transaction contemplated by the merger agreement; or

  •
  participate in any way in discussions or negotiations with, or furnish any information to, any person in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any other acquisition proposal, except as permitted in the merger agreement.

        Prior to JCC receiving the stockholders' approval of the merger, JCC is not prohibited from furnishing nonpublic information regarding JCC or any of its subsidiaries to a person making an unsolicited proposal to acquire JCC submitted to JCC by such person (and not withdrawn) if such unsolicited proposal is an offer to purchase for cash, at a price per share of at least 115% of the merger consideration, all outstanding capital stock of JCC from a person that has demonstrated the financial ability to consummate such a purchase and,

    •
    neither JCC nor any representative of JCC or any JCC subsidiary violates the non-solicitation provision; and

    •
    the JCC board of directors concludes in good faith by majority vote of the JCC board of directors entitled to vote, after having taken into account the advice of the Special Committee and upon receiving the opinion of its outside legal counsel, that such action is necessary for the JCC board of directors to comply with its fiduciary obligations to JCC's stockholders.

        JCC must also:

    •
    within 24 hours after receipt, advise Harrah's Operating Company of any inquiry received by it relating to any potential acquisition proposal and its material terms;

    •
    furnish to the Harrah's Operating Company a copy of such proposal or inquiry, if it is in writing, or a written summary of such proposal or inquiry, if it is not in writing; and

    •
    keep Harrah's Operating Company fully informed on a prompt basis with respect to any developments.

        The JCC board of directors and any committees of JCC, including the Special Committee, may not:

    •
    withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Harrah's Operating Company, the approval or recommendation by the JCC board of directors or the Special Committee of the adoption and approval of the merger agreement at the special meeting;

    •
    other than with respect to this merger, approve or recommend, or propose publicly to approve or recommend, any acquisition proposal; or

    •
    other than with respect to this merger, cause JCC to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any acquisition proposal.

Conduct of Business Before Completion of the Merger

        The merger agreement obligates JCC to conduct its business only in the usual, regular and ordinary course before the merger becomes effective and imposes certain limitations on the operations of JCC and its subsidiaries. JCC and Harrah's Operating Company have also agreed not to take any action that would (i) materially adversely affect their ability to obtain any consent required for the merger, or (ii) materially adversely affect their ability to perform their covenants and agreements under the merger agreement.

Access to Information

        The merger agreement provides that Harrah's Operating Company and Satchmo and their directors, officers, employees, accountants, consultants, legal counsel, advisors, agents and other representatives will have access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities, books and records and information concerning its business, properties, contracts, assets, liabilities and personnel as the Harrah's Operating Company and Satchmo may reasonably request.

Employee Benefit Matters

        Harrah's Operating Company shall recognize vacation and severance benefits of JCC employees and allow them to participate in Harrah's Operating Company's benefit plans.

Indemnification and Insurance

        The merger agreement provides that the provisions concerning indemnification from liability in the Second Amended and Restated Certificate of Incorporation and the Fourth Amended and Restated Bylaws of JCC will survive the merger. The parties have agreed that such provisions will not be amended, repealed or modified for a period of six years from the closing in a manner that would adversely affect the rights of the persons entitled to such indemnification on or prior to the closing date.

        The merger agreement also provides that JCC, after the merger, is obligated to maintain directors' and officers' liability insurance for six years after the closing on terms that are not less favorable than the terms of JCC's existing insurance with an annual premium not to exceed $720,000.

Termination of the Merger Agreement

        The merger agreement provides that JCC and Harrah's Operating Company may mutually agree to terminate the merger agreement without completing the merger, and either JCC or Harrah's Operating Company can terminate the merger agreement if any of the following occur: (1) upon mutual written consent of JCC and Harrah's Operating Company; or (2) the merger has not been completed by January 30, 2003, but this deadline may be extended to April 30, 2003 by Harrah's Operating Company if it has not obtained required regulatory approval.

        Harrah's Operating Company may also terminate the merger agreement if any of the following occurs:

    •
    a court or other governmental authority permanently prohibits the merger;

    •
    the JCC board of directors withdraws or adversely modifies its recommendation of the merger;

    •
    the JCC board of directors recommends approval of an alternative acquisition proposal;

    •
    the JCC board of directors fails to recommend that stockholders not tender their shares in connection with a tender offer that (if successful) would result in any person or group owning 10% or more of the outstanding shares of JCC common stock;

    •
    JCC fails to call or hold a special stockholder's meeting by April 30, 2003;

    •
    a development or change of circumstances that has a material adverse impact on the assets, liabilities, financial condition or operation of JCC; and

    •
    certain uncured breaches of any covenant or agreement or representation or warranty set forth in the merger agreement or ancillary agreements thereto by JCC.

        JCC may also terminate the merger agreement if there is an uncured material breach of any covenant or agreement or representation or warranty set forth in the merger agreement or ancillary agreements thereto by Harrah's Operating Company or Satchmo.

  Effect of Termination

        If the merger agreement is validly terminated, the agreement will become void and there will be no liability on the part of any party except with respect to:

    (a)
    access to information and public announcements; and

    (b)
    willful and material breach by the other party of the representations, covenants and warranties in the merger agreement and agreement ancillary thereto.

Termination Fees Payable by JCC

        JCC has agreed to pay Harrah's Operating Company $1.5 million to cover its expenses in the event the agreement is terminated as a result of:

    (a)
    JCC withdrawing or adversely modifying (or failing to reconfirm upon Harrah's request) its recommendation of the merger to its stockholders;

    (b)
    JCC recommending another acquisition proposal;

    (c)
    a tender offer being made that, if successful, would result in another party owning 10% or more of the outstanding JCC common stock, and JCC's board of directors fails to recommend against such tender offer;

    (d)
    a person other than Harrah's Operating Company (or any of its affiliates) becoming the beneficial owner of 10% or more of the outstanding JCC common stock;

    (e)
    JCC failing to call or hold the stockholder meeting by the required date set forth in the agreement;

    (f)
    a material adverse effect on JCC, since the date of the merger agreement, and such material adverse effect not being cured within 10 days after written notice thereof; or

    (g)
    a breach of a JCC representation or warranty that was not cured within 10 days after written notice thereof.

        In addition, JCC agrees to pay Harrah's Operating Company a termination fee of $3.5 million in the event the agreement is terminated as a result of any one of the following:

        (i)    (a)    JCC withdrawing or adversely modifying (or failing to reconfirm upon Harrah's request) its recommendation of the merger to its stockholders;

    (b)
    JCC recommending another acquisition proposal;

    (c)
    a tender offer being made that, if successful, would result in another party owning 10% or more of the outstanding JCC common stock, and JCC's board of directors fails to recommend against such tender offer;

    (d)
    a breach of a JCC representation or warranty that was not cured within 10 days after written notice thereof; or

    (e)
    JCC failing to call or hold the stockholder meeting by the required date; and

  (ii)
  a definitive agreement for a transaction which is the subject of a third party acquisition proposal is entered into, or a transaction which is the subject of a third party acquisition proposal is consummated, within twelve months of the termination of the merger agreement.

Waiver, Amendment and Termination of the Merger Agreement

        The merger agreement may be amended, extended or waived prior to closing if the amendment, extension or waiver is in writing and signed, in the case of an amendment, by JCC, Harrah's Operating Company and Satchmo or, in case of an extension or waiver, by the party to be bound by such extension or waiver. After the adoption of the merger agreement by the stockholders of JCC, no amendment, extension or waiver that by law requires further approval by stockholders may be made without the further approval of such stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        The following table shows the name, address, number of shares held, and percentage of shares held on                      , 2002, the record date for the special meeting, by persons or entities known to JCC to be beneficial owners of more than five percent of the outstanding shares of JCC common stock on that date.

Name and Address	Number of Shares		Percentage of Class
Harrah's Operating Company, Inc. One Harrah's Court Las Vegas, Nevada 89119	7,805,306	(1)	63.01%
Preston Smart c/o JCC Holding Company One Canal Place, 365 Canal Street New Orleans, Louisiana 70130	947,844	(1)(2)	7.65%

(1)
Does not include 1,250,277 shares of JCC common stock over which Harrah's Operating Company has been granted an irrevocable proxy by Preston Smart and Paul Debban pursuant to stockholder voting agreements, as described herein.

(2)
Does not include 309,531 shares subject to stock options that will be cancelled in the merger in exchange for a cash payment of $2,271,957.

Security Ownership of Management

        The following table sets forth the number of shares and percentage of the outstanding shares of JCC common stock beneficially owned by each director and executive officer of JCC as of the record date. Except as explained in the footnotes to the table, the named persons have sole voting and investment power with regard to the shares shown as beneficially owned by them. Unless otherwise stated, none of the persons named in this table is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to his shares of JCC common stock, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as otherwise described in this proxy statement, none of the persons named in the table, nor any of their respective associates, has any arrangement or understanding with any person with respect to any future employment by JCC or its affiliates, or with respect to any future transactions to which JCC or any of its affiliates will or may be a party.

Name of director or executive officer	Shares beneficially owned		Percentage Owned
Directors
Preston Smart	947,844	(1)	7.65%
Paul D. Debban	302,433	(2)	2.44%
Chris Lowden	—		—
Eddie N. Williams	—		—
Stephen Brammell	—		—
Gary W. Loveman	—		—
Charles C. Teamer	—		—
			—
Executive Officer
Camille Fowler	30,000	(3)	*

*
Represents less than 1.0%.

(1)
Includes 942,349 shares that are held by an investment or financial services company controlled by Preston Smart. Does not include 309,531 shares that are issuable upon the exercise of stock options that will be exchanged in the merger for a cash payment equal to $2,271,957. Mr. Smart and his affiliates entered into a stockholder voting agreement on July 30, 2002 with Harrah's Operating Company whereby Mr. Smart agreed to vote his shares of JCC common stock in favor of approving the merger agreement and the proposed merger, and granted to Harrah's Operating Company an irrevocable proxy over the shares to assure that the commitment to vote in favor of adopting the merger agreement would be honored.

(2)
Does not include 309,531 shares of JCC common stock that may be acquired upon the exercise of stock options that will be converted in the merger to the right to receive a cash payment equal to $2,271,957. Mr. Debban has entered into a stockholder voting agreement with Harrah's Operating Company whereby Mr. Debban has agreed to vote his shares of JCC common stock in favor of approving the merger agreement and the proposed merger, and granted to Harrah's Operating Company a proxy over the shares to assure that the commitment to vote in favor of adopting the merger agreement would be honored.

(3)
Includes 30,000 shares issuable upon the exercise of presently exercisable outstanding stock options. Ms. Fowler also has unvested stock options for 137,907 shares of JCC common stock that will be cashed out and canceled pursuant to the merger agreement.

EXCHANGE OF STOCK CERTIFICATES

        You should not send in stock certificates until you receive a letter and instructions from the paying agent on how to surrender your JCC stock certificates, which should be sent to you soon after the effective date of the merger. You can expect to receive a check in the amount of your cash payment soon after JCC's transfer agent has received your stock certificates, along with your properly completed documentation.

DISSENTERS' AND APPRAISAL RIGHTS

General

        Stockholders of a corporation that is proposing to merge or consolidate with another entity are sometimes entitled under relevant state laws to appraisal or dissenters' rights in connection with the proposed merger depending on the circumstances. This right generally confers on stockholders who oppose a merger or the consideration to be received in a merger the right to receive, in lieu of the consideration being offered in the merger, the fair value for their shares as determined in a judicial appraisal proceeding.

        JCC's stockholders are entitled to dissenters' appraisal rights in connection with the merger under Delaware law.

        Under the DGCL, if a stockholder does not wish to accept the cash payment of $10.54 for each share of JCC common stock that he or she owns in accordance with the merger agreement, the stockholder must deliver a written demand for appraisal before the taking of the vote on the merger at the special meeting in accordance with the requirements of the DGCL and must not vote in favor of the merger (which means that you must vote against adopting the merger agreement or abstain from voting on the merger agreement because a proxy executed in blank that does not contain voting instructions will, unless revoked, be voted in favor of adopting the merger agreement). A stockholder who has taken all steps required to perfect his or her appraisal rights under Delaware law may elect to have the fair value of the stockholder's shares of common stock on the date of the merger (exclusive of any element of value arising from the accomplishment or expectation of the merger) judicially determined and paid to the holder in cash, together with a fair rate of interest, if any, provided that the stockholder complies with the provisions of Section 262 of the DGCL. Failure to strictly comply with these procedures will result in the loss of appraisal rights.

        The following is a summary of the material provisions of Section 262 of the DGCL. The full text of Section 262 is reprinted as Appendix C to this proxy statement. You should read Appendix C in its entirety. THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DGCL AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262, WHICH IS REPRINTED IN ITS ENTIRETY AS APPENDIX C TO THIS PROXY STATEMENT.

        All references in this summary to a "stockholder" are to the record holder of the shares of JCC common stock as of the close of business on                        , 2002, the record date of the special meeting. A person having a beneficial interest in shares that are held in "street name" or otherwise held of record in the name of another person, such as a broker or nominee, is responsible for ensuring that a demand for appraisal is made by the record holder and must act promptly to cause the record holder to properly follow the steps summarized below in a timely manner to exercise whatever appraisal rights the beneficial owner may have.

Notice By JCC

        Under Section 262 of the DGCL, since JCC is submitting the merger agreement for approval at the special meeting, JCC must notify, not less than 20 days prior to the special meeting, each stockholder on the record date for the special meeting, that appraisal rights are available, and must include in such notice a copy of Section 262 of the DGCL. This proxy statement constitutes notice to the holders of shares of JCC common stock that appraisal rights are available.

Perfection of Appraisal Rights

        To perfect appraisal rights under Section 262 of the DGCL, you must:

  •
  deliver to JCC a written demand for appraisal of your shares of JCC common stock before the taking of the vote on the proposal to approve the merger agreement and the merger at the special meeting, which demand must reasonably inform JCC of your identity and that you intend to demand the appraisal of your shares; and

  •
  not vote in favor of approving the merger agreement and the proposed merger (which means that you must vote against the merger or abstain from voting on the merger because a proxy card that does not contain voting instructions will, unless revoked, be voted in favor of the merger).

        The written demand for appraisal must be separate from any proxy or vote in person against or abstaining from the proposal to approve the merger agreement and the merger. A PROXY OR VOTE IN PERSON AGAINST THE ADOPTION OF THE MERGER AGREEMENT WILL NOT, IN AND OF ITSELF, CONSTITUTE A DEMAND FOR APPRAISAL.

        Only a holder of record of shares of JCC common stock is entitled to assert appraisal rights for the shares registered in that holder's name. In addition, to preserve his or her appraisal rights, a stockholder must continue to hold his or her shares until the completion of the merger. Accordingly, a stockholder who is the record holder of shares of JCC common stock on the date the written demand for appraisal is made, but who subsequently transfers shares prior to the completion of the merger, will lose any right to appraisal in respect of those shares.

        A demand for appraisal should be executed by or on behalf of the record holder, fully and correctly, as the holder's name appears on the holder's stock certificates. If the shares of JCC common stock for which appraisal rights are available are owned of record in a fiduciary capacity, for example by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if these shares are owned of record by more than one owner as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record. The agent, however, must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or officers.

        A record holder of JCC common stock that is a broker who holds shares for which appraisal rights are available as nominee for several beneficial owners may exercise appraisal rights with respect to shares held for one or more beneficial owners, while not exercising these rights with respect to the shares held for other beneficial owners. In such case, the written demand should set forth the number of shares for which appraisal rights are available and are being sought. When no number of shares of JCC common stock for which appraisal rights are available is expressly mentioned, the demand will be presumed to cover all the shares in brokerage accounts or other nominee forms and those who wish to exercise appraisal rights under Section 262 of the DGCL. If your shares are held in street name and you wish to dissent from the merger, you are urged to consult with your broker to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

        All written demands for appraisal must be mailed or delivered to:

  JCC Holding Company
  One Canal Place
  365 Canal Street, Suite 900
  New Orleans, Louisiana
  Attention: Camille Fowler, Secretary

or should be delivered to the Secretary at the special meeting prior to the vote on the proposal to adopt the merger agreement.

Notice of the Closing of the Merger to Stockholders Who Have Perfected Appraisal Rights

        Within 10 days after the completion of the merger, JCC, as the surviving company, will notify each stockholder who has properly asserted appraisal rights under Section 262 of the DGCL, and who has not voted in favor of the merger, of the date the merger became effective.

Filing a Petition for Appraisal

        Within 120 days after the completion of the merger, but not thereafter, JCC, as the surviving company, or any stockholder who has complied with the statutory requirements summarized above, may file a petition in the Delaware Chancery Court demanding a determination of the fair value of the shares that are entitled to appraisal rights. Neither JCC nor Harrah's Operating Company or its subsidiaries that are parties to the merger agreement are under any obligation to, and none of them has any present intention to, file a petition with respect to the appraisal of the fair value of the shares that are entitled to appraisal rights. Accordingly, it will be the obligation of stockholders wishing to assert appraisal rights to initiate all necessary action to perfect their appraisal rights within the time prescribed in Section 262 of the DGCL.

Stockholder Request for Information

        Within 120 days after the completion of the merger, any JCC stockholder that has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from JCC, as the surviving company, a statement presenting the aggregate number of shares of JCC common stock not voted in favor of approval of the merger and with respect to which demands for appraisal have been timely received and the aggregate number of holders of these shares. These statements must be mailed within 10 days after a written request for the information has been received by JCC, or within 10 days after expiration of the period for delivery of demands for appraisal under Section 262 of the DGCL, whichever is later.

        If a petition for an appraisal is timely filed and a copy served upon JCC, as the surviving company, JCC will then be obligated within 20 days of service to file with the Delaware Register in Chancery a list containing the names and addresses of the stockholders who have demanded appraisal of their shares of JCC common stock and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the Delaware Court of Chancery, the Delaware Court of Chancery may conduct a hearing on such petition to determine those JCC stockholders entitled to appraisal rights. The Delaware Court of Chancery may require the stockholders who demanded appraisal rights of their shares of JCC common stock to submit their stock certificates to the Delaware Register in Chancery for notation of the pendency of the appraisal proceeding. If any JCC stockholder fails to comply, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

        After determining which stockholders are entitled to appraisal, the Delaware Court of Chancery will appraise the "fair value" of their shares of JCC common stock, excluding any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

        JCC'S STOCKHOLDERS CONSIDERING THE EXERCISE OF APPRAISAL RIGHTS SHOULD BE AWARE THAT THE FAIR VALUE OF THEIR SHARES OF JCC COMMON STOCK AS DETERMINED UNDER SECTION 262 OF THE DGCL COULD BE MORE THAN, THE SAME AS OR LESS THAN THE VALUE OF THE MERGER CONSIDERATION THEY WOULD RECEIVE PURSUANT TO THE MERGER AGREEMENT IF THEY DID NOT SEEK

APPRAISAL OF THEIR SHARES OF JCC COMMON STOCK AND THAT INVESTMENT BANKING OPINIONS AS TO FAIRNESS FROM A FINANCIAL POINT OF VIEW ARE NOT NECESSARILY OPINIONS AS TO THE FAIR VALUE UNDER SECTION 262 OF THE DGCL. The Delaware Supreme Court has stated, however, that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings. The Delaware Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by JCC's stockholders whose appraisal shares have been appraised.

        In addition, the costs of the action may be determined by the Delaware Chancery Court and taxed upon the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the appraisal shares entitled to appraisal.

Withdrawal of Appraisal Demand

        At any time within 60 days after the completion of the merger, any JCC stockholder will have the right to withdraw his or her demand for appraisal and to accept the cash amount of $10.54 for each share of common stock that they own in accordance with the terms of the merger agreement. After this period, a stockholder may withdraw his or her demand for appraisal only with the written consent of JCC. No petition timely filed in the Delaware Court of Chancery demanding appraisal will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, which may be conditioned on terms the Delaware Court of Chancery deems just.

No Right to Vote Appraisal Shares or Receive Dividends or Distributions on Appraisal Shares

        Any holder of shares of JCC common stock for which appraisal rights are available that has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, after the consummation of the merger, be entitled to vote these shares subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of these shares as of a record date prior to the completion of the merger.

OTHER MATTERS

        The board of directors does not know of any other matters to be presented for action at the special meeting. If any other business should properly come before the special meeting, the persons named in the enclosed proxy card will vote on those matters using his best judgment.

FUTURE STOCKHOLDER PROPOSALS

        If the merger is completed, there will be no public participation in any future meetings of JCC's stockholders. If the merger is not completed, JCC's stockholders will continue to be entitled to attend and participate in JCC's stockholder meetings. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder of JCC who wishes to present a proposal at the next annual meeting of stockholders in 2003 (if the merger is not closed), and who wishes to have such proposal included in JCC's proxy statement for that meeting, must deliver a copy of such proposal to JCC at One Canal Place, 365 Canal Street, Suite 900, New Orleans, Louisiana 70130, attention: Camille Fowler, Corporate Secretary so that it is received no later than February 11, 2003.

        Under JCC's certificate of incorporation and bylaws, to submit a nominee to stand for election as a director at the 2003 annual meeting of stockholders, you must provide us with timely written notice.

To be timely, JCC must receive this notice no later than the close of business on the tenth day following the day on which the notice of the date of the annual meeting was mailed or publicly disclosed to stockholders, whichever first occurs. Additionally, any notice must comply with and contain the information required by JCC's Third Amended and Restated Bylaws. All nominations should be submitted by certified mail, return receipt requested, to JCC Holding Company, One Canal Place, 365 Canal Street, Suite 900, New Orleans, Louisiana 70130, Attention: Camille Fowler, Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

        JCC files annual, quarterly and current reports, proxy and information statements, and other information with the SEC. You may read and copy this information at the office of the SEC:

    Public Reference Room
    450 Fifth Street, N.W.
    Judiciary Plaza
    Washington, D.C. 20549.

        You may also obtain copies of this information by mail from the Public Reference Section of the SEC 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at rates set by the SEC. For further information on the operation of the Public Reference Room, you may call the SEC at 1-800-SEC-0330.

        Some of this information may also be accessed through the web site maintained by the SEC that contains reports, proxy statements and other information about issuers like us, who file electronically. The address of that site is http://www.sec.gov.

        The SEC allows us to incorporate some information "by reference" in this proxy statement. That means JCC can disclose information that is important to you by referring you to a document JCC filed separately with the SEC. The following documents are incorporated by reference in this proxy statement and are deemed a part hereof:

  (1)
  JCC's Annual Report on Form 10-K for the fiscal year ended December 31, 2001;

  (2)
  JCC's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002;

  (3)
  JCC's Current Report on Form 8-K dated July 31, 2002; and

  (4)
  the description of JCC's current management and board of directors contained in JCC's proxy statement dated March 18, 2002; the first supplement to the proxy statement dated May 24, 2002; the second supplement to the proxy statement dated June 7, 2002; and the third supplement dated June 10, 2002, all as filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, for JCC's annual meeting of stockholders originally scheduled to be held on April 25, 2002 and finally held on June 11, 2002.

        The information incorporated by reference is deemed to be a part of this proxy statement, except that all statements in this proxy statement shall be deemed to modify or replace any statement contained in any of the documents incorporated by reference to the extent necessary.

        JCC also incorporates by reference additional documents it filed pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this proxy statement and prior to final adjournment of JCC's special meeting. The information contained in any of those filings will be considered part of this proxy statement from the date the document is filed, and will supplement or amend the information contained in this proxy statement.

        A copy of any or all of the documents that have been incorporated by reference in this proxy statement, other than exhibits to such documents (unless those are specifically incorporated by reference in this proxy statement) is available for inspection or copying by any of JCC's interested stockholders. You may obtain a copy of any document incorporated by reference, without charge, by written request directed to us at the following address: One Canal Place, 365 Canal Street, Suite 900, New Orleans, Louisiana 70130, attention: Camille Fowler, Corporate Secretary. Please make any request prior to                        , 2002 to ensure that you receive the document prior to the special meeting. Neither JCC nor Harrah's Operating Company has made any provision to grant stockholders access to either JCC's or Harrah's Operating Company's corporate files or to obtain counsel or appraisal services for the stockholders at JCC's or Harrah's Operating Company's expense.

        The merger described in this proxy statement is a "going private transaction." JCC, Harrah's Operating Company and Satchmo have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the merger. The Schedule 13E-3 contains additional information about JCC, Harrah's Operating Company and Satchmo. Copies of the Schedule 13E-3 are available for inspection and copying at JCC's principal executive offices during regular business hours by any of JCC's interested stockholders, or a representative who has been so designated in writing, and may be obtained by mail, without charge, by written request directed to us at the following address: One Canal Place, 365 Canal Street, Suite 900, New Orleans, Louisiana 70130, attention: Camille Fowler, Corporate Secretary.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

HARRAH'S OPERATING COMPANY, INC.,

SATCHMO ACQUISITION, INC.

AND

JCC HOLDING COMPANY

DATED AS OF JULY 30, 2002

EXECUTION COPY

A-i

A-ii

Section 8.5	Headings	40
Section 8.6	Severability	40
Section 8.7	Entire Agreement	40
Section 8.8	Assignment	40
Section 8.9	Parties in Interest	40
Section 8.10	Mutual Drafting	40
Section 8.11	Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury	40
Section 8.12	Counterparts	41
Section 8.13	Specific Performance	41
Annex A	Voting Agreements
Annex B	Separation Agreements
Annex C	Press Release

A-iii

        AGREEMENT AND PLAN OF MERGER, dated as of July 30, 2002 (this "Agreement"), by and among Harrah's Operating Company, Inc., a Delaware corporation ("Parent"), Satchmo Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and JCC Holding Company, a Delaware corporation (the "Company").

        WHEREAS, a special committee of the Board of Directors of the Company, duly authorized and constituted and comprised solely of directors of the Company who are not employees, officers, consultants or directors of the Parent (the "Special Committee"), at a meeting thereof duly called and held, (i) unanimously determined that the merger of Merger Sub with and into the Company (the "Merger") and the other transactions contemplated herein are fair to, and in the best interests of, the Company and the stockholders of the Company (other than Parent and any Parent Subsidiary), and has declared the Merger advisable, and (ii) unanimously recommended that the Board of Directors of the Company (the "Company Board") approve and adopt the Merger and this Agreement;

        WHEREAS, the respective Boards of Directors of the Company (based in part on the recommendations of the Special Committee), Parent and Merger Sub have approved and declared advisable the Merger upon the terms and subject to the conditions of this Agreement and in accordance with each party's respective Certificate of Incorporation and By-Laws and the General Corporation Law of the State of Delaware (the "DGCL");

        WHEREAS, Parent has informed the Company that the shares of Company Common Stock that it and all Subsidiaries of the Parent (the "Parent Subsidiaries") own are not for sale, and that Parent and Parent Subsidiaries have no intention of selling, transferring or otherwise disposing of such Company Common Stock;

        WHEREAS, as a condition to and inducement to Parent's and Merger Sub's willingness to enter into this Agreement, simultaneously with the execution of this Agreement, certain stockholders of the Company are entering into voting agreements with Parent (the "Voting Agreements"), each dated as of the date hereof and in the form attached as Annex A hereto and certain officers of the Company are entering into separation agreements with the Company and Parent (the "Separation Agreements"), each dated as of the date hereof and effective as of the Effective Time and in the form attached as Annex B hereto; and

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

Article 1.
The Merger

        Section 1.1    The Merger.    Upon the terms and subject to satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with the DGCL, Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

        Section 1.2    Effective Time.    As soon as practicable after the satisfaction or, if permissible, waiver of the conditions set forth in Article 6, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, the DGCL (the date and time of such filing, or if another date and time is specified in such filing, such specified date and time, being the "Effective Time").

        Section 1.3    Effect of the Merger.    At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

        Section 1.4    Certificate of Incorporation; By-laws.    At the Effective Time, the Certificate of Incorporation and the By-laws of the Surviving Corporation shall be amended in their entirety to contain the provisions set forth in the Certificate of Incorporation and the By-laws of Merger Sub, each as in effect immediately prior to the Effective Time, as the same may be amended in accordance with Section 5.11.2 hereof and except as may be amended by the provisions of the Certificate of Merger.

        Section 1.5    Directors and Officers.    The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation.

Article 2.
Conversion of Securities; Exchange of Certificates

        Section 2.1    Conversion of Securities.    At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any of the following securities:

          Section 2.1.1    Conversion Generally.    Each share of common stock, par value $.01 per share, of the Company ("Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock to be canceled pursuant to Section 2.1.2 and any shares of Company Common Stock which are held by stockholders who have not voted in favor of the Merger or consented thereto in writing and are exercising appraisal rights pursuant to Section 262 of the DGCL ("Dissenting Stockholders")), shall be converted, subject to Section 2.2.4, into the right to receive $10.54 in cash, payable to the holder thereof, without interest (the "Merger Consideration"). At the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate previously representing any such shares shall thereafter represent the right to receive the Merger Consideration therefor or the right, if any, to receive payment from the Surviving Corporation of the "fair value" of such shares of Company Common Stock as determined in accordance with Section 262 of the DGCL. Certificates previously representing shares of Company Common Stock shall be exchanged for the Merger Consideration upon the surrender of such certificates in accordance with the provisions of Section 2.2, without interest.

          Section 2.1.2    Cancellation of Certain Shares.    Each share of Company Common Stock held by Parent, Merger Sub, any wholly-owned subsidiary of Parent or Merger Sub or held, in the treasury of the Company or held by any wholly-owned subsidiary of the Company, immediately prior to the Effective Time, shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

          Section 2.1.3    Merger Sub.    Each share of common stock, par value $.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and be exchanged for one newly and validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

          Section 2.1.4    Change in Shares.    If between the date of this Agreement and the Effective Time the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the Merger Consideration shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

        Section 2.2    Exchange of Certificates.

          Section 2.2.1    Paying Agent.    As of or as soon as reasonably practicable after the Effective Time, Parent shall enter into an agreement with such bank or trust company designated by Parent and reasonably satisfactory to the Company (the "Paying Agent"), and shall deposit, or cause to be deposited, with the Paying Agent for the benefit of the holders of shares of Company Common Stock, for exchange in accordance with this Article 2, through the Paying Agent, cash in U.S. dollars in an amount sufficient to pay the Merger Consideration as provided herein (such cash being hereinafter referred to as the "Payment Fund") payable pursuant to Section 2.1 in exchange for outstanding shares of Company Common Stock. The Paying Agent shall, pursuant to irrevocable instructions, deliver the Merger Consideration contemplated to be paid pursuant to Section 2.1 out of the Payment Fund. The Payment Fund shall not be used for any other purpose.

          Section 2.2.2    Exchange Procedures.    Promptly after the Effective Time, Parent shall instruct the Paying Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the "Certificates") (A) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent and shall be in customary form) and (B) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent together with such letter of transmittal, properly completed and duly executed, and such other documents as may be required pursuant to such instructions, the holder of such Certificate, shall be entitled to receive in exchange therefor the Merger Consideration which such holder has the right to receive in respect of the shares of Company Common Stock formerly represented by such Certificate and the Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on any Merger Consideration payable to holders of Certificates. In the event of a transfer of ownership of shares of Company Common Stock which is not registered in the transfer records of the Company, the Merger Consideration may be issued to a transferee if the Certificate representing such shares of Company Common Stock is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer Taxes have been paid. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration.

          Section 2.2.3    Further Rights in Company Common Stock.    All Merger Consideration paid in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock.

          Section 2.2.4    Termination of Payment Fund.    Any portion of the Payment Fund which remains undistributed to the holders of Company Common Stock for nine months after the Effective Time shall be delivered to Parent upon demand, and any holders of Company Common Stock who have not theretofore complied with this Article 2 shall thereafter look only to Parent for the Merger Consideration, without any interest thereon.

          Section 2.2.5    No Liability.    Neither Parent nor the Company shall be liable to any holder of shares of Company Common Stock for any cash from the Payment Fund delivered to a public official pursuant to any abandoned property, escheat or similar Law.

          Section 2.2.6    Lost Certificates.    If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration without any interest thereon.

          Section 2.2.7    Withholding.    Parent or the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Common Stock such amounts as Parent or the Paying Agent are required to deduct and withhold under the Code, or any provision of state, local or foreign tax Law, with respect to the making of such payment. To the extent that amounts are so withheld by Parent or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Company Common Stock in respect of whom such deduction and withholding was made by Parent or the Paying Agent.

        Section 2.3    Dissenters' Rights.    Notwithstanding anything in this Agreement to the contrary, if any Dissenting Stockholder shall demand to be paid the "fair value" of such holder's shares of Company Common Stock, as provided in Section 262 of the DGCL, such shares shall not be converted into or exchangeable for the right to receive the Merger Consideration except as provided in this Section 2.3, and the Company shall give Parent notice thereof and Parent shall have the right to participate in all negotiations and proceedings with respect to any such demands. Neither the Company nor the Surviving Corporation shall, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for payment. If any Dissenting Stockholder shall fail to perfect or shall have effectively withdrawn or lost the right to dissent, the shares of Company Common Stock held by such Dissenting Stockholder shall thereupon be treated as though such shares had been converted into the Merger Consideration pursuant to Section 2.1.

        Section 2.4    Stock Transfer Books.    At the Effective Time, the stock transfer books of the Company shall be closed and thereafter, there shall be no further registration of transfers of shares of Company Common Stock theretofore outstanding on the records of the Company. From and after the Effective Time, the holders of certificates representing shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Common Stock except as otherwise provided herein or by Law. On or after the Effective Time, any Certificates presented to the Paying Agent or Parent for any reason shall be converted into the Merger Consideration.

        Section 2.5    Stock Options.    Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof) shall adopt appropriate resolutions and take all other actions necessary and appropriate to provide that, immediately prior to the Effective Time, each unexpired and unexercised option or similar rights to purchase shares of Company Common Stock (the "Company Options"), under any stock option plan of the Company or any other plan, agreement or arrangement including the Company Stock Option Plans, whether or not then exercisable or vested, shall be cancelled and, in exchange therefor, each former holder of any such cancelled Company Option shall be entitled to receive, in consideration of the cancellation of such Company Option and in settlement therefor, a payment in cash (subject to any applicable withholding or other Taxes required by applicable Law to be withheld) of an amount equal to the product of (A) the total number of shares of Company Common Stock previously subject to such Company Option and (B) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock previously subject to such Company Option (such amounts payable hereunder being referred to as the "Option Payment"). The Option Payment shall be paid, subject to the terms and conditions of this Agreement, as soon as practicable following the Effective Time. From and after the Effective Time, any such cancelled Company Option shall no longer be exercisable by the former holder thereof, but shall only entitle such holder to the payment of the Option Payment, and the Company will use its reasonable best efforts to obtain all necessary consents to ensure that former holders of Company Options will have no rights other than the right to receive the Option Payment. After the Effective Time all Company Stock Option Plans shall be terminated. Following the date hereof, no further Company Options shall be granted.

Article 3.
Representations and Warranties of the Company

        Except as set forth in the Disclosure Schedule delivered by the Company to Parent prior to the execution of this Agreement (the "Company Disclosure Schedule"), which identifies exceptions by specific subsection references, or as disclosed in Company SEC Reports, the Company hereby represents and warrants to Parent as follows:

        Section 3.1    Organization and Qualification; Subsidiaries.    The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary of the Company (each a "Company Subsidiary" and collectively, the "Company Subsidiaries") has been duly organized, and is validly existing and in good standing, under the laws of the jurisdiction of its incorporation or organization, as the case may. Each of the Company and each Company Subsidiary has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted other than such governmental approvals, the lack of which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Each of the Company and each Company Subsidiary is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Section 3.1 of the Company Disclosure Schedule sets forth a true and complete list of all of the Company Subsidiaries. Except as set forth in Section 3.1 of the Company Disclosure Schedule, none of the Company or any Company Subsidiary holds an Equity Interest in any other person.

        Section 3.2    Certificate of Incorporation and By-laws; Corporate Books and Records.    The copies of the Company's Second Amended and Restated Certificate of Incorporation (the "Company Certificate") and Third Amended and Restated By-laws (the "Company By-laws") that are listed as exhibits to the Company's Form 10-K/A for the year ended December 31, 2000 are complete and correct copies thereof as in effect on the date hereof. Complete and correct copies of the organizational documents of each Company Subsidiary as in effect on the date hereof have been previously provided to Parent. The Company is not in violation of any of the provisions of the Company Certificate or the Company By-laws and none of the Company Subsidiaries is in violation of any of the provisions of its respective organizational documents. True and complete copies of all minute books of the Company (including the Special Committee, which minutes were redacted as necessary in the opinion of counsel to the Special Committee) and Company Subsidiaries, from March 29, 2001, have been made available by the Company to Parent.

        Section 3.3    Capitalization.    The authorized capital stock of the Company consists of 40,000,000 shares of Company Common Stock. (A) 12,383,025 shares of Company Common Stock (other than treasury shares) are issued and outstanding, all of which were validly issued and fully paid, nonassessable and free of preemptive rights, (B) 5,025 shares of Company Common Stock are held in the treasury of the Company or by the Company Subsidiaries, and (C) 832,548 shares of Company Common Stock are issuable (and such number was reserved for issuance) upon exercise of outstanding Company Options. Except for the Company Options to purchase not more than 832,548 shares of Company Common Stock described in Section 3.3 of the Company Disclosure Schedule, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound relating to the issued or unissued capital stock or other Equity Interests of the Company or any Company Subsidiary, or securities convertible into or exchangeable for such capital stock or other Equity Interests, or obligating the Company or any Company Subsidiary to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, the Company or any Company Subsidiary. Since December 31, 2001, the Company has not issued any shares of its capital stock, or securities convertible into or exchangeable for such capital stock or other Equity Interests, including Company Options, other than as set forth in Section 3.3 of the Company Disclosure Schedule. Section 3.3 of the Company Disclosure Schedule sets forth a true and complete list of the prices at which outstanding Company Options may be exercised under the applicable Company Stock Option Plan, the number of Company Options outstanding at each such price and the vesting schedule of the Company Options for each option-holder of the Company. There are no outstanding contractual obligations of the Company or any Company Subsidiary (A) restricting the transfer of, (B) affecting the voting rights of, (C) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (D) requiring the registration for sale of, or (E) granting any preemptive, participation or antidilutive right with respect to, any shares of Company Common Stock or any capital stock of, or other Equity Interests in, the Company or any Company Subsidiary. Each outstanding share of capital stock of each Company Subsidiary is duly authorized, validly issued, fully paid, nonassessable and free of preemptive or other similar rights and is owned, beneficially and of record, by the Company or another Company Subsidiary free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company's or such other Company Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever.

        Section 3.4    Authority; No Conflict; Required Filings and Consents.

          Section 3.4.1    The Company has all necessary corporate power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions that are contemplated by this Agreement and each Ancillary Agreement to be consummated by the Company. The execution and delivery of this Agreement and each Ancillary Agreement to which it is a party by the Company and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company and no stockholder votes are necessary to authorize this Agreement or any Ancillary Agreement or to consummate the transactions contemplated hereby or thereby other than, with respect to the Merger, as provided in Section 3.18. The Special Committee, at a meeting thereof duly called and held, (i) unanimously determined that the Merger and the other transactions contemplated herein are fair to, and in the best interests of, the Company and the stockholders of the Company (other than Parent and any Parent Subsidiary), and has declared the Merger advisable, and (ii) unanimously recommended that the Company Board approve and adopt the Merger and this Agreement. In accordance with the Company Certificate and the Company By-Laws, the Company Board has approved this Agreement and each Ancillary Agreement to which it is a party, declared advisable the transactions contemplated hereby and thereby and has directed that the Merger, this Agreement and each Ancillary Agreement to which it is a party and the transactions contemplated hereby and thereby be submitted to the Company's stockholders for approval at a meeting of such stockholders. This Agreement and each Ancillary Agreement to which it is a party have been duly authorized and validly executed and delivered by the Company and constitute a legal valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          Section 3.4.2    The execution and delivery of this Agreement and each Ancillary Agreement to which it is a party by the Company does not, and the performance of this Agreement and each Ancillary Agreement to which it is a party by the Company will not, (A) (assuming the stockholder approval set forth in Section 3.18 is obtained) conflict with or violate any provision of the Company Certificate or Company By-laws or any equivalent organizational documents of any Company Subsidiary (including but not limited to approvals by members of the Company Board as described in Article III, Section 2 of the Company By-laws), (B) assuming that all consents, approvals, authorizations and permits described in Section 3.4.3 have been obtained and all filings and notifications described in Section 3.4.3 have been made, conflict with or violate any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected or (C) require any consent or approval under, result in any breach of or any loss of any benefit under, or constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company or any Company Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, Company Permit or other instrument or obligation, other than, in the case of each of clauses (B) and (C), any such items that individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

          Section 3.4.3    The execution and delivery of this Agreement and each Ancillary Agreement to which it is a party by the Company does not, and the performance of this Agreement and each Ancillary Agreement to which it is a party by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or any other person, except (A) under the Exchange Act, Securities Act, any applicable Blue Sky Law, the rules and regulations of the Exchange, applicable Company Gaming Laws and the filing and recordation of the Certificate of Merger as required by the DGCL and (B) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications to a person other than a Governmental Entity, would not, individually or in the aggregate, reasonably be expected to (1) prevent or unreasonably delay consummation of the Merger, (2) otherwise prevent or delay performance by the Company of any of its material obligations under this Agreement or any Ancillary Agreement to which it is a party, or (3) have a Company Material Adverse Effect.

          Section 3.4.4    Neither Section 203 of the DGCL, nor any other state takeover statute or similar statute or regulation is applicable to or purports to be applicable to the Merger or any other transaction contemplated by this Agreement or any Ancillary Agreement.

          Section 3.4.5    The Special Committee has been duly formed and authorized by the Company Board in accordance with the Company By-laws and the DGCL to, among other things, negotiate the Merger and this Agreement on behalf of the Company. The Special Committee is comprised solely of members of the Company Board who are not employees, officers, consultants or directors of Parent. The Special Committee has at a meeting thereof, duly called and held, (i) unanimously determined that the Merger and the other transactions contemplated by this Agreement are fair to, and in the best interests of, the Company and the stockholders of the Company (other than Parent and any Parent Subsidiary), and has declared the Merger advisable, and (ii) unanimously recommended to the Company Board to approve and adopt the Merger and this Agreement.

        Section 3.5    SEC Filings; Financial Statements.

          Section 3.5.1    The Company has timely filed all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules and documents required to be filed by it under the

  Securities Act or the Exchange Act, as the case may be, since March 29, 2001 (collectively, the "Company SEC Filings"). Each Company SEC Filing (A) as of its date, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and (B) did not, at the time it was filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Company Subsidiary is subject to the periodic reporting requirements of the Exchange Act.

          Section 3.5.2    Assuming the accuracy and completeness of financial information provided to the Company by the Management Company pursuant to the terms of the Management Agreement, each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Company SEC Filings was prepared in accordance with GAAP applied (except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q under the Exchange Act) on a consistent basis throughout the periods indicated, and each presented fairly the consolidated financial position, results of operations and cash flows of the Company and the consolidated Company Subsidiaries as of the respective dates thereof and for the respective periods indicated therein. The books and records of the Company and each Company Subsidiary have been, and are being, maintained in accordance with applicable legal and accounting requirements.

          Section 3.5.3    Except as and to the extent set forth on the consolidated balance sheet of the Company and the consolidated Company Subsidiaries as of December 31, 2001 included in the Company Form 10-K for the year ended December 31, 2001, including the notes thereto, or on the interim financial statements of the Company and the consolidated Company Subsidiaries dated as of May 31, 2002 (which is attached to Section 3.5.3 of the Company Disclosure Schedule), none of the Company or any consolidated Company Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in notes thereto prepared in accordance with GAAP or any other agreement to make expenditures or create a liability or obligation of Company, except for liabilities or obligations incurred (i) in the ordinary course of business since December 31, 2001 and which do not exceed, in the aggregate, $100,000, or (ii) by the Management Company (acting as an agent of the Company).

          Section 3.5.4    The Company has previously provided to Parent a complete and correct copy of any amendment or modification which has not yet been filed with the SEC to any agreement, document or other instrument which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

        Section 3.6    Absence of Certain Changes or Events.    Assuming the accuracy and completeness of information provided to the Company by the Management Company, since December 31, 2001, the Company and each Company Subsidiary has conducted its businesses in the ordinary course consistent with past practice and, since such date, there has not been (A) any Company Material Adverse Effect or an event or development that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (B) any event or development that would, individually or in the aggregate, reasonably be expected to prevent or delay the performance of this Agreement or any Ancillary Agreement by the Company, or (C) except as described in Section 3.6 of the Company Disclosure Schedule, to the knowledge of the Company any action taken by the Company or any Company Subsidiary during the period from January 1, 2002 through the date of this Agreement that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.1.

        Section 3.7    Taxes.

          Section 3.7.1    Each of the Company and each Company Subsidiary (and any affiliated group (within the meaning of Section 1504 of the Code) of which the Company or any Company Subsidiary is now or has been a member) has timely filed with the appropriate taxing authorities all federal, state and local income Tax Returns and all other material Tax Returns required to be filed through the date hereof and will timely file any such Tax Returns required to be filed on or prior to the Effective Time. Such Tax Returns and other information filed are (and, to the extent they will be filed prior to the Effective Time, will be) complete and accurate in all material respects (excluding any such tax information prepared or compiled and submitted to the Company by the Management Company pursuant to the Management Agreement which is not complete or accurate in any material respect). None of the Company, any Company Subsidiary, nor any affiliated group (within the meaning of Section 1504 of the Code) of which the Company or any Company Subsidiary is now or was a member, has pending any request for an extension of time within which to file federal, state or local income Tax Returns, except for the Company's federal and state Tax Returns for the taxable year ended December 31, 2001. The Company has provided to Parent complete and accurate copies of Company's federal and state income Tax Returns for the taxable years ended December 31, 1998, December 31, 1999 and December 31, 2000.

          Section 3.7.2    All Taxes in respect of periods beginning before the Effective Time have been paid or will be timely paid, or an adequate reserve has been or will be established therefor in accordance with GAAP by each of Company and its Company Subsidiaries.

          Section 3.7.3    Except as disclosed on Section 3.7.3 of the Company Disclosure Schedule, no federal, state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of any of the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary has received a written notice of any such pending audits or proceedings. The Company has no knowledge of any outstanding waivers extending the statutory period of limitation relating to the payment of Taxes due from the Company or any Company Subsidiary. The Company has no knowledge of any issue that has been raised by any tax authority in any audit of the Company or any Company Subsidiary that if raised with respect to any other period not so audited could be expected to result in a proposed deficiency that would reasonably be expected to have a Company Material Adverse Effect for any period not so audited.

          Section 3.7.4    Neither the Internal Revenue Service ("IRS") nor any other taxing authority (whether domestic or foreign) has asserted, or to the Company's knowledge, is threatening to assert, against the Company or any Company Subsidiary any deficiency or claim for Taxes in excess of the reserves established therefore.

          Section 3.7.5    There are no liens for Taxes upon any property or assets of the Company or any Company Subsidiary thereof, except for liens for Taxes not yet due and payable and liens for Taxes that are being contested in good faith by appropriate proceedings as set forth in Section 3.7.5 of Company Disclosure Schedule and as to which adequate reserves have been established in accordance with GAAP.

          Section 3.7.6    Neither the Company nor any Company Subsidiary is or has been a member of an affiliated group of corporations filing a consolidated federal income Tax Return (or a group of corporations filing a consolidated, combined or unitary income Tax Return under comparable provisions of state, local or foreign tax Law) for any taxable period beginning on or after the taxable period ending December 31, 1998, other than a group the common parent of which is or was the Company or any Company Subsidiary.

          Section 3.7.7    Neither the Company nor any Company Subsidiary has any obligation under any Tax sharing agreement or similar arrangement with any other person or entity with respect to Taxes of such other person.

          Section 3.7.8    Neither the Company nor any Company Subsidiary has, with regard to any assets or property held or acquired by any of them, filed a consent to the application of Section 341(f) of the Code, or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by the Company or any Company Subsidiary.

          Section 3.7.9    To the Company's knowledge, no member of the Company affiliated group (as defined in Section 1504 of the Code) has recognized any gain in connection with any intercompany transaction that has been deferred for federal, state, local or foreign income tax purposes, except for such gains as have been taken into account on Tax Returns filed prior to the date hereof in accordance with Treasury Regulation Section 1.1502-13 or comparable provisions of state, local or foreign Tax laws.

          Section 3.7.10    The Company has not been a "United States real property holding corporation" within the meaning of Section 897 (c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

          Section 3.7.11    The Company and the Company Subsidiaries have taken no action that is inconsistent with, or which will prevent or inhibit, an election by the Company pursuant to Section 382(l)(5)(H) of the Code and Treasury Regulation Section 1.382-9(i) (and any similar provisions of state or local law) with respect to any "ownership change" (as described in Section 382(g) of the Code) of the Company or any Company Subsidiary, and the Company and the Company Subsidiaries have not made any election pursuant to Section 108(b)(5) of the Code.

          Section 3.7.12    "Taxes" shall mean any and all taxes, charges, fees, levies, duties, liabilities, impositions or other assessments, including, without limitation, income, gross receipts, profits, gaming, excise, real or personal property, environmental, recapture, sales, use, value-added, withholding, social security, retirement, employment, unemployment, occupation, service, license, net worth, payroll, franchise, gains, stamp, transfer and recording taxes, fees and charges, except those which the Management Company is responsible for withholding, collecting or paying to a taxing authority that are imposed by the IRS or any other taxing authority (whether domestic or foreign including, without limitation, any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies, duties, liabilities, impositions or other assessments. For purposes of this Agreement, "Taxes" also includes any obligations under any agreements or arrangements with any other person or entity with respect to Taxes of such other person or entity (including pursuant to Treasury Regulation Section 1.1502-6 or comparable provisions of state, local or foreign tax law) and including any liability for Taxes of any predecessor entity. "Tax Return" shall mean any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including attachments thereto and amendments thereof, and including, without limitation, information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information and excluding those Tax Returns that are filed by the Management Company (acting as agent of the Company).

        Section 3.8    Real Property.

          Section 3.8.1    Section 3.8.1 of the Company Disclosure Schedule identifies all real property owned by the Company and each Company Subsidiary (the "Company Owned Property") and all real property leased or operated by the Company and each Company Subsidiary (the "Company

  Leased Property"). The Company Owned Property and the Company Leased Property is referred to herein collectively as the "Company Real Property."

          Section 3.8.2    The Company and each Company Subsidiary have good and marketable fee simple title to the Company Owned Property, and a valid leasehold interest in the Company Leased Property, free and clear of any and all liens, encumbrances, restrictions, leases, options to purchase, options to lease, covenants, assessments, defects, claims or exceptions, except for (A) the exceptions described in the Lease Documents, (B) the exceptions described in the Company SEC Filings or (C) such other liens or exceptions that do not and would not, individually or in the aggregate, materially interfere with the use of the Company Real Property as currently used (collectively, the "Permitted Exceptions"). The Company is the named insured under valid owner's extended coverage owner's policies of title insurance with respect to all Company Owned Property or extended leasehold policies of title insurance with respect to all Company Leased Property, in each case issued by a national title insurance company for the full value of such Company Real Property and subject only to the preprinted exceptions of such policy(ies) and the Permitted Exceptions (collectively, the "Title Policies"). The Company Disclosure Schedule identifies the Company Real Property for which the Company or the Management Company possesses final "as-built" ALTA survey(s), in each case completed in accordance with the Minimum Standard Detail requirements for ALTA/ACSM Land Title Surveys as jointly established and adopted by ALTA and ACSM in 1999 (collectively, the "Surveys").

          Section 3.8.3    Item 2 and Note 9 to Item 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, together constitute a complete and accurate description of the Company Leased Property. True and correct copies of the documents under which the Company Leased Property is leased or operated (the "Lease Documents") have been filed or incorporated by reference as Exhibits 10.01, 10.02, 10.03, 10.09, 10.10 and 10.10 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Lease Documents are unmodified and in full force and effect, and there are no other agreements, written or oral, between the Company or any Company Subsidiary in the Company Leased Property or otherwise relating to the use and occupancy of the Company Owned Property or the Company Leased Property. None of the Company, the Company Subsidiaries or, to the Company's knowledge, any other party, is in default under the Lease Documents, and, to the Company's knowledge, no defaults (whether or not subsequently cured) by the Company, the Company Subsidiaries or any other party have been alleged thereunder. To the Company's knowledge: (A) each landlord named in any of the Lease Documents is not in default thereunder, and (B) no defaults (whether or not subsequently cured) by such landlord have been alleged thereunder.

          Section 3.8.4    (A) to the Company's knowledge, no Company Real Property is in violation of any applicable Laws, regulations or restrictions; and (B) to the Company's knowledge, there are no material defects in the physical condition of the Company Real Property or the improvements located on the Company Real Property, except to the extent that any such violation or defect would not be reasonably expected to have a Company Material Adverse Effect.

          Section 3.8.5    Neither the Company nor any Company Subsidiary has received written notice of, or has any knowledge of, any action, proceeding or litigation pending (and, to the Company's knowledge, overtly contemplated or threatened) (A) to take all or any portion of the Company Real Property, or any interest therein, by eminent domain; (B) to modify the zoning of, or other governmental rules or restrictions applicable to, the Company Real Property or the use or development thereof; (C) otherwise relating to the Company Real Property or the interests of the Company and its Subsidiaries therein, which would be reasonably be expected to have a Material Adverse Effect on the ability of the Company to use, own, improve, develop and/or operate the Company Real Property.

          Section 3.8.6    To the Company's knowledge, no portion of the Company Real Property or the roads immediately adjacent to and currently utilized to access the Company Real Property: (A) was the former site of any public or private landfill, dump site, retention basin or settling pond; (B) was the former site of any oil or gas drilling operations; or (C) was the former site of any experimentation, processing, refining, reprocessing, recovery or manufacturing operation for any petrochemicals.

          Section 3.8.7    The parcels constituting the Company Real Property are assessed separately from all other adjacent property not constituting the Company Real Property for purposes of real property taxes to the Company's, the property leased to the Company and applicable Company Subsidiary pursuant to each applicable Lease Document and each of the parcels of the Company Real Property complies with all applicable subdivision, land parcelization and local governmental taxation or separate assessment requirements, without reliance on property not constituting Company Real Property.

          Section 3.8.8    To the Company's knowledge, the Company Real Property is connected to and serviced by adequate water, sewage disposal, gas and electricity facilities and all material systems (including, without limitation, heating, air conditioning, electrical, plumbing and fire/life safety systems) for the basic operation of the Company Real Property are operable and in good condition (ordinary wear and tear excepted), except to the extent that the lack of any such system or the failure of the property to be in good condition would not reasonably be expected to have a Company Material Adverse Effect.

          Section 3.8.9    There are no commitments to or agreements with any governmental authority or agency (federal, state or local) affecting the use or ownership of the Company Real Property which are not described in the Company SEC Filings.

          Section 3.8.10    There are no contracts or other obligations outstanding for the sale, exchange, encumbrance, lease or transfer of any of the Company Real Property, or any portion of it, or the businesses operated by the Company or any of the Company Subsidiaries thereon.

          Section 3.8.11    The agreement between JCC Fulton Development LLC and The Varna Group New Orleans LLC, dated April 23, 2002 (the "Fulton Street Agreement") has been terminated in accordance with its terms. There are no contracts or other obligations relating to the sale, exchange, encumbrance, use, lease or transfer of such Company Real Property that was the subject of the Fulton Street Agreement. None of the transactions that were contemplated by the Fulton Street Agreement were consummated prior to termination.

          Section 3.8.12    The Company has delivered or made available for review to Parent true and correct copies of (A) all Title Policies, together with legible copies of all underlying title exception documents referenced therein, and any updated preliminary title reports, commitments or lender's policies of title insurance in the Company's possession or control relating to the Company Real Property, and (B) all Surveys.

        Section 3.9    Title to Personal Property; Liens.

        To the Company's knowledge, the Company and each of the Company Subsidiaries has sufficiently good and valid title to, or an adequate leasehold interest in, its tangible personal properties and assets in order to allow it to conduct, and continue to conduct, its business as and where currently conducted. To the Company's knowledge, such tangible personal assets and properties are sufficiently free of liens to allow each of the Company and the Company Subsidiaries to conduct, and continue to conduct, its business as and where currently conducted and to the Company's knowledge the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements will not alter or impair such ability in any respect. To the Company's knowledge, there are no material defects in the physical condition or operability of such tangible personal assets and properties which would impair the use of such assets and properties as and where such assets and properties are currently used.

        Section 3.10    Intellectual Property.    Section 3.10 of the Company Disclosure Schedule contains a complete and accurate description of all Intellectual Property owned by the Company. To the Company's knowledge, it owns or has the defensible right to use, whether through ownership, licensing or otherwise, all Intellectual Property used in the businesses of the Company and each Company Subsidiary as such businesses are conducted on the date hereof ("Material Intellectual Property"). Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse impact on the validity or value of any Material Intellectual Property; (A) to the Company's knowledge, no claim of invalidity or conflicting ownership rights with respect to any Material Intellectual Property has been made by a third party and no such Material Intellectual Property is the subject of any pending or, to the Company's knowledge, threatened action, suit, claim, investigation, arbitration or other proceeding; (B) no person or entity has given notice to the Company or any Company Subsidiary that the use of any Material Intellectual Property by the Company, any Company Subsidiary or any licensee is infringing or has infringed any domestic or foreign patent, trademark, service mark, trade name, or copyright or design right, or that the Company, any Company Subsidiary or any licensee has misappropriated or improperly used or disclosed any trade secret, confidential information or know-how; and (C) to the Company's knowledge, the making, using, selling, manufacturing, marketing, licensing, reproduction, distribution, or publishing of any process, machine, manufacture or product related to any Material Intellectual Property, does not and will not infringe any domestic or foreign patent, trademark, service mark, trade name, copyright or other intellectual property right of any third party, and does not and will not involve the misappropriation or improper use or disclosure of any trade secrets, confidential information or know-how of any third party. None of the matters, if any, disclosed on Section 3.10 of the Company Disclosure Schedule would individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

        Section 3.11    Contracts.    Except as filed as exhibits to the Company SEC Filings filed prior to the date of this Agreement, or entered into by the Management Company (acting as an agent of the Company), or as disclosed in Section 3.11 of the Company Disclosure Schedule, none of the Company or any Company Subsidiary is a party to or bound by any contract (A) any of the benefits to any party of which will be increased, or the vesting of the benefits to any party of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or any Ancillary Agreement, or the value of any of the benefits to any party of which will be calculated on the basis of any of the transactions contemplated by this Agreement or any Ancillary Agreement, or (B) which (1) is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), (2) which involves aggregate expenditures in excess of $200,000, (3) which involves annual expenditures in excess of $50,000 and is not cancelable within one year, (4) which contains any non-compete or exclusivity provisions with respect to any line of business or geographic area with respect to the Company, any Company Subsidiary or any of the Company's current or future affiliates, or which restricts the conduct of any line of business by the Company, any Company Subsidiary or any of the Company's current or future affiliates or any geographic area in which the Company, any Company Subsidiary or any of the Company's current or future affiliates may conduct business, in each case in any material respect, (5) which relates to the borrowing of money or the incurrence of any indebtedness by the Company or any Company Subsidiary or the guarantee by the Company or any Company Subsidiary of any such obligation of any other person, (6) which involves a partnership, joint venture or limited liability or management agreement with any person, (7) which relates to or involves any merger, consolidation, business combination, share exchange, business acquisition, or the purchase, acquisition, sale or disposition of any assets of the Company or any of the Company Subsidiaries outside the ordinary course of business, (8) which relates to the Company Real Property, (9) which relates to the food and beverage services of the Company, (10) which relates to any hotel development activity, (11) which relates to construction or renovation at any Company Real Property, (12) which involves the provision of funds to any charitable or community organization which, in the aggregate, exceed $5,000, (13) which relates to the operation of the Company's casino business and which was not entered into on behalf of the Company by any Parent Subsidiary, or (14) which require or obligate the Company or any Company Subsidiary to provide funds to (other than recurring purchases of office products and supplies in the ordinary course of business), or make any investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary or any other person, (15) which would prohibit or delay the consummation of the Merger or any of the transactions contemplated by this Agreement or any Ancillary Agreement. Each contract of the type described in Section 3.11, whether or not set forth in Section 3.11 of the Company Disclosure Schedule and except those contracts entered into by the Management Company (acting as an agent of the Company), is referred to herein as a "Company Material Contract." Each Company Material Contract is valid and binding on the Company and each Company Subsidiary party thereto and, to the Company's knowledge, each other party thereto, and in full force and effect, and the Company and each Company Subsidiary has in all material respects performed all obligations required to be performed by it to date under each such Company Material Contract and, to the Company's knowledge, each other party to each Company Material Contract has performed all obligations required to be performed by it to date under such Company Material Contract, except for such failures that would not result in a Company Material Adverse Effect. None of the Company or any Company Subsidiary knows of, or has received notice of, any violation or default under (or any condition which with the passage of time or the giving of notice would cause such a violation of or default under) any Company Material Contract or any other contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to (1) prevent or delay consummation of the Merger or (2) otherwise prevents or materially delays performance by the Company of any of its obligations under this Agreement or any Ancillary Agreement. Section 3.11 of the Company Disclosure Schedule provides the Company's good faith estimate of the additional costs which will accrue to the Company under the contracts described in clause (A) of Section 3.11 as a result of the transactions contemplated by this Agreement or any Ancillary Agreement, and such estimate is, in the aggregate, accurate.

        Section 3.12    Employee Benefit Plans.

          Section 3.12.1    Section 3.12.1 of the Company Disclosure Schedule sets forth a true and complete list of each "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and any other plan, policy, program practice, agreement, understanding or arrangement (whether written or oral) providing compensation or other benefits to any current or former director, officer, employee or consultant (or to any dependent or beneficiary thereof of the Company or any ERISA Affiliate (as defined below)), which are now, or were within the past 6 years, maintained, sponsored or contributed to by the Company or any ERISA Affiliate, or under which the Company or any ERISA Affiliate has any obligation or liability, whether actual or contingent, including, without limitation, all incentive, bonus, deferred compensation, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements (each a "Company Benefit Plan"). For purposes of this Section 3.12, "ERISA Affiliate" shall mean any entity (whether or not incorporated) other than the Company that, together with the Company, is considered under common control and treated as one employer under Section 414(b), (c), (m) or (o) of the Code. Neither the Company, nor to the Company's knowledge, or any other person or entity, has any express or implied commitment, whether legally enforceable or not, to modify, change or terminate any Company Benefit Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

          With respect to each Company Benefit Plan, the Company has delivered or made available to Parent true, correct and complete copies of (A) each Company Benefit Plan (or, if not written a written summary of its material terms), including without limitation all plan documents, trust agreements, insurance contracts or other funding vehicles and all amendments thereto, (B) all summaries and summary plan descriptions, including any summary of material modifications (C) the most recent annual reports (Form 5500 series) filed with the IRS with respect to such Company Benefit Plan (and, if the most recent annual report is a Form 5500R, the most recent Form 5500C filed with respect to such Company Benefit Plan), (D) the most recent actuarial report or other financial statement relating to such Company Benefit Plan, (E) the most recent determination or opinion letter, if any, issued by the IRS with respect to any Company Benefit Plan and any pending request for such a determination letter, (F) the most recent nondiscrimination tests performed under the Code (including 401(k) and 401(m) tests) for each Company Benefit Plan, (G) all filings made with any Governmental Entities, including but not limited any filings under the Voluntary Compliance Resolution or Closing Agreement Program or the Department of Labor Delinquent Filer Program.

          Section 3.12.2    Each Company Benefit Plan has been administered in all material respects in accordance with its terms and all applicable Laws, including ERISA and the Code, and contributions required to be made under the terms of any of the Company Benefit Plans as of the date of this Agreement have been timely made or, if not yet due, have been properly reflected on the most recent consolidated balance sheet filed or incorporated by reference in the Company SEC Filings prior to the date of this Agreement. With respect to the Company Benefit Plans, no event has occurred and, to the Company's knowledge, there exists no condition or set of circumstances in connection with which the Company could be subject to any material liability (other than for routine benefit liabilities) under the terms of, or with respect to, such Company Benefit Plans, ERISA, the Code or any other applicable Law.

          Section 3.12.3    Except as disclosed on Section 3.12.3 of the Company Disclosure Schedule: (A) to the Company's knowledge each Company Benefit Plan which is intended to qualify under Section 401(a), Section 401(k), Section 401(m) or Section 4975(e)(6) of the Code has either received a favorable determination letter from the IRS as to its qualified status or the remedial amendment period for such Company Benefit Plan has not yet expired, and each trust established in connection with any Company Benefit Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code is so exempt, and to the Company's knowledge no fact or event has occurred that could adversely affect the qualified status of any such Company Benefit Plan or the exempt status of any such trust, (B) to the Company's knowledge there has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code, other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Company Benefit Plan that could result in liability to the Company or a Company ERISA Affiliate, (C) no suit, administrative proceeding, action or other litigation has been brought, or to the Company's knowledge is threatened, against or with respect to any such Company Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor (other than routine benefits claims), (D) no Company Benefit Plan is a multiemployer pension plan (as defined in Section 3(37) of ERISA) ("Multiemployer Plan") or other pension plan subject to Title IV of ERISA and neither the Company nor any ERISA Affiliate has sponsored or contributed to or been required to contribute to a Multiemployer Plan or other pension plan subject to Title IV of ERISA, (E) no material liability under Title IV of ERISA has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to the Company or any Company ERISA Affiliate of incurring or being subject (whether primarily, jointly or secondarily) to a material liability thereunder, (F) none of the assets of the Company or any Company ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under ERISA or Section 412(n) of the Code, (G) neither the

  Company nor any ERISA Affiliate has any liability under ERISA Section 502, and (H) all Tax, annual reporting and other governmental filings required by ERISA and the Code have been timely filed with the appropriate Governmental Entity and all notices and disclosures have been timely provided to participants.

          Section 3.12.4    Except as set forth on Section 3.12.4 of the Company Disclosure Schedule, no amount that could be received (whether in cash or property or the vesting of property) as a result of the consummation of the transactions contemplated by this Agreement or any Ancillary Agreement by any employee, officer or director of the Company or any Company Subsidiary who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation Section 1.280G-1) under any Company Benefit Plan could be characterized as an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code). Set forth in Section 3.12.4 of the Company Disclosure Schedule is (A) the estimated maximum amount that could be paid to any disqualified individual as a result of the transactions contemplated by this Agreement under all employment, severance and termination agreements, other compensation arrangements and Company Benefit Plans currently in effect, and (B) the "base amount" (as defined in Section 280G(b)(e) of the Code) for each such individual as of the date of this Agreement.

          Section 3.12.5    Except as required by Law, no Company Benefit Plan provides any of the following retiree or post-employment benefits to any person: medical, disability or life insurance benefits. No Company Benefit Plan is a voluntary employee benefit association under Section 501(a)(9) of the Code. The Company and each ERISA Affiliates are in material compliance with (A) the requirements of the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended and the regulations (including proposed regulations) thereunder and any similar state law and (B) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations (including the proposed regulations) thereunder.

          Section 3.12.6    Neither the Company nor any of the Company Subsidiaries maintains, sponsors, contributes or has any liability with respect to any employee benefit plan program or arrangement that provides benefits to non-resident aliens with no U.S. source income outside of the United States.

          Section 3.12.7    There are no pending or threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted against any Company Benefit Plan, any fiduciaries thereof with respect to their duties to the Company Benefit Plans or the assets of any of the trusts thereunder which could reasonably be expected to result in any material liability of the Company or any Company Subsidiary to the PBGC, the Department of Treasury, the Department of Labor or any Multiemployer Plan.

        Section 3.13    Labor and Other Employment Matters.

          Section 3.13.1    Except as would not reasonably be expected to have a Company Material Adverse Effect, and except as to employees of the Company and the Company Subsidiaries whose compensation is administered by the Management Company, neither the Company, nor any Company Subsidiary is delinquent in payments to any of its employees or any other person for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it or amounts required to be reimbursed to such employees. Except as would not reasonably be expected to have a Company Material Adverse Effect, and except as to employees of the Company and the Company Subsidiaries whose compensation is administered by the Management Company, the Company and the Company Subsidiaries are in compliance with all applicable material Laws respecting labor, employment, fair employment practices, terms and conditions of employment, workers' compensation, occupational safety, plant closings, and wages and hours. Except as to employees of the Company and the Company Subsidiaries whose compensation is administered by the Management Company, the Company and the Company Subsidiaries has withheld all amounts required by Law or by agreement to be withheld from the wages, salaries, and other payments to employees or any other person, and is not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing. Except as would not reasonably be expected to have a Company Material Adverse Effect, and except as to employees of the Company and the Company Subsidiaries whose compensation is administered by the Management Company, neither the Company nor any Company Subsidiary is liable for any payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the ordinary course of business and consistent with past practice). Except those contracts entered into by the Management Company (acting as an agent of the Company), none of the Company or any Company Subsidiary is a party to any collective bargaining or other labor union contract applicable to persons employed by the Company or any Company Subsidiary, and no collective bargaining agreement or other labor union contract is being negotiated by Company or any Company Subsidiary. Except as to employees of the Company and the Company Subsidiaries whose employment is administered by the Management Company, there is no labor dispute, strike, slowdown or work stoppage against the Company or any Company Subsidiary pending or, to the Company's knowledge, threatened which may interfere in any respect with the respective business activities of the Company or any Company Subsidiary. Except as to employees of the Company and the Company Subsidiaries whose terms and conditions of employment are determined by the Management Company, no labor union or similar organization has otherwise been certified or recognized to represent any persons employed by the Company or any Company Subsidiary or has applied to represent such employees or is attempting to organize so as to represent such employees.

          Section 3.13.2    To the Company's knowledge, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and except for that which written notice has been delivered or provided by the Company to the Management Company, (A) none of the Company, any Company Subsidiary or their respective representatives or employees has committed any unfair labor practices in connection with the operation of the respective businesses of the Company or any Company Subsidiary, and there is no charge or complaint against the Company or any Company Subsidiary by the National Labor Relations Board or any comparable state or foreign agency pending or, to the Company's knowledge, threatened, except where such unfair labor practice, charge or complaint would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; (B) there are no material pending claims against the Company or any Company Subsidiary under any workers' compensation plan or policy or for long term disability; (C) there are no material controversies pending or, to the Company's knowledge, threatened, between the Company and any of its respective current or former employees, which controversies have or could reasonably be expected to result in an action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity; (D) no employees of the Company or any Company Subsidiary are in any material respect in violation of any term of any employment contract, non-disclosure agreement, noncompetition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company or any Company Subsidiary because of the nature of the business conducted or presently proposed to be conducted by the Company or any Company Subsidiary or to the use of trade secrets or proprietary information of others; (E) no employees of the Company or any Company Subsidiary have given notice to the Company or any Company Subsidiary, nor is the Company or any Company Subsidiary otherwise aware, that any such employee intends to terminate his or her employment with the Company or any Company Subsidiary.

          Section 3.13.3    Except with respect to those employees whose compensation is administered by the Management Company, the Company has identified in Section 3.13.3 of the Company Disclosure Schedule and has made available to Parent true and complete copies of (A) all severance and employment agreements with directors, officers or employees of or consultants to the Company or any Company Subsidiary; (B) all severance programs and policies of the Company and each Company Subsidiary with or relating to its employees; and (C) all plans, programs, agreements and other arrangements of the Company and each Company Subsidiary with or relating to its directors, officers, employees or consultants which contain change in control provisions. Neither the execution and delivery of this Agreement or any Ancillary Agreement nor the consummation of the transactions contemplated hereby or thereby will (either alone or in conjunction with any other event, such as termination of employment) (A) result in any payment (including, without limitation, severance, unemployment compensation, parachute or otherwise) becoming due to any director, officer or any employee of the Company or any Company Subsidiary or affiliate from the Company or any Company Subsidiary or affiliate under any Company Benefit Plan or otherwise, (B) increase any benefits otherwise payable under any Company Benefit Plan or (C) result in any acceleration of the time of payment or vesting of any benefits. No individual who is a party to an employment agreement listed in Section 3.13.3 of the Company Disclosure Schedule or any agreement incorporating change in control provisions with the Company has terminated employment or been terminated, nor has any event occurred that could give rise to a termination event, in either case under circumstances that have given, or could give, rise to a severance obligation on the part of the Company under such agreement. Section 3.13.3 of the Company Disclosure Schedule sets forth the Company's best estimates of the amounts payable to the executives and other persons listed therein, as a result of the transactions contemplated by this Agreement, any Ancillary Agreement and/or any subsequent employment termination (including any cash-out or acceleration of options and restricted stock and any "gross-up" payments with respect to any of the foregoing), based on compensation data applicable as of the date of the Company Disclosure Schedule and the assumptions stated thereon.

        Section 3.14    Litigation.    Except as and to the extent set forth in Company SEC Filings filed prior to the date of this Agreement or with respect to such matters which are controlled by the Management Company, (A) there is no suit, claim, action, proceeding or investigation pending or, to the Company's knowledge, threatened against the Company or any Company Subsidiary or for which the Company or any Company Subsidiary is obligated to indemnify a third party that (1) has had or would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or (2) challenges the validity or propriety, or seeks to prevent or delay consummation of, the Merger or any other transaction contemplated by this Agreement or any Ancillary Agreement and (B) neither the Company nor any Company Subsidiary is subject to any outstanding order, writ, injunction, decree or arbitration ruling, award or other finding which has had or would, individually or in the aggregate, reasonably be expected to (1) prevent or delay consummation of the Merger, (2) otherwise prevent or delay performance by the Company of any of its obligations under this Agreement or any Ancillary Agreement or (3) result in a Company Material Adverse Effect.

        Section 3.15    Environmental Matters.    Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

          Section 3.15.1    The Company and each Company Subsidiary (A) is in compliance with all, and is not subject to any liability, in each case with respect to any, applicable Environmental Laws, (B) holds or has applied for all Environmental Permits necessary to conduct their current operations and (C) is in compliance with their respective Environmental Permits.

          Section 3.15.2    Neither the Company nor any Company Subsidiary has received any written notice, demand, letter, claim or request for information alleging that the Company or any Company Subsidiary may be in violation of, or liable under, any Environmental Law.

          Section 3.15.3    Neither the Company nor any Company Subsidiary (A) has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials and, to the Company's knowledge, no investigation, litigation or other proceeding is pending or threatened in writing with respect thereto, or (B) is an indemnitor in connection with any claim threatened or asserted in writing by any third-party indemnitee for any liability under any Environmental Law or relating to any Hazardous Materials.

          Section 3.15.4    None of the real property owned or leased by the Company or any Company Subsidiary is listed or, to the Company's knowledge, proposed for listing on the "National Priorities List" under CERCLA, or any similar state or foreign list of sites requiring investigation or cleanup.

          Section 3.15.5    The Company has provided true and correct copies of all reports, studies and other documentation regarding any applicable environmental laws, environmental permits and hazardous materials to the Parent, included but not limited to, phase one environmental site assessments and phase two environmental studies.

        Section 3.16    Insurance.    The Company maintains or causes the Management Company to maintain insurance coverage with reputable insurers, or maintains self-insurance practices, in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of the Company.

        Section 3.17    Opinion of Financial Advisors.    Houlihan Lokey Howard & Zukin (the "Company Financial Advisor") has delivered to the Special Committee and to the Company Board its written opinion that the Merger Consideration is fair from a financial point of view to the holders of Company Common Stock (other than Parent and any Parent Subsidiary).

        Section 3.18    Vote Required.    The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock is the only vote, if any, of the holders of any class or series of capital stock or other Equity Interests of the Company necessary to approve this Agreement, the Ancillary Agreements, the Merger and the other transactions contemplated hereby and thereby (the "Requisite Stockholder Approval").

        Section 3.19    Permits; Compliance with Gaming Laws.

          Section 3.19.1    To the Company's knowledge, and except for such matters for which the Management Company has sole responsibility pursuant to the Management Agreement, each of the Company and the Company Subsidiaries, and each of their respective directors, officers, persons performing management functions similar to officers and, to the Company's knowledge, partners, is in possession of all permits, registrations, findings of suitability, licenses, variances, exemptions, certificates of occupancy, orders and approvals of all Governmental Entities (including but not limited to all authorizations under the Company Gaming Laws), necessary for the Company and the Company Subsidiaries to own, lease and operate its properties and to conduct the business and operations of the Company and the Company Subsidiaries in the manner described in the Company SEC Filings filed prior to the date hereof and as it is being conducted as of the date hereof (the "Company Permits"), and all of such Company Permits are valid, and in full force and effect, except for where the failure to have, or the suspension or cancellation of, or failure to be valid or in full force and effect of, any of the Company Permits would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect and no event has occurred which permits, or upon the giving of notice or passage of time or both would permit, revocation, non-renewal, modification, suspension, limitation or termination of any Company Permit that currently is in effect the loss of which either individually or in the aggregate would be reasonably expected to have a Company Material Adverse Effect. To the Company's knowledge, each of the Company and the Company Subsidiaries, and each of their respective directors, officers, persons performing management functions similar to officers and, partners, are in compliance with the terms of the Company Permits, except for such failures to comply, which individually or in the aggregate, would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Except as disclosed in the Company SEC Filings filed prior to the date of this Agreement, to the Company's knowledge, none of the Company, the Company Subsidiaries or the businesses of the Company and the Company Subsidiaries are being conducted in violation or default of or in conflict with (A) any Law, ordinance or regulation of any Governmental Entity (including, without limitation, any Company Gaming Laws), (B) any Law applicable to the Company or any Company Subsidiary or by which any property or asset of any Company Subsidiary is bound or affected or (C) any Company Permit, except for possible violations, conflicts or defaults which individually or in the aggregate do not and would not be reasonably expected to have a Company Material Adverse Effect. The Company has received no notice of any investigation or review by any Governmental Entity with respect to the Company or any of the Company Subsidiaries that is pending, and, to the Company's knowledge, no investigation or review is threatened, nor has any Governmental Entity indicated any intention to conduct the same, other than those the outcome of which would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

          Section 3.19.2    Except as disclosed in Section 3.19.2 of the Company Disclosure Schedule and except those received by the Management Company, neither the Company nor any of the Company Subsidiaries, nor any of their respective directors, officers, key employees or persons performing management functions similar to officers or, to the Company's knowledge, partners of the Company or any of the Company Subsidiaries has received any claim, demand, notice, complaint, court order or administrative order from any Governmental Entity since March 29, 2001 under, or relating to any violation or possible violation of any Company Gaming Laws, except for such possible violations which would not, individually or in the aggregate, have a Company Material Adverse Effect. To the Company's knowledge, there are no facts unknown to the executive officers of the Management Company, which if known to the regulators under the Company Gaming Laws would be reasonably expected to result in the revocation, limitation or suspension of a Company Permit, finding of suitability, registration, or approval of it, any Company Subsidiary, or of any officer, director, key employees or other person performing management functions similar to an officer or partner, under any Company Gaming Laws. To the Company's knowledge, neither the Company nor any of the Company Subsidiaries has suffered a suspension or revocation of any Company Permit held under the Company Gaming Laws.

        Section 3.20    Disclosure Documents.    (A) The Proxy Statement, as supplemented or amended, if applicable, at the time such Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company, at the time such stockholders vote on adoption of this Agreement, and at the Effective Time and (B) the Schedule 13E-3 and any Other Filings or any supplement or amendment thereto, at the time of the filing thereof and at the time of any distribution or dissemination thereof, in each case, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 3.20 will not apply to statements or omissions included in the Proxy Statement or any Other Filings based upon information furnished in writing to the Company by Parent, the Management Company or Merger Sub specifically for use therein.

        Section 3.21    Brokers.    No broker, finder or investment banker (other than the Company Financial Advisor) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company or any Company Subsidiary. The Company has heretofore made available to Parent a true and complete copy of all agreements between the Company and the Company Financial Advisor pursuant to which such firm would be entitled to any payment relating to the Merger or any other transaction contemplated by this Agreement or any Ancillary Agreement.

Article 4.
Representations and Warranties of Parent and Merger Sub

        Except as set forth in the Disclosure Schedule delivered by Parent and Merger Sub to the Company prior to the execution of this Agreement (the "Parent Disclosure Schedule"), which shall identify exceptions by specific Section references, Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

        Section 4.1    Organization and Qualification; Subsidiaries.    Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of Parent and Merger Sub is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

        Section 4.2    Authority; No Conflict.

          Section 4.2.1    Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement and each Ancillary Agreement to be consummated by it. The execution and delivery of this Agreement and each Ancillary Agreement to which it is a party by each of Parent and Merger Sub, as applicable, and the consummation by Parent and Merger Sub of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action (including approval by Parent as the sole stockholder of the Merger Sub) and no other corporate proceedings on the part of Parent and Merger Sub and no other stockholder votes are necessary to authorize this Agreement or any such Ancillary Agreement or to consummate the transactions contemplated hereby or thereby. This Agreement and each Ancillary Agreement to which Parent or the Merger Sub is a party have been duly authorized and validly executed and delivered by Parent and Merger Sub, as applicable, and constitute a legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with their terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          Section 4.2.2    The execution and delivery of this Agreement and each Ancillary Agreement to which it is a party by Parent or Merger Sub does not, and the performance of this Agreement and each Ancillary Agreement to which it is a party by the Parent and Merger Sub will not, (A) conflict with or violate any provision of the Parent Certificate or Parent By-laws or any equivalent organizational documents of Merger Sub, or (B) require any consent or approval under, result in any breach of or any loss of any benefit under, or constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Parent or any Parent Subsidiary pursuant to, any note, bond, mortgage, indenture, material agreement, material lease or material license, to which Parent is a party, except in any such case for any matters described in Section 4.2.2(B) above that would not be reasonably likely to prevent Parent or Merger Sub from performing its obligations under this Agreement or any Ancillary Agreement (to which Parent or Merger Sub is a party) in all material respects.

        Section 4.3    Ownership of Merger Sub; No Prior Activities.

          Section 4.3.1    Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement.

          Section 4.3.2    Parent has delivered to the Company a true and correct copy of the organizational documents of Merger Sub.

          Section 4.3.3    Except for obligations or liabilities incurred in connection with its incorporation or organization and the transactions contemplated by this Agreement and each Ancillary Agreement, Merger Sub has not and will not have incurred, directly or indirectly, through any subsidiary or affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any person.

        Section 4.4    Brokers.    No broker, finder or investment banker (other than Bear Stearns & Co., Inc., Parent's financial advisor) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of Parent or any Parent Subsidiary.

Article 5.
Additional Agreements

        Section 5.1    Conduct of Business by the Company Pending the Effective Time.    The Company shall conduct its business in the ordinary course consistent with past practice. Furthermore, the Company expressly agrees and undertakes that, between the date of this Agreement and the Effective Time, except as set forth in Section 5.1 of the Company Disclosure Schedule or as specifically permitted by any other provision of this Agreement, unless Parent shall otherwise agree in writing: the Company will, and will cause each Company Subsidiary to, (A) subject to the restrictions set forth in this Section 5.1, conduct its operations only in the ordinary and usual course of business consistent with past practice and in substantially the same manner as heretofore conducted and in compliance in all material respects with all applicable Laws, ordinances, rules and regulations of any Governmental Entity, (B) pay debts and Taxes when due subject to good faith disputes over such debts or Taxes, (C) pay or perform other material obligations when due subject to good faith disputes over such obligations, (D) use its reasonable best efforts to preserve substantially intact the business organization of the Company and the Company Subsidiaries, and to preserve the current relationships of the Company and each Company Subsidiary with such of the customers, suppliers and other persons with which the Company or any Company Subsidiary has significant business relations, with the intention that its goodwill and ongoing business will be unimpaired at the Effective Time, (E) maintain its books, accounts and records in its usual manner consistent with past practices, (F) maintain and keep its properties and equipment in good repair, working order and condition (except ordinary wear and tear) and (G) notify Parent in writing of any material event involving its or any of the Company Subsidiaries' business or operations promptly upon its occurrence. Notwithstanding the foregoing, nothing in this Section 5.1 shall prohibit, prevent or otherwise restrict the ability or the obligations of the Management Company to take any action, to manage the Company's casino business or to otherwise fulfill its obligations under the Management Agreement. Without limiting the foregoing, and as an extension thereof, except as specifically permitted by any other provision of this Agreement and except as set forth in Section 5.1 of the Company Disclosure Schedule, the Company shall not (unless required by applicable Law or the regulations or requirements of any stock exchange or regulatory organization applicable to the Company), and shall not permit any Company Subsidiary to, between the date of this Agreement and the Effective Time, directly or indirectly, do, or agree to do or authorize or enter into a contract, agreement or otherwise make a commitment to do, any of the following without the prior written consent of Parent:

          Section 5.1.1    amend or otherwise change its certificate of incorporation or By-laws or equivalent organizational documents;

          Section 5.1.2    (A) issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, or encumbrance of any shares of capital stock of, or other Equity Interests in, the Company or any Company Subsidiary of any class, or securities convertible or exchangeable or exercisable for any shares of such capital stock or other Equity Interests, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or other Equity Interests or such convertible or exchangeable securities, or any other ownership interest (including, without limitation, any such interest represented by contract right) or "phantom" stock, "phantom" stock rights, stock appreciation rights or stock based performance units, of the Company or any Company Subsidiary, other than the issuance of shares of Company Common Stock upon the exercise of Company Options outstanding as of the date hereof in accordance with their terms or (B) sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, including by operation of Law or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, any material property or assets (including Intellectual Property and Company Real Property) of the Company or any Company Subsidiary, except pursuant to existing contracts or commitments or the sale or purchase of goods in the ordinary course of business consistent with past practice;

          Section 5.1.3    declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock or enter into any agreement with respect to the voting of its capital stock;

          Section 5.1.4    reclassify, combine, split, exchange, recapitalize, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, other Equity Interests or other securities;

          Section 5.1.5    (i) (A) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any person or any division thereof or any assets, (B) enter into any joint ventures, strategic alliances or partnerships (other than as may be entered into by the Management Company on behalf of the Company or the Company Subsidiaries pursuant to the Management Agreement), or (C) otherwise enter into any other contracts, agreements, transactions or understandings which, in the aggregate, involve expenditures in excess of $50,000 or otherwise are not cancelable within one year, (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person for borrowed money, or enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any derivative contracts or make investments in marketable securities, (iii) terminate, cancel, amend or request any material change in, or agree to any material change in, any Company Material Contract, (iv) enter into (A) any licensing, distribution, marketing, reseller, merchant services, advertising, sponsorship or other similar agreement other than in the ordinary course of business consistent with past practice, (B) any contracts, agreements, or obligations granting any non-competition, exclusive distribution or other exclusive rights, (C) any contracts, agreements or obligations with affiliates of the Company or any Company Subsidiary (other than Parent or any Parent Subsidiary), regardless of whether such transaction may otherwise be in accordance with any other provision of this Agreement or (D) any contract, agreement or obligation with any of the Company's officers, directors or employees, (E) any contracts that would have been Company Material Contracts if they had been entered into prior to the date hereof, (F) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this Section 5.1 or (G) make or authorize any capital expenditures, or (v) terminate, cancel, amend or request any change in or agree to any change in, or otherwise take any action with respect to, the Management Agreement;

          Section 5.1.6    make any payments to non-employee service providers, including without limitation attorneys, accountants, architects and consultants, in excess of $10,000 individually, or $25,000 in the aggregate.

          Section 5.1.7    transfer or license to any person or otherwise extend, amend or modify in any material respect any rights to the Company's Intellectual Property;

          Section 5.1.8    except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the date of this Agreement as disclosed in Section 3.12.1 of the Company Disclosure Schedule: (A) increase the compensation or benefits payable or to become payable to any of its directors, officers or employees, (B) grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any Company Subsidiary, (C) establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable Law, ordinance, rule or regulation of any Governmental Entity or the terms of a collective bargaining agreement in existence on the date of this Agreement, (D) take any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Benefit Plan or pay any benefit not required by any Company Benefit Plan or (E) change in any material respect any management policies or procedures;

          Section 5.1.9    (A) pre-pay any debt or pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), except as may be required in any existing credit agreement between the Company and Company Subsidiaries and any other person or in the ordinary course of business consistent with past practice and in accordance with their terms, (B) accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice, (C) delay or accelerate payment of any account payable or other obligation or liability in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice, or (D) vary the Company's inventory practices in any material respect from the Company's past practices;

          Section 5.1.10    fail to maintain its existing insurance coverage of all types in effect or, in the event any such coverage shall be terminated or lapse, procure substantially similar substitute insurance policies which in all material respects provide coverage in at least such amounts and insure against such risks as are currently covered by such policies;

          Section 5.1.11    make any change in accounting policies or procedures, other than in the ordinary course of business consistent with past practice or except as required by GAAP or by a Governmental Entity;

          Section 5.1.12    initiate, waive, release, assign, settle or compromise any contingent claims, suit, proceedings, investigations, actions, or any litigation or arbitration;

          Section 5.1.13    make or rescind any express or deemed election relating to Taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, or except as may be required by applicable law, make any change to any of its material methods of reporting income or deductions for Federal income tax purposes from those employed in the preparation of its Federal income Tax Return for any taxable year ending after December 31, 1998;

          Section 5.1.14    modify, amend or terminate, or waive, release or assign any rights or claims with respect to any confidentiality or standstill agreement to which the Company or any Company Subsidiary is a party;

          Section 5.1.15    write up, write down or write off the book value of any assets;

          Section 5.1.16    take any action to exempt or make not subject to (A) the provisions of Section 203 of the DGCL or, (B) any other state takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares, any person or entity (other than Parent, Merger Sub and any Parent Subsidiary) or any action taken thereby, which person, entity or action would have otherwise been subject to the restrictive provisions thereof and not exempt therefrom;

          Section 5.1.17    form any Subsidiary;

          Section 5.1.18    pledge, commit or provide funds to any charitable or community organization;

          Section 5.1.19    dissolve, liquidate or otherwise terminate the existence in good standing of the Company or any Company Subsidiary under applicable law;

          Section 5.1.20    take any action with respect to the Company's food and beverage services, parking facilities and services, any hotel development activities, the second floor of the Company's casino facilities, the Company Real Property located on Fulton Street, or facilities of the Company or any Company Subsidiary;

          Section 5.1.21    except as permitted by Section 5.6.1, take any action that is intended or would reasonably be expected to result in any of the conditions to the Merger set forth in Article 6 not being satisfied; or

          Section 5.1.22    authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

        Notwithstanding the foregoing, no action or inaction by the Management Company, except for such action and inaction directed by the Company or any Company Subsidiary, shall constitute a breach or violation by the Company of this Section 5.1.

        Section 5.2    Cooperation.    The Company and Parent shall coordinate and cooperate in connection with (A) the preparation of the Proxy Statement, the Schedule 13E-3 and any Other Filings, (B) determining whether any action by or in respect of, or filing with, any Governmental Entity is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any Company Material Contracts, in connection with the consummation of the Merger and (C) seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Proxy Statement, the Schedule 13E-3 or any Other Filings and timely seeking to obtain any such actions, consents, approvals or waivers.

        Section 5.3    Proxy Statement and Schedule 13E-3.

          Section 5.3.1    As promptly as practicable after the execution of this Agreement, the Company and Parent shall cooperate and promptly prepare and file with the SEC a proxy statement relating to the meeting of the Company's stockholders to be held in connection with the Merger (together with any amendments thereof or supplements thereto, the "Proxy Statement") and a joint Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") with respect to the

  Merger and any Other Filings, if any. The respective parties shall cause the Proxy Statement and the Schedule 13E-3 to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder, including Regulation 14A and Rule 13e-3. The respective parties, after consultation with the other, will use all reasonable efforts to respond to any comments made by the SEC with respect to the Proxy Statement, any Other Filings and the Schedule 13E-3. Parent and the Company shall furnish to each other all information concerning it and the holders of its capital stock as the other may reasonably request in connection with such actions and the preparation of the Proxy Statement, any Other Filings and the Schedule 13E-3. As promptly as practicable after the clearance of the Proxy Statement and the Schedule 13E-3 by the SEC, the Company shall mail the Proxy Statement to its stockholders (or, if the SEC chooses not to review the Proxy Statement and the Schedule 13E-3, within 10 days after the date that the SEC notifies the Company that it will not review the Proxy Statement). The Proxy Statement shall include the recommendation of the Company Board that adoption of the Merger Agreement by the Company's stockholders is advisable and that the Company Board has determined that the Merger is fair and in the best interests of the Company's stockholders.

          No amendment or supplement (other than pursuant to Section 425 of the Securities Act with respect to releases made in compliance with Section 5.9) to the Proxy Statement, the Schedule 13E-3 or any Other Filings will be made by the Company without the approval of Parent. The Company will advise Parent, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement or any Other Filings or comments thereon and responses thereto or requests by the SEC for additional information.

          Section 5.3.2    Each of the parties agrees to use its best efforts to cooperate and to provide each other with such information as any of such parties may reasonably request in connection with the preparation of the Proxy Statement, the Other Filings and the Schedule 13E-3. Each party agrees promptly to supplement, update and correct any information provided by it for use in the Proxy Statement, the Other Filings and the Schedule 13E-3 if and to the extent that it is of shall have become incomplete, false or misleading. If at any time prior to the Effective Time, any event or circumstance relating to Parent or Parent Subsidiary or the respective officers and directors, should be discovered by Parent which should be set forth in an amendment to the Proxy Statement, Other Filings or Schedule 13E-3, Parent shall promptly inform the Company. If at any time prior to the Effective Time, any event or circumstance relating to the Company or any Company Subsidiary, or their respective officers or directors, should be discovered by the Company which should be set forth in an amendment or a supplement to the Proxy Statement, any Other Filing or the Schedule 13E-3, the Company shall promptly inform Parent. All documents that the Company is responsible for filing in connection with the transactions contemplated herein will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act, the rules and regulations, thereunder and other applicable Laws.

        Section 5.4    Stockholders' Meetings.    In accordance with the Company's Certificate of Incorporation and By-Laws, the Company shall call and hold a meeting of its stockholders (the "Company Stockholders' Meeting") as promptly as practicable for the purpose of voting upon the approval of the Merger, and the Company shall use its best efforts to hold the Company Stockholders' Meeting as promptly as practicable after the date on which the Proxy Statement is cleared by the SEC.

        Section 5.5    Access to Information; Confidentiality.    From the date of this Agreement to the Effective Time, the Company shall, and shall cause each Company Subsidiary and each of their respective directors, officers, employees, accountants, consultants, legal counsel, advisors, and agents and other representatives (collectively, "Company Representatives") to: (A) provide to Parent and Merger Sub and their respective officers, directors, employees, accountants, consultants, legal counsel, advisors, agents and other representatives (collectively, "Parent Representatives')) access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of such party and its subsidiaries and to the books and records thereof and (B) furnish promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of such party and its subsidiaries as the Parent or the Parent Representatives may reasonably request. No investigation conducted pursuant to this Section 5.5 shall affect or be deemed to modify or limit any representation or warranty made in this Agreement.

        Section 5.6    No Solicitation of Transactions.

          Section 5.6.1    None of the Company or any Company Subsidiary shall, directly or indirectly, take (and the Company shall not authorize or permit the Company Representatives or, to the extent within the Company's control, other affiliates to take) any action to (A) encourage (including by way of furnishing non-public information), solicit, initiate or facilitate any Acquisition Proposal, (B) enter into any agreement with respect to any Acquisition Proposal or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transaction contemplated by this Agreement or (C) participate in any way in discussions or negotiations with, or furnish any information to, any person in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal; provided, however, that prior to the Company receiving the Requisite Stockholder Approval, this Section 5.6 shall not prohibit the Company from furnishing nonpublic information regarding the Company or any Company Subsidiary to a person making an unsolicited Qualifying Acquisition Proposal submitted to the Company by such person (and not withdrawn) if (i) neither the Company nor any Representative of any of the Company or any Company Subsidiary shall have violated the provisions of this Section 5.6, and (ii) the Company Board concludes in good faith by majority vote of those directors entitled to vote thereon, after having taken into account the advice of the Special Committee and upon receiving the opinion of its outside legal counsel, that such action is necessary for the Company Board to comply with its fiduciary obligations to the Company's stockholders.

          For purposes of this Section 5.6.1, a "Qualifying Acquisition Proposal" shall mean an offer to purchase for cash, at a price per share of at least 115% of the Merger Consideration, all outstanding capital stock of the Company from a person that has demonstrated (to the satisfaction of all Non-HET Nominated Directors and Non-HET Affiliated Directors, as such terms are defined in the Company Certificate) the financial ability to consummate such a purchase.

          Section 5.6.2    The Company shall, as promptly as practicable (and in no event later than 24 hours after receipt thereof), advise Parent of any inquiry received by it relating to any potential Acquisition Proposal and of the material terms of any proposal or inquiry, including the identity of the person and its affiliates making the same, that it may receive in respect of any such potential Acquisition Proposal, or of any information requested from it or of any negotiations or discussions being sought to be initiated with it, shall furnish to Parent a copy of any such proposal or inquiry, if it is in writing, or a written summary of any such proposal or inquiry, if it is not in writing and shall keep Parent fully informed on a prompt basis with respect to any developments with respect to the foregoing.

          Section 5.6.3    Neither the Company Board nor any committee thereof, including the Special Committee, shall (A) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Parent, the approval or recommendation by the Company Board or such committee of the adoption and approval of the Merger and the matters to be considered at the Company Stockholders' Meeting, (B) other than the Merger, approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal, or (C) other than the Merger, cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal.

        Section 5.7    Appropriate Action; Consents; Filings.

          Section 5.7.1    The Company and Parent shall use their reasonable best efforts to (A) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under any applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement and each Ancillary Agreement as promptly as practicable, (B) obtain from any Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Parent or the Company or any of their respective Subsidiaries, or to avoid any action or proceeding by any Governmental Entity (including, without limitation, those in connection with the Company Gaming Laws), in connection with the authorization, execution and delivery of this Agreement and each Ancillary Agreement and the consummation of the transactions contemplated herein and therein, including, without limitation, the Merger, and (C) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and each Ancillary Agreement and the Merger required under (w) the Exchange Act, and any other applicable federal or state securities Laws, (x) Company Gaming Laws, and (z) any other applicable Law; provided, that Parent and the Company shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith and, provided, however, that nothing in this Section 5.7.1 shall require Parent to agree to (AA) the imposition of conditions, (BB) the requirement of divestiture of assets or property or (CC) the requirement of expenditure of money by Parent or the Company to a third party in exchange for any such consent. The Company and Parent shall furnish to each other all information required for any application or other filing under the rules and regulations of any applicable Law (including all information required to be included in the Proxy Statement and the Schedule 13E-3) in connection with the transactions contemplated by this Agreement and each Ancillary Agreement.

          Section 5.7.2    The Company and Parent shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, all reasonable efforts to obtain any third party consents, (A) necessary, proper or advisable to consummate the transactions contemplated in this Agreement and each Ancillary Agreement, (B) required to be disclosed in the Company Disclosure Schedule or the Parent Disclosure Schedule, as applicable, (C) required to prevent a Company Material Adverse Effect from occurring prior to or after the Effective Time or a Parent Material Adverse Effect from occurring after the Effective Time, or (D) otherwise referenced in Section 6.2.3. In the event that either party shall fail to obtain any third party consent described in the first sentence of this Section 5.7.2, such party shall use all reasonable efforts, and shall take any such actions reasonably requested by the other party hereto, to minimize any adverse effect upon the Company and Parent, their respective Subsidiaries, and their respective businesses resulting, or which could reasonably be expected to result after the Effective Time, from the failure to obtain such consent.

          Section 5.7.3    From the date of this Agreement until the Effective Time, the Company shall promptly notify Parent in writing of any pending or, to the Company's knowledge, threatened action, suit, arbitration or other proceeding or investigation by any Governmental Entity or any other person (A) challenging or seeking damages in connection with the Merger or the conversion of Company Common Stock into the Merger Consideration pursuant to the Merger or (B) seeking to restrain or prohibit the consummation of the Merger or otherwise limit the right of Parent or any Parent Subsidiary to own or operate all or any portion of the businesses or assets of the Company or any Company Subsidiary.

        Section 5.8    Certain Notices.    From and after the date of this Agreement until the Effective Time, each party hereto shall promptly notify the other party hereto of (A) the occurrence, or non-occurrence, of any event that would be likely to cause any condition to the obligations of any party to effect the Merger and the other transactions contemplated by this Agreement or any Ancillary Agreement not to be satisfied or (B) the failure of the Company or Parent, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement or any Ancillary Agreement which would reasonably be expected to result in any condition to the obligations of any party to effect the Merger and the other transactions contemplated by this Agreement or any Ancillary Agreement not to be satisfied; provided, however, that the delivery of any notice pursuant to this Section 5.8 shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement or otherwise limit or affect the remedies available hereunder to the party receiving such notice.

        Section 5.9    Public Announcements.    Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger and shall not issue any such press release or make any such public statement prior to such consultation. Parent and the Company agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form attached hereto as Annex C.

        Section 5.10    Employee Benefit Matters.    With respect to any "employee benefit plan" as defined in Section 3(3) of ERISA maintained by Parent or any Parent Subsidiary (collectively, the "Parent Benefit Plans") in which any director, officer or employee of the Company or any Company Subsidiary (the "Company Employees") will participate effective as of the Effective Time, Parent shall, or shall cause the Surviving Corporation to, recognize all service of the Company Employees with the Company or a Company Subsidiary, as the case may be, for purposes of vacation and severance and participation in, but not for purposes of benefit accrual, in any Parent Benefit Plan in which such Company Employees may be eligible to participate after the Effective Time.

        Section 5.11    Indemnification of Directors and Officers.

          Section 5.11.1    After the Effective Time, through the sixth anniversary of the Effective Time, the Surviving Corporation shall indemnify and hold harmless each present (as of the Effective Time) and former officer and director of the Company or any Company Subsidiary (the "Indemnified Parties"), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with any claim, action, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to such officer's or director's actions taken in good faith (and in a manner reasonably believed to be in or not opposed to the best interests of the Company) with respect to the Merger and this Agreement, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under applicable law and to the same extent as provided in the Company Certificate or Company By-Laws in effect on the date hereof; provided that no Indemnified Party may settle any such claim without the prior approval of the Surviving Corporation (which approval shall not be unreasonably withheld or delayed).

          Section 5.11.2    Parent and the Surviving Corporation agree that the indemnification obligations set forth in the Company Certificate and the Company By-laws, in each case as of the date of this Agreement, shall survive the Merger (and, prior to the Effective Time, Parent shall cause the Certificate of Incorporation and By-laws of Merger Sub to reflect such provisions) and shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of any individual who on or prior to the Effective Time was a director, officer, trustee, fiduciary, employee or agent of the Company or any Company Subsidiary or who served at the request of the Company or any Company Subsidiary as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise, unless such amendment or modification is required by Law.

          Section 5.11.3    For six years from the Effective Time, the Surviving Corporation shall provide to the Company's current and former directors and officers an insurance and indemnification policy that provides coverage for events occurring prior to the Effective Time (the "D&O Insurance") that is no less favorable than the Company's existing policy (true and complete copies which have been previously provided to Parent) or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided, however, that the Surviving Corporation shall not be required to pay an annual premium for the D&O Insurance in excess of 200% of the last annual premium paid prior to the date of this Agreement, which premium the Company represents and warrants to be approximately $360,000. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid policies have been obtained prior to the Effective Time for purposes of this Section 5.11.3, which policies provide such directors and officers with coverage for an aggregate period of three years with respect to claims arising from facts or events that occurred on or before the Effective Time, including, without limitation, in respect of the transactions contemplated by this Agreement. If such prepaid policies have been obtained prior to the Effective Time, Parent shall, and shall cause the Surviving Corporation to, maintain such policies in full force and effect, and continue to honor the obligations thereunder. The obligations under this Section 5.11 shall not be terminated or modified in such a manner as to adversely affect any indemnitee to whom this Section 5.11 applies without the consent of such affected indemnitee (it being expressly agreed that the indemnitees to whom this Section 5.11 applies shall be third party beneficiaries of this Section 5.11).

          Section 5.11.4    In the event Parent or the Surviving Corporation (A) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (B) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provisions shall be made so that such continuing or surviving corporation or entity or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 5.11.

Article 6.
Closing Conditions

        Section 6.1    Conditions to Obligations of Each Party Under This Agreement.    The respective obligations of each party to effect the Merger and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable Law:

          Section 6.1.1    Stockholder Approval.    The Requisite Stockholder Approval shall have been obtained.

          Section 6.1.2    No Order.    No Governmental Entity, nor any federal or state court of competent jurisdiction or arbitrator shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of the Merger.

        Section 6.2    Additional Conditions to Obligations of Parent and Merger Sub.    The obligations of Parent and Merger Sub to effect the Merger and the other transactions contemplated herein are also subject to the following conditions (which may be waived in Parent's sole and absolute discretion):

          Section 6.2.1    Representations and Warranties.    (A) Each of the representations and warranties of the Company contained in this Agreement that are qualified by materiality or Company

  Material Adverse Effect shall be true and correct as of the date hereof and as of the Effective Time as though made on and as of the Effective Time, (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date); (B) all representations and warranties which are not so qualified shall be true and correct in all respects (except that those representations and warranties which address matters only as of a particular date need only remain true and correct in all respects as of such date) except for such breaches of any representation and warranty which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect; and (C) the representations and warranties of the Company set forth in Section 3.3 shall be true and correct in all respects as of the date hereof and as of the Effective Time as though made on and as of the Effective Time. Parent shall have received a certificate of the Chief Executive Officer of the Company dated as of the Effective Date certifying as to (A), (B) and (C) above.

          Section 6.2.2    Agreements and Covenants.    The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time. Parent shall have received a certificate of the Chief Executive Officer of the Company certifying as to its performance or compliance.

          Section 6.2.3    Consents and Approvals.    All consents, approvals and authorizations listed in Section 3.4, or required to be set forth in the related section of the Company Disclosure Schedule shall have been obtained in each case, without (A) the imposition of conditions, (B) the requirement of divestiture of assets or property or (C) the requirement of expenditure of money by Parent to a third party in exchange for any such consent.

          Section 6.2.4    Disinterested Stockholder Approval.    The Company shall have received the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock not held by Parent, any Parent Subsidiary and their respective officers and directors.

          Section 6.2.5    Litigation.    The Company shall have dismissed the action pending in the Louisiana Civil District Court of New Orleans, Jazz Casino Co., LLC and JCC Holding Co. v. Harrah's New Orleans Mgmt. Co., et. al., No. 02-6098, and shall have either (a) dismissed the proceeding pending in the Delaware Court of Chancery entitled Harrah's Enter., Inc. v. JCC Holding Company, Civil Action No. 19479, and any appeals thereof including that certain appeal pending in the Supreme Court of the State of Delaware (No. 331,2002) or (b) shall have executed all documents, in a form satisfactory to Parent necessary to permit Parent to dismiss such lawsuit immediately following the Effective Time.

          Section 6.2.6    Dissenting Shares.    The total number of Dissenting Shares shall not exceed 10% of the outstanding shares of Company Common Stock at the Effective Time.

          Section 6.2.7    Separation Agreements.    The Separation Agreements entered into by Paul Debban and Preston Smart shall be in full force and effect and no party thereto shall be in breach thereof.

          Section 6.2.8    Material Adverse Effect.    Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect or any event or development that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

        Section 6.3    Additional Conditions to Obligations of the Company.    The obligation of the Company to effect the Merger and the other transactions contemplated herein are also subject to the following conditions:

          Section 6.3.1    Representations and Warranties.    Each of the representations and warranties of Parent contained in this Agreement that are qualified by materiality or Parent Material Adverse Effect shall be true and correct as of the date hereof and as of the Effective Time as though made on and as of the Effective Time, (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date) and all representations and warranties which are not so qualified shall be true and correct in all material respects (except that those representations and warranties which address matters only as of a particular date need only remain true and correct in all material respects as of such date). The Company shall have received a certificate of an officer of Parent certifying as to performance or compliance.

          Section 6.3.2    Agreements and Covenants.    Parent shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time. The Company shall have received a certificate of a responsible officer of Parent certifying as to its performance or compliance.

Article 7.
Termination, Amendment and Waiver

        Section 7.1    Termination.    This Agreement may be terminated, and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party or parties, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company:

          Section 7.1.1    By mutual written consent of Parent and the Company;

          Section 7.1.2    By either the Company or Parent if the Merger shall not have been consummated prior to January 30, 2003; provided, however, that such date may, from time to time, be extended by Parent (by written notice thereof to the Company) up to and including April 30, 2003 in the event all conditions to effect the Merger other than those set forth in Section 6.1.2 and Section 6.2.3 (the "Regulatory Conditions") have been or are capable of being satisfied at the time of each such extension and the Regulatory Conditions have been or are reasonably capable of being satisfied on or prior to April 30, 2003, (such earlier date, as it may be so extended, shall be referred to herein as the "Outside Date"); provided further that the right to terminate this Agreement under this Section 7.1.2 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to occur on or before such date;

          Section 7.1.3    By Parent if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement or any Ancillary Agreement, and such order, decree, ruling or other action shall have become final and nonappealable (which order, decree, ruling or other action the parties shall have used their reasonable best effort to resist, resolve or lift, as applicable, subject to the provisions of Section 5.7);

          Section 7.1.4    By Parent if (A) the Company Board (with the concurrence of a majority of the Non-HET Nominated Directors and Non-HET Affiliated Directors, each term as defined in the Company Certificate) shall have withdrawn, or adversely modified, or failed (upon Parent's request) to reconfirm its recommendation of the Merger or this Agreement or any Ancillary Agreement (or determined to do so), (B) the Company Board (with the concurrence of a majority of the Non-HET Nominated Directors and Non-HET Affiliated Directors, each term as defined in the Company Certificate) shall have determined to recommend to the stockholders of the Company that they approve an Acquisition Proposal other than that contemplated by this Agreement, (C) a tender offer or exchange offer that, if successful, would result in any person or group (other than Parent or an affiliate of Parent) becoming a beneficial owner of 10% or more of the outstanding shares of Company Common Stock is commenced (other than by Parent or an affiliate of Parent) and the Company Board fails to recommend that the stockholders of the Company not tender their shares in such tender or exchange offer, (D) any person (other than Parent or an Affiliate of Parent) or group becomes the beneficial owner of 10% or more of the outstanding shares of Company Common Stock, or (E) for any reason the Company (with the concurrence of a majority of the Non-HET Nominated Directors and Non-HET Affiliated Directors, each term as defined in the Company Certificate) fails to call or hold the Company Stockholders' Meeting by the Outside Date;

          Section 7.1.5    By Parent, if since the date of this Agreement, there shall have been any event, development or change of circumstance that constitutes, has had or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and such Company Material Adverse Effect is not cured within 10 days after written notice thereof or if (A)(1) there shall be breached any covenant or agreement on the part of a party other than Parent or Merger Sub set forth in this Agreement or any Ancillary Agreement, (2) any representation or warranty of a party other than Parent or Merger Sub set forth in this Agreement or any Ancillary Agreement that is qualified as to materiality or Material Adverse Effect shall have become untrue or (3) any representation or warranty of a party other than Parent or Merger Sub set forth in this Agreement or any Ancillary Agreement that is not so qualified shall have become untrue in any material respect, (B) such breach or misrepresentation is not cured within 10 days after written notice thereof and (C) such breach of misrepresentation would cause the conditions set forth in Section 6.2.1 or Section 6.2.2 not to be satisfied (a "Terminating Company Breach");

          Section 7.1.6    By the Company, if (A)(1) Parent has breached any covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement or any Ancillary Agreement, (2) any representation or warranty of Parent or Merger Sub that is qualified as to materiality or Material Adverse Effect shall have become untrue or (3) any representation or warranty of Parent or Merger Sub that is not so qualified shall have become untrue in any material respect, (B) such breach or misrepresentation is not cured within 10 days after written notice thereof and (C) such breach or misrepresentation would cause the conditions set forth in Section 6.3.1 or Section 6.3.2 not to be satisfied (a "Terminating Parent Breach").

        Section 7.2    Effect of Termination.

          Section 7.2.1    Limitation on Liability.    In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.1 this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent or the Company or their respective Subsidiaries, officers or directors except (A) with respect to Section 5.5, Section 5.9, this Section 7.2 and Article 8 and (B) with respect to any liabilities or damages incurred or suffered by a party as a result of the willful and material breach by the other party of any of its representations, warranties, covenants or other agreements set forth in this Agreement or any Ancillary Agreement.

          Section 7.2.2    Parent Expenses.    Parent and the Company agree that if this Agreement is terminated pursuant to Section 7.1.4 or Section 7.1.5, then the Company shall pay Parent an amount equal to $1.5 million to cover Parent Expenses.

          Section 7.2.3    Payment of Expenses.    Payment of Expenses pursuant to Section 7.2.2 shall be made not later than two business days after delivery to the other party of notice of demand for payment.

          Section 7.2.4    Termination Fee.    In addition to any payment required by the foregoing provisions of this Section, in the event that this Agreement is terminated pursuant to Section 7.1.4(A), (B), (C) or (E) or 7.1.5(A)(1) and a definitive agreement for a transaction which is the subject of an Acquisition Proposal is entered into, or a transaction which is the subject of an Acquisition Proposal is consummated, within twelve months of the termination of this Agreement, then the Company shall pay to Parent within two business days thereafter, a termination fee of $3.5 million.

          Section 7.2.5    All Payments.    All payments under Section 7.2 shall be made by wire transfer of immediately available funds to an account designated by the party entitled to receive payment.

        Section 7.3    Amendment.    This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, no amendment to this Agreement shall be made subsequent to the adoption of this Agreement by the stockholders of the Company that by law requires further approval by the stockholders of the Company without such approval having been obtained. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

        Section 7.4    Waiver.    At any time prior to the Effective Time, any party hereto may (A) extend the time for the performance of any of the obligations or other acts of the other party hereto, (B) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (C) waive compliance by the other party with any of the agreements or conditions contained herein; provided, however, that after any approval of the transactions contemplated by this Agreement by the stockholders of the Company, there may not be, without further approval of such stockholders, any extension or waiver of this Agreement or any portion thereof which, by Law or in accordance with the rules of any relevant stock exchange, requires further approval by such stockholders. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

        Section 7.5    Fees and Expenses.    Subject to Section 7.2.1 and Section 7.2.2 of this Agreement, all Expenses incurred by the parties hereto shall be borne solely and entirely by the party which has incurred the same; provided, however, that each of Parent and the Company shall pay one-half of the expenses related to printing, filing and mailing the Proxy Statement and all SEC and other regulatory filing fees incurred in connection with the Proxy Statement, the Schedule 13E-3 and the Other Filings.

Article 8.
General Provisions

        Section 8.1    Non-Survival of Representations and Warranties.    None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

        Section 8.2    Notices.    Any notices or other communications required or permitted under, or otherwise in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next Business Day if transmitted by national overnight courier, in each case as follows:

        If to Parent or Merger Sub, addressed to it at:

    Harrah's Operating Company, Inc.
    One Harrah's Court
    Las Vegas, Nevada 89118
    Attn: General Counsel

    with a mandated copy to:

    Latham & Watkins
    650 Town Center Drive, Suite 2000
    Costa Mesa, California 92626
    Attention: Charles K. Ruck, Esquire

    If to the Company, addressed to it at:

    JCC Holding Company
    One Canal Place
    365 Canal Street, Suite 900
    New Orleans, Louisiana 70130

    with a mandated copy to:

    Hunt & Ayres LLP
    1818 Market Street, 33rd Floor
    Philadelphia, Pennsylvania 19103
    Attention: John Frazier Hunt, Esquire

        Section 8.3    Certain Definitions.    For purposes of this Agreement, the term:

        "Acquisition Proposal" means any offer or proposal concerning any (a) merger, consolidation, business combination, or similar transaction involving the Company or any Company Subsidiary, (b) sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise of assets of the Company or the Company Subsidiaries representing 10% or more of the consolidated assets of the Company and the Company Subsidiaries, (c) issuance, sale, or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 10% or more of the voting power of the Company or (d) transaction in which any person shall acquire beneficial ownership, or the right to acquire beneficial ownership or any group shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 10% or more of the outstanding voting capital stock of the Company or (e) any combination of the foregoing (other than the Merger).

        "affiliate" means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned person;

        "Ancillary Agreements" means the Separation Agreements and the Voting Agreements;

        "beneficial ownership" (and related terms such as "beneficially owned" or "beneficial owner") shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

        "Blue Sky Laws" shall mean state securities or "blue sky" laws.

        "Business Day" shall mean any day other than a day on which the SEC shall be closed.

        "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended as of the date hereof.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Company Gaming Laws" means any federal, state, local or foreign statute, ordinance, rule, regulation, permit, consent, registration, finding of suitability, approval, license, judgment, order, decree, injunction or other authorization, including any condition or limitation placed thereon, governing or relating to the current or contemplated casino and gaming activities and operations and manufacturing and distributing operations of the Company or any Company Subsidiaries, including, without limitation, the Louisiana Gaming Control Board and any applicable state gaming law and any federal or state laws relating to currency transactions.

        "Company Material Adverse Effect" means any change affecting, or condition having an effect on, the Company and the Company Subsidiaries that is, or would reasonably be expected to be, materially adverse to the assets, liabilities, business, financial condition, results of operations or prospects of the Company and the Company Subsidiaries, taken as a whole; provided that the term "Company Material Adverse Effect" shall exclude any effects on the Company resulting from (a) changes in the U.S. economy in general, (b) changes in the gaming industry not specifically related to the Company, and (c) changes in the regional economy in which the Company operates.

        "Company Stock Option Plans" means JCC Holding Company 1998 Long Term Incentive Plan, any other plan, agreement or arrangement related to any Company Options.

        "contracts" means any of the agreements, contracts, leases, powers of attorney, notes, loans, evidence of indebtedness, purchase orders, letters of credit, settlement agreements, franchise agreements, undertakings, covenants not to compete, employment agreements, licenses, instruments, obligations, commitments, understandings, policies, purchase and sales orders, quotations and other executory commitments to which any company is a party or to which any of the assets of the companies are subject, whether oral or written, express or implied.

        "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise.

        "Environmental Laws" means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, treaty, writ or order and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree, judgment, stipulation, injunction, permit, authorization, policy, opinion, or agency requirement, in each case having the force and effect of law, relating to the pollution, protection, investigation or restoration of the environment, health and safety as affected by the environment or natural resources, including, without limitation, those relating to the use, handling, presence, transportation, treatment, storage, disposal, release, threatened release or discharge of Hazardous Materials or noise, odor, wetlands, pollution or contamination.

        "Environmental Permits" means any permit, approval, identification number, license and other authorization required under any applicable Environmental Law.

        "Equity Interest" means any share, capital stock, partnership, member or similar interest in any entity, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.

        "Exchange" means the New York Stock Exchange or any natural securities exchange or inter-dealer quotation system.

        "Exchange Act" shall mean Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Expenses" includes all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the Ancillary Agreements and the transactions contemplated hereby, including the preparation, printing, filing and mailing of the Proxy Statement, the Schedule 13E-3 and any Other Filings and the solicitation of shareholder approvals and all other matters related to the transactions contemplated hereto.

        "GAAP" means generally accepted accounting principles as applied in the United States.

        "Governmental Entity" means domestic or foreign governmental, administrative, judicial or regulatory authority.

        "group" is defined as in the Exchange Act, except where the context otherwise requires.

        "Hazardous Materials" means (A) any petroleum, petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated biphenyls or (B) any chemical, material or other substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Law.

        "Intellectual Property" means all intellectual property or other proprietary rights of every kind, foreign or domestic, including all patents, patent applications, inventions (whether or not patentable), processes, products, technologies, discoveries, copyrightable and copyrighted works, apparatus, trade secrets, trademarks, trademark registrations and applications, domain names, service marks, service mark registrations and applications, trade names, trade secrets, know-how, trade dress, copyright registrations, customer lists, confidential marketing and customer information, licenses, confidential technical information, software, and all documentation thereof.

        "knowledge" will be deemed to be present when the matter in question was brought to the attention of any officer of Parent or the Company, as the case may be, and in the case of the Company, the knowledge of Paul Debban, Preston Smart and Camille Fowler after a reasonable due and diligent inquiry, which shall not include the duty to inquire of the Management Company.

        "Law" means foreign or domestic law, statute, code, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction, decree or arbitration award or finding.

        "Management Agreement" means that certain Third Amended and Restated Management Agreement, dated as of March 30, 2001, by and between Harrah's New Orleans Management Company and Jazz Casino Company, L.L.C. Management Company.

        "Management Company" means Harrah's New Orleans Management Company.

        "Other Filings" means all filings made by, or required to be made by, the Company with the SEC other than the Proxy Statement.

        "Parent Material Adverse Effect" means any change affecting, or condition having an effect on, Parent, Merger Sub and the Parent Subsidiaries that is, or would reasonably be expected to be, materially adverse to the assets, liabilities, business, financial condition or results of operations of Parent and the Parent Subsidiaries, taken as a whole, other than any change or condition relating to the economy or securities markets in general, or the industries in which Parent operates in general, and not specifically relating to Parent.

        "person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act).

        "SEC" means the Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Subsidiary" or "Subsidiaries" of Parent, the Company, the Surviving Corporation or any other person means any corporation, partnership, joint venture or other legal entity of which Parent, the Company, the Surviving Corporation or such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election of the Board of Directors or other governing body of such corporation or other legal entity.

        Section 8.4    Terms Defined Elsewhere.    The following terms are defined elsewhere in this Agreement, as indicated below:

"Agreement"	Preamble
"Certificate of Merger"	Section 1.2
"Certificates"	Section 2.2.2
"Company"	Preamble
"Company Benefit Plan"	Section 3.12.1
"Company Board"	Recitals
"Company By-laws"	Section 3.2
"Company Certificate"	Section 3.2
"Company Common Stock"	Section 2.1.1
"Company Disclosure Schedule"	Article 3
"Company Employees"	Section 5.10
"Company Financial Advisor"	Section 3.17
"Company Leased Property"	Section 3.8.1
"Company Material Contract"	Section 3.11
"Company Options"	Section 2.5
"Company Owned Property"	Section 3.8.1
"Company Permits"	Section 3.19.1
"Company Real Property"	Section 3.8.1
"Company Representatives"	Section 5.5
"Company SEC Filings"	Section 3.5.1
"Company Stockholders' Meeting"	Section 5.4
"Company Subsidiaries"	Section 3.1
"D&O Insurance"	Section 5.11.2
"Dissenting Stockholders"	Section 2.1.1
"DGCL"	Recitals

"Effective Time"	Section 1.2
"ERISA"	Section 3.12.1
"ERISA Affiliate"	Section 3.12.1
"Fulton Street Agreement"	Section 3.8.11
"IRS"	Section 3.7.5
"Lease Documents"	Section 3.8.3
"Material Intellectual Property"	Section 3.10
"Merger"	Recitals
"Merger Consideration"	Section 2.1.1
"Merger Sub"	Preamble
"Multiemployer Plan"	Section 3.12.3
"Option Payment"	Section 2.5
"Outside Date"	Section 7.1.2
"Parent"	Preamble
"Parent Benefit Plan"	Section 5.10
"Parent Disclosure Schedule"	Article 4
"Parent Representatives	Section 5.5
"Parent Subsidiaries"	Recitals
"Paying Agent"	Section 2.2.1
"Payment Fund"	Section 2.2.1
"PBGC"	Section 3.12.4
"Permitted Exceptions"	Section 3.8.2
"Proxy Statement"	Section 5.3.1
"Qualifying Acquisition Proposal"	Section 5.6.1
"Regulatory Conditions"	Section 7.1.2
"Requisite Stockholder Approval"	Section 3.18
"Schedule 13E-3"	Section 5.3.1
"Separation Agreements"	Recitals
"Special Committee"	Recitals
"Surviving Corporation"	Section 1.1
"Surveys"	Section 3.8.2
"Taxes"	Section 3.7.13
"Tax Return"	Section 3.7.13
"Terminating Company Breach"	Section 7.1.5

"Terminating Parent Breach"	Section 7.1.6
"Title Policies"	Section 3.8.2
"Voting Agreements"	Recitals

        Section 8.5    Headings.    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 8.6    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

        Section 8.7    Entire Agreement.    This Agreement (together with the Exhibits, Parent and Company Disclosure Schedules and the other documents delivered pursuant hereto), and the Ancillary Agreements constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.

        Section 8.8    Assignment.    This Agreement shall not be assigned by operation of law or otherwise.

        Section 8.9    Parties in Interest.    This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, other than pursuant to Section 5.11, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        Section 8.10    Mutual Drafting.    Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

        Section 8.11    Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

          Section 8.11.1    This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to laws that may be applicable under conflicts of laws principles.

          Section 8.11.2    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (A) agrees not to commence any such action or proceeding except in such courts, (B) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by law, in such Federal court, (C) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware State or Federal court, and (D) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware State or Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.2. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          Section 8.11.3    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.11.3.

        Section 8.12    Counterparts.    This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

        Section 8.13    Specific Performance.    The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any Delaware State Court or Federal Court of the United States of America, sitting in Delaware, or any appellate court from any thereof, in each case having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

[Signature Page Follows]

        IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

HARRAH'S OPERATING COMPANY, INC.
By:	/s/ CHARLES L. ATWOOD
	Name:	Charles L. Atwood
	Title:	Senior Vice President, Chief Financial Officer, and Treasurer
SATCHMO ACQUISITION, INC.
By:	/s/ CHARLES L. ATWOOD
	Name:	Charles L. Atwood
	Title:	Senior Vice President, Chief Financial Officer, and Treasurer
JCC HOLDING COMPANY
By:	/s/ PAUL DEBBAN
	Name:	Paul Debban
	Title:	Chairman and President

S-1

[Houlihan Lokey Howard & Zukin Capital letterhead]

APPENDIX B

July 29, 2001

The Special Committee of the Board of Directors
JCC Holding Company
One Canal Place
365 Canal Street, Suite 900
New Orleans, LA 70130

Members of the Special Committee:

        We understand that approximately 63% of the common stock of JCC Holding Co. (the "Company") is currently held by an affiliate of Harrah's Entertainment, Inc. (together with its affiliates "Harrah's" hereinafter). We also understand that Harrah's has offered to acquire the remaining common stock of the Company which it does not already own at a price of $10.54 per share in cash. Such transaction and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction." It is our understanding that the Company has formed a special committee of the board of directors comprised of individuals not affiliated with Harrah's (the "Special Committee") to consider certain matters relating to the Transaction.

        The Special Committee has requested that Houlihan Lokey render an opinion as to the fairness, from a financial point of view, to the non-Harrah's public stockholders of the Company of the consideration to be received by them in connection with the Transaction. The Opinion does not address the Company's underlying business decision to effect the Transaction.

        In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

  1.
  interviewed and met with certain members of the Company's management team including Paul Debban, Director and Chairman, Camille Fowler, CFO, and Preston Smart, Director and Vice President of Development;

  2.
  reviewed the Company's unaudited financial statements for the year-to-date period ending June 30, 2002;

  3.
  reviewed the Company's audited financial statements for the fiscal years ending December 31, 2001 and December 31, 2000;

  4.
  reviewed the Company's most recent budget for fiscal 2002, which was prepared by JCC and the Management Company;

  5.
  reviewed the long-term projections prepared in connection with the 2001 plan of reorganization;

  6.
  reviewed historical monthly operating results for the casino;

  7.
  reviewed the cash flow analysis of expanding the buffet, adding limo service and opening a first floor restaurant;

  8.
  reviewed the trading values and financial performance of certain public companies Houlihan Lokey deemed comparable JCC;

  9.
  reviewed the trading activity and value of JCC's common stock;

  10.
  reviewed a Deloitte & Touche tax analysis, which included the present value of the Company's net operating losses and tax depreciation expenses;

B-1

  11.
  reviewed publicly available prices and multiples paid in acquisitions of companies that Houlihan Lokey deemed comparable to the Company; and

  12.
  conducted such other studies, analyses and inquiries as Houlihan Lokey deemed appropriate under the circumstances.

        We have relied upon and assumed, without independent verification, that the financial projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

        We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter, and we have no obligation to update this opinion. Our advisory services and the opinion expressed herein are for the information and assistance of the Special Committee in connection with its consideration of the Transaction and related transactions and do not constitute a recommendation as to how any security holder of the Company should vote with respect to such transactions.

        Based upon the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the consideration to be received by the non-Harrah's public stockholders of JCC in connection with the Transaction is fair from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN CAPITAL

B-2

APPENDIX C

SECTION 262 OF THE DELAWARE
GENERAL CORPORATION LAW

        APPRAISAL RIGHTS.—(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)  Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

          (1)  Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

          (2)  Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            (a)  Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            (b)  Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            (c)  Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            (d)  Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)  In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)  Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)  Appraisal rights shall be perfected as follows:

          (1)  If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)  If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holders' shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)  Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)  At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)  After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)  From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (last amended by Ch. 82, L. "01. Eff. 7-1-01.)

APPENDIX D

SEPARATION AGREEMENT

        This Separation Agreement ("Agreement") is entered into as of July 30, 2002, by and among JCC Holding Company, a Delaware corporation (the "Company"), Harrah's Operating Company, Inc., a Delaware corporation ("Parent") and Paul D. Debban, an individual (the "Executive").

R E C I T A L S

        WHEREAS, the Company, Parent and Satchmo Acquisition, Inc., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Parent, have entered into an Agreement and Plan of Merger dated as of the date of this Agreement (as such agreement may hereafter be amended, the "Merger Agreement") whereby, among other things, the Company will become a wholly-owned subsidiary of Parent;

        WHEREAS, pursuant to the Merger Agreement, each share of outstanding common stock of the Company will be converted into the right to receive a cash amount equal to $10.54 (the "Merger Consideration");

        WHEREAS, the Executive currently serves as President and Chairman of the Company and President of Jazz Casino Company, LLC, a wholly owned subsidiary of the Company (collectively, the "Executive's Positions"), pursuant to an Employment Agreement dated as of March 27, 2002 (the "Employment Agreement");

        WHEREAS, the Executive is a party to that certain proceeding pending in the Court of Chancery of the State of Delaware, Harrah's Entertainment, Inc., et al. v. Paul Debban, et al. Case No. 19569 (the "Delaware Litigation");

        WHEREAS, the Parent has agreed to use its best efforts to cause the Delaware Litigation to be dismissed within 5 business days following the consummation of the transactions contemplated by the Merger Agreement (the "Closing");

        WHEREAS, the Company and the Executive have determined that it is in their mutual best interest to terminate the Executive's employment relationship with the Company effective upon Closing; and

        WHEREAS the parties desire to resolve fully any existing disputes and to avoid any future disputes between them;

        IT IS HEREBY AGREED as follows:

        1.    Resignation.

          (a)  Effective immediately upon the Closing, the Executive hereby voluntarily agrees to resign from the Executive's Positions, and from all positions he holds as an employee of the Company or any of its subsidiaries or affiliates (hereinafter, together with their predecessors, collectively referred to as the "Company") and from all positions he holds as a member of the Board of Directors of the Company or any of its subsidiaries and all committees thereof. Upon the Closing, the Employment Agreement shall terminate and shall be of no further force or effect and no party thereto shall have any further duty or obligation.

          (b)  From the date of this Agreement through the Closing, Executive shall not take any action which will result in the Company violating Section 5.1 of the Merger Agreement. In addition, Executive acknowledges and agrees that the only powers and duties of Executive as an employee of the Company are those which are specifically delegated to the Executive by the Board of

  Directors of the Company after the date of this Agreement, and as may be changed from time to time, and that Executive shall only take such actions as President of the Company and President of Jazz Casino Company, LLC which are specifically permitted and delegated by the Board of Directors of the Company.

          (c)  From the date of this Agreement through the Closing, and except as set forth in this Agreement, Executive shall not be entitled to any compensation for providing services to the Company (and its subsidiaries) as an employee, including, but not limited to, cash salary payments and stock options. Any compensation received by Executive in violation of this Section 1(c) shall reduce the Severance Benefit, set forth in Section 3(b) below, by the amount of such compensation. Notwithstanding the foregoing, this Section 1(c) shall not apply in the event the Merger Agreement is terminated prior to Closing.

        2.    Cancellation and Cashout of Stock Options.

        The Executive and the Company agree that the Executive holds an option to purchase 309,531 shares of the Common Stock of the Company ("Company Common Stock") at an exercise price of $3.20 per share of Company Common Stock (the "Option") and that the Option is the only option, security or right held by the Executive which could require the Company to issue additional shares of capital stock of the Company. In addition, Executive specifically releases the Company from any obligation whatsoever under the Employment Agreement or any other agreement or understanding between the Company and the Executive including, without limitation, the obligation to provide additional compensation or options to purchase Company Common Stock. The Executive has not assigned, transferred or otherwise disposed of, and agrees not to assign, transfer or dispose of, any portion of the Option. Immediately upon the Closing, the Option shall be cancelled and, in exchange therefor, the Executive shall be entitled to receive, in consideration of the cancellation of the Option and in settlement therefore, a payment in cash, subject to any applicable withholding or other taxes required by applicable law to be withheld and subject to the Executive's delivering and not revoking the release provided for in Section 5, below (the "Release"), of an amount equal to the product of (a) 309,531 and (b) the excess of the Merger Consideration over $3.20 (such amount payable hereunder being referred to as the "Option Payment"). The Executive agrees that the Option Payment is adequate consideration for the cancellation of the Option. The Option Payment shall be made in cash to the Executive on the eighth day following the Executive's delivery of the Release to the Company, in either event provided that the Executive shall not have revoked the Release by such date. Notwithstanding the foregoing, this Section 2 shall not apply in the event the Merger Agreement is terminated prior to Closing.

        3.    Profit Sharing and Medical Plan Benefits.

          (a)  Upon the termination of the Executive's employment with the Company, the Executive shall be entitled to receive his vested and accrued benefits under the Jazz Casino Co. Savings and Retirement Plan and to elect to continue his coverage under the Company's medical benefit plans, at his expense, pursuant to the terms of such plans and the requirements of applicable law.

          (b)  Provided that the Executive shall not have revoked the Release, and subject to the provisions of Sections 1(c), 4(d) and 7, the Company shall pay the Executive a total severance benefit of $200,000, subject to any applicable withholding or other taxes required by applicable law to be withheld (the "Severance Benefit") on the date that the Option Payment is made to the Executive.

        4.    The Executive's Covenants.

    (a)
    Upon termination of Executive's employment with the Company, the Executive shall immediately return to the Company all Company property in his possession, including without limitation, keys, credit cards, telephone calling cards, manuals, books, notebooks, financial statements, computers, computer software, printers, cellular and portable telephone equipment, reports and other documents.

    (b)
    The Executive agrees that after the termination of his employment with the Company, he shall not seek future employment at the Company.

    (c)
    (i)
    The Executive's position with the Company has resulted in his exposure and access to confidential and proprietary information which he did not have access to prior to holding the position, which information is of great value to the Company and the disclosure of which by him, directly or indirectly, would be irreparably injurious and detrimental to the Company. The Executive shall not at any time after the date of this Agreement, make available, either directly or indirectly, to any competitor or potential competitor of the Company or any of its subsidiaries, or their affiliates or divulge, disclose, communicate to any firm, corporation or other business entity in any manner whatsoever, any confidential or proprietary information covered or contemplated by this Agreement, unless expressly authorized to do so by the Company in writing.

    (ii)
    For the purpose of this Agreement, "Confidential Information" shall mean all information of the Company, its parent, subsidiaries and affiliates and the Parent, its subsidiaries and affiliates relating to or useful in connection with the business of the Company, its parent, subsidiaries and affiliates, whether or not a "trade secret" within the meaning of applicable law, which at the time of the Executive's initial employment was not generally known to the general public and which has been or is from time to time disclosed to or developed by the Executive as a result of his employment with the Company. Confidential Information includes, but is not limited to: the Company's product development and marketing programs, data, future plans, formula, food and beverage procedures, recipes, finances, financial management systems, player identification systems (Total Gold Card), pricing systems, client and customer lists, organizational charts, salary and benefit programs, training programs, computer software, business records, files, drawings, prints, prototyping models, letters, notes, notebooks (including notebooks containing customer information), reports, and copies thereof, whether prepared by him or others, and any other information or documents which the Executive is or was told or reasonably ought to know that the Company regards as confidential.

    (iii)
    Upon termination of Executive's employment with the Company, the Executive shall immediately return to the Company all Confidential Information, including but not limited to, documents, customer lists, notebooks (including notebooks containing customer information) reports, correspondences, computer printouts, work papers, files, computer lists, telephone and address books, rolodex cards, computer tapes, disks, and any and all records in his possession (and all copies thereof) containing any such confidential information created in whole or in part by the Executive within the scope of his employment, even if the items do not contain Confidential Information.

    (d)
    In recognition of the facts that irreparable injury will result to the Company in the event of a breach by the Executive of his obligations under subsections (a) through (d) of this Section 4, that monetary damages for such breach would not be readily calculable, and that the Company would not have an adequate remedy at law therefor, the Executive acknowledges, consents and agrees that in the event of such breach, or the threat thereof, the Company shall be entitled, in addition to any other legal remedies and damages available, to specific performance thereof and to temporary and permanent injunctive relief (without the necessity of posting a bond) to restrain the violation or threatened violation of such obligations by the Executive. In addition, in the event of any such breach by the Executive, the Company shall not be required to pay the Executive any portion of the Severance Benefit which has not yet been paid to the Executive and the Executive shall be required to repay to the Company any portion of the Severance Benefit which has previously been paid to the Executive.

        5.    Delaware Litigation.

        Parent agrees to use its best efforts cause the claims against the Executive in the Delaware Litigation to be dismissed within 5 business days following the Closing.

        6.    The Release.

        The Executive agrees that immediately after the Closing and the termination of the Executive's employment with the Company, the Executive shall sign and deliver to the Company and Parent a general release in the form attached as Exhibit "A."

        7.    Nondisparagement.

        Executive, Parent and the Company agree not to make any public statement disparaging each other and Executive agrees not to make any public statement disparaging the products, services, business practices, business strategies or other activities of the Parent and its affiliates and subsidiaries or the Company. Executive understands and agrees that his agreement contained in the immediately preceding sentence is a material term of this Agreement, and that in the event of a breach of such agreement by Executive, the Company shall not be required to pay the Executive any portion of the Severance Benefit which has not yet been paid to the Executive and the Executive shall be required to repay to the Company any portion of the Severance Benefit which has previously been paid to the Executive.

        8.    Indemnification.

        Executive agrees to indemnify, save and hold the Company and Parent and each of their respective stockholders, officers, directors, employees, affiliates, subsidiaries and attorneys and any of the foregoing person's agents or other representatives (the "Indemnities") harmless from and against any and all actions, causes of actions, suits, claims, losses, costs, fees, liabilities and damages, and expenses in connection therewith, incurred by the Indemnities as a result of, or arising out of, or relating or incident to:

            (a)  any third party allegations related to the provisions of this Agreement, the Employment Agreement or that the granting by the Company of the Option or the payment of the Option Payment was improper; and

            (b)  any action or inaction taken by Executive after the date of this Agreement and prior to the Closing, except for actions or inactions taken or not taken by the Executive at the direction of a majority of the Board of Directors of the Company.

        9.    Miscellaneous Provisions.

    (a)
    Nothing contained in this Agreement shall be construed in any way as an admission by the Company, Parent or by the Executive that either of them has acted wrongfully with respect to the other or with respect to any other person, and each party specifically disclaims any liability to, or wrongful acts against, the other or any other person, on the part of themselves or their representatives, partners, associates, employees or agents.

    (b)
    This Agreement will bind and inure to the benefit of Executive, Parent and the Company and their respective heirs, executors, administrators, successors, and assigns.

    (c)
    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

    (d)
    All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

      If to the Executive: at the Executive's most recent address on the records of the Company,

      If to the Company:

      JCC Holding Company
      One Canal Place
      365 Canal Street, Suite 900
      New Orleans, Louisiana 70130
      Attn: General Counsel

      If to Parent:

      Harrah's Operating Company, Inc.
      One Harrah's Court
      Las Vegas, Nevada 89119
      Attn: General Counsel

      or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

    (e)
    The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

    (f)
    This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements with respect thereto.

    (g)
    This Agreement may be executed simultaneously in two counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

/s/ PAUL D. DEBBAN Paul D. Debban
JCC Holding Company, a Delaware corporation
By:	/s/ CAMILLE FOWLER
	Name:	Camille Fowler
	Its:	Vice President
Harrah's Operating Company, Inc., a Delaware corporation
By:	/s/ CHARLES L. ATWOOD
	Name:	Charles L. Atwood
	Its:	Senior Vice President, Chief Financial Officer, and Treasurer

Exhibit "A"
GENERAL RELEASE

        For a valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned does hereby release and forever discharges JCC Holding Company and all of its subsidiaries and Harrah's Operating Company, Inc. and all of its subsidiaries, and each of their partners, associates, affiliates, successors, heirs, assigns, agents, directors, officers, employees, representatives, lawyers, insurers, and all persons acting by, through, under or in concert with them (collectively, the "Releasees"), or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys' fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called "Claims"), which the undersigned now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof. The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way arising out of, based upon, or related to the employment or termination from employment of the undersigned by the Releasees, or any of them; any claim for benefits under the Employment Agreement between the undersigned and JCC Holding Company dated as of March 27, 2002 (the "Employment Agreement"); any claims for options to purchase Company securities, capital stock of the Company, or other compensation, under the Employment Agreement, or otherwise; any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on the Releasees' right to terminate the employment of the undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination In Employment Act, the Americans With Disabilities Act, and the California Fair Employment and Housing Act.

        THE UNDERSIGNED ACKNOWLEDGES THAT HE HAS BEEN ADVISED BY LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

THE UNDERSIGNED, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

        IN ACCORDANCE WITH THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990, THE UNDERSIGNED IS HEREBY ADVISED AS FOLLOWS:

          (A)  HE HAS THE RIGHT TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE;

          (B)  HE HAS TWENTY-ONE (21) DAYS FROM THE EXECUTION OF THE AGREEMENT TO CONSIDER THIS RELEASE BEFORE SIGNING IT; AND

          (C)  HE HAS SEVEN (7) DAYS AFTER SIGNING THIS RELEASE TO REVOKE THIS RELEASE, AND THIS RELEASE WILL BECOME EFFECTIVE UPON THE EXPIRATION OF THAT REVOCATION PERIOD.

        The undersigned represents and warrants that there has been no assignment or other transfer of any interest in any Claim which he may have, under the Employment Agreement or otherwise, against the Releasees, or any of them, and the undersigned agrees to indemnify and hold the Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys' fees incurred by the Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against the undersigned under this indemnity.

        The undersigned agrees that if he hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against the Releasees, or any of them, any of the Claims released hereunder, then the undersigned agrees to pay to the Releasees, and each of them, in addition to any other damages caused to the Releasees thereby, all attorneys' fees incurred by the Releasees in defending or otherwise responding to said suit or Claim.

        IN WITNESS WHEREOF, the undersigned has executed this Release this            day of            200            .

Paul D. Debban

APPENDIX E

SEPARATION AGREEMENT

        This Separation Agreement ("Agreement") is entered into as of July 30, 2002, by and among JCC Holding Company, a Delaware corporation (the "Company"), Harrah's Operating Company, Inc., a Delaware corporation ("Parent") and Preston D. Smart, an individual (the "Executive").

R E C I T A L S

        WHEREAS, the Company, Parent and Satchmo Acquisition, Inc., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Parent, have entered into an Agreement and Plan of Merger dated as of the date of this Agreement (as such agreement may hereafter be amended, the "Merger Agreement") whereby, among other things, the Company will become a wholly-owned subsidiary of Parent;

        WHEREAS, pursuant to the Merger Agreement, each share of outstanding common stock of the Company will be converted into the right to receive a cash amount equal to $10.54 (the "Merger Consideration");

        WHEREAS, the Executive currently serves as President of JCC Fulton Development, LLC, President of Canal Development, LLC and President of JCC Development Company, each a wholly owned subsidiary of the Company (collectively, the "Executive's Positions"), pursuant to an Employment Agreement dated as of March 27, 2002 (the "Employment Agreement");

        WHEREAS, the Executive is a party to that certain proceeding pending in the Court of Chancery of the State of Delaware, Harrah's Entertainment, Inc., et al. v. Paul Debban, et al. Case No. 19569 (the "Delaware Litigation");

        WHEREAS, the Parent has agreed to use its best efforts to cause the Delaware Litigation to be dismissed within 5 business days following the consummation of the transactions contemplated by the Merger Agreement (the "Closing");

        WHEREAS, the Company and the Executive have determined that it is in their mutual best interest to terminate the Executive's employment relationship with the Company effective upon Closing; and

        WHEREAS the parties desire to resolve fully any existing disputes and to avoid any future disputes between them;

        IT IS HEREBY AGREED as follows:

        1.    Resignation.

          (a)  Effective immediately upon the Closing, the Executive hereby voluntarily agrees to resign from the Executive's Positions, and from all positions he holds as an employee of the Company or any of its subsidiaries or affiliates (hereinafter, together with their predecessors, collectively referred to as the "Company") and from all positions he holds as a member of the Board of Directors of the Company or any of its subsidiaries and all committees thereof. Upon the Closing, the Employment Agreement shall terminate and shall be of no further force or effect and no party thereto shall have any further duty or obligation.

          (b)  From the date of this Agreement through the Closing, Executive shall not take any action which will result in the Company violating Section 5.1 of the Merger Agreement. In addition, Executive acknowledges and agrees that the only powers and duties of Executive as an employee of the Company are those which are specifically delegated to the Executive by the Board of Directors of the Company after the date of this Agreement, and as may be changed from time to time, and that Executive shall only take such actions as President of JCC Fulton Development, LLC, President of Canal Development, LLC and President of JCC Development Company which are specifically permitted and delegated by the Board of Directors of the Company.

          (c)  From the date of this Agreement through the Closing, and except as set forth in this Agreement, Executive shall not be entitled to any compensation for providing services to the Company (and its subsidiaries) as an employee, including, but not limited to, cash salary payments and stock options. Any compensation received by Executive in violation of this Section 1(c) shall reduce the Severance Benefit, set forth in Section 3(b) below, by the amount of such compensation. Notwithstanding the foregoing, this Section 1(c) shall not apply in the event the Merger Agreement is terminated prior to Closing.

        2.    Cancellation and Cashout of Stock Options.

          The Executive and the Company agree that the Executive holds an option to purchase 309,531 shares of the Common Stock of the Company ("Company Common Stock") at an exercise price of $3.20 per share of Company Common Stock (the "Option") and that the Option is the only option, security or right held by the Executive which could require the Company to issue additional shares of capital stock of the Company. In addition, Executive specifically releases the Company from any obligation whatsoever under the Employment Agreement or any other agreement or understanding between the Company and the Executive including, without limitation, the obligation to provide additional compensation or options to purchase Company Common Stock. The Executive has not assigned, transferred or otherwise disposed of, and agrees not to assign, transfer or dispose of, any portion of the Option. Immediately upon the Closing, the Option shall be cancelled and, in exchange therefor, the Executive shall be entitled to receive, in consideration of the cancellation of the Option and in settlement therefore, a payment in cash, subject to any applicable withholding or other taxes required by applicable law to be withheld and subject to the Executive's delivering and not revoking the release provided for in Section 5, below (the "Release"), of an amount equal to the product of (a) 309,531 and (b) the excess of the Merger Consideration over $3.20 (such amount payable hereunder being referred to as the "Option Payment"). The Executive agrees that the Option Payment is adequate consideration for the cancellation of the Option. The Option Payment shall be made in cash to the Executive on the eighth day following the Executive's delivery of the Release to the Company, in either event provided that the Executive shall not have revoked the Release by such date. Notwithstanding the foregoing, this Section 2 shall not apply in the event the Merger Agreement is terminated prior to Closing.

        3.    Profit Sharing and Medical Plan Benefits.

          (a)  Upon the termination of the Executive's employment with the Company, the Executive shall be entitled to receive his vested and accrued benefits under the Jazz Casino Co. Savings and Retirement Plan and to elect to continue his coverage under the Company's medical benefit plans, at his expense, pursuant to the terms of such plans and the requirements of applicable law.

          (b)  Provided that the Executive shall not have revoked the Release, and subject to the provisions of Sections 1(c), 4(d) and 7, the Company shall pay the Executive a total severance benefit of $200,000, subject to any applicable withholding or other taxes required by applicable law to be withheld (the "Severance Benefit") on the date that the Option Payment is made to the Executive.

        4.    The Executive's Covenants.

    (a)
    Upon termination of Executive's employment with the Company, the Executive shall immediately return to the Company all Company property in his possession, including without limitation, keys, credit cards, telephone calling cards, manuals, books, notebooks, financial statements, computers, computer software, printers, cellular and portable telephone equipment, reports and other documents.

    (b)
    The Executive agrees that after the termination of his employment with the Company, he shall not seek future employment at the Company.

    (c)
    (i)
    The Executive's position with the Company has resulted in his exposure and access to confidential and proprietary information which he did not have access to prior to holding the position, which information is of great value to the Company and the disclosure of which by him, directly or indirectly, would be irreparably injurious and detrimental to the Company. The Executive shall not at any time after the date of this Agreement, make available, either directly or indirectly, to any competitor or potential competitor of the Company or any of its subsidiaries, or their affiliates or divulge, disclose, communicate to any firm, corporation or other business entity in any manner whatsoever, any confidential or proprietary information covered or contemplated by this Agreement, unless expressly authorized to do so by the Company in writing.

    (ii)
    For the purpose of this Agreement, "Confidential Information" shall mean all information of the Company, its parent, subsidiaries and affiliates and the Parent, its subsidiaries and affiliates relating to or useful in connection with the business of the Company, its parent, subsidiaries and affiliates, whether or not a "trade secret" within the meaning of applicable law, which at the time of the Executive's initial employment was not generally known to the general public and which has been or is from time to time disclosed to or developed by the Executive as a result of his employment with the Company. Confidential Information includes, but is not limited to: the Company's product development and marketing programs, data, future plans, formula, food and beverage procedures, recipes, finances, financial management systems, player identification systems (Total Gold Card), pricing systems, client and customer lists, organizational charts, salary and benefit programs, training programs, computer software, business records, files, drawings, prints, prototyping models, letters, notes, notebooks (including notebooks containing customer information), reports, and copies thereof, whether prepared by him or others, and any other information or documents which the Executive is or was told or reasonably ought to know that the Company regards as confidential.

    (iii)
    Upon termination of Executive's employment with the Company, the Executive shall immediately return to the Company all Confidential Information, including but not limited to, documents, customer lists, notebooks (including notebooks containing customer information) reports, correspondences, computer printouts, work papers, files, computer lists, telephone and address books, rolodex cards, computer tapes, disks, and any and all records in his possession (and all copies thereof) containing any such confidential information created in whole or in part by the Executive within the scope of his employment, even if the items do not contain Confidential Information.

    (d)
    In recognition of the facts that irreparable injury will result to the Company in the event of a breach by the Executive of his obligations under subsections (a) through (d) of this Section 4, that monetary damages for such breach would not be readily calculable, and that the Company would not have an adequate remedy at law therefor, the Executive acknowledges, consents and agrees that in the event of such breach, or the threat thereof, the Company shall be entitled, in addition to any other legal remedies and damages available, to specific performance thereof and to temporary and permanent injunctive relief (without the necessity of posting a bond) to restrain the violation or threatened violation of such obligations by the Executive. In addition, in the event of any such breach by the Executive, the Company shall not be required to pay the Executive any portion of the Severance Benefit which has not yet been paid to the Executive and the Executive shall be required to repay to the Company any portion of the Severance Benefit which has previously been paid to the Executive.

        5.    Delaware Litigation.

        Parent agrees to use its best efforts cause the claims against the Executive in the Delaware Litigation to be dismissed within 5 business days following the Closing.

        6.    The Release.

        The Executive agrees that immediately after the Closing and the termination of the Executive's employment with the Company, the Executive shall sign and deliver to the Company and Parent a general release in the form attached as Exhibit "A."

        7.    Nondisparagement.

        Executive, Parent and the Company agree not to make any public statement disparaging each other and Executive agrees not to make any public statement disparaging the products, services, business practices, business strategies or other activities of the Parent and its affiliates and subsidiaries or the Company. Executive understands and agrees that his agreement contained in the immediately preceding sentence is a material term of this Agreement, and that in the event of a breach of such agreement by Executive, the Company shall not be required to pay the Executive any portion of the Severance Benefit which has not yet been paid to the Executive and the Executive shall be required to repay to the Company any portion of the Severance Benefit which has previously been paid to the Executive.

        8.    Indemnification.

        Executive agrees to indemnify, save and hold the Company and Parent and each of their respective stockholders, officers, directors, employees, affiliates, subsidiaries and attorneys and any of the foregoing person's agents or other representatives (the "Indemnities") harmless from and against any and all actions, causes of actions, suits, claims, losses, costs, fees, liabilities and damages, and expenses in connection therewith, incurred by the Indemnities as a result of, or arising out of, or relating or incident to:

            (a)  any third party allegations related to the provisions of this Agreement, the Employment Agreement or that the granting by the Company of the Option or the payment of the Option Payment was improper; and

            (b)  any action or inaction taken by Executive after the date of this Agreement and prior to the Closing, except for actions or inactions taken or not taken by the Executive at the direction of a majority of the Board of Directors of the Company.

        9.    Miscellaneous Provisions.

    (a)
    Nothing contained in this Agreement shall be construed in any way as an admission by the Company, Parent or by the Executive that either of them has acted wrongfully with respect to the other or with respect to any other person, and each party specifically disclaims any liability to, or wrongful acts against, the other or any other person, on the part of themselves or their representatives, partners, associates, employees or agents.

    (b)
    This Agreement will bind and inure to the benefit of Executive, Parent and the Company and their respective heirs, executors, administrators, successors, and assigns.

    (c)
    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

    (d)
    All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

      If to the Executive: at the Executive's most recent address on the records of the Company,

      If to the Company:

      JCC Holding Company
      One Canal Place
      365 Canal Street, Suite 900
      New Orleans, Louisiana 70130
      Attn: General Counsel

      If to Parent:

      Harrah's Operating Company, Inc.
      One Harrah's Court
      Las Vegas, Nevada 89119
      Attn: General Counsel

      or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

    (e)
    The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

    (f)
    This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements with respect thereto.

    (g)
    This Agreement may be executed simultaneously in two counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

/s/ PRESTON D. SMART Preston D. Smart
JCC Holding Company, a Delaware corporation
By:	/s/ PAUL D. DEBBAN
	Name:	Paul D. Debban
	Its:	Chairman and President
Harrah's Operating Company, Inc., a Delaware corporation
By:	/s/ CHARLES L. ATWOOD
	Name:	Charles L. Atwood
	Its:	Senior Vice President,Chief Financial Officer, and Treasurer

S-1

EXHIBIT "A"
GENERAL RELEASE

        For a valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned does hereby release and forever discharges JCC Holding Company and all of its subsidiaries and Harrah's Operating Company, Inc. and all of its subsidiaries, and each of their partners, associates, affiliates, successors, heirs, assigns, agents, directors, officers, employees, representatives, lawyers, insurers, and all persons acting by, through, under or in concert with them (collectively, the "Releasees"), or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys' fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called "Claims"), which the undersigned now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof. The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way arising out of, based upon, or related to the employment or termination from employment of the undersigned by the Releasees, or any of them; any claim for benefits under the Employment Agreement between the undersigned and JCC Holding Company dated as of March 27, 2002 (the "Employment Agreement"); any claims for options to purchase Company securities, capital stock of the Company, or other compensation, under the Employment Agreement, or otherwise; any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on the Releasees' right to terminate the employment of the undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination In Employment Act, the Americans With Disabilities Act, and the California Fair Employment and Housing Act.

        THE UNDERSIGNED ACKNOWLEDGES THAT HE HAS BEEN ADVISED BY LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

THE UNDERSIGNED, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

        IN ACCORDANCE WITH THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990, THE UNDERSIGNED IS HEREBY ADVISED AS FOLLOWS:

          (A)  HE HAS THE RIGHT TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE;

          (B)  HE HAS TWENTY-ONE (21) DAYS FROM THE EXECUTION OF THE AGREEMENT TO CONSIDER THIS RELEASE BEFORE SIGNING IT; AND

          (C)  HE HAS SEVEN (7) DAYS AFTER SIGNING THIS RELEASE TO REVOKE THIS RELEASE, AND THIS RELEASE WILL BECOME EFFECTIVE UPON THE EXPIRATION OF THAT REVOCATION PERIOD.

        The undersigned represents and warrants that there has been no assignment or other transfer of any interest in any Claim which he may have, under the Employment Agreement or otherwise, against the Releasees, or any of them, and the undersigned agrees to indemnify and hold the Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys' fees incurred by the Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against the undersigned under this indemnity.

        The undersigned agrees that if he hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against the Releasees, or any of them, any of the Claims released hereunder, then the undersigned agrees to pay to the Releasees, and each of them, in addition to any other damages caused to the Releasees thereby, all attorneys' fees incurred by the Releasees in defending or otherwise responding to said suit or Claim.

        IN WITNESS WHEREOF, the undersigned has executed this Release this      day of                  200  .

                      Preston D. Smart

APPENDIX F

STOCKHOLDER VOTING AGREEMENT

BY AND AMONG

HARRAH'S OPERATING COMPANY, INC.

AND

PAUL D. DEBBAN

Dated as of July 30, 2002

STOCKHOLDER VOTING AGREEMENT

        This STOCKHOLDER VOTING AGREEMENT (this "Agreement") is entered into as of July 30, 2002, by and between Harrah's Operating Company, Inc., a Delaware corporation ("Parent") and Paul D. Debban, an individual (the "Stockholder").

W I T N E S S E T H:

        WHEREAS, as of the date hereof, Stockholder "beneficially owns" (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) 302,433 number of shares of common stock, par value $0.01 per share (the "Common Stock"), of JCC Holding Company, a Delaware corporation (the "Company"), such shares of Common Stock, together with any other shares of Common Stock the voting power over which is acquired by Stockholder during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, are collectively referred to herein as the "Subject Shares;"

        WHEREAS, Parent, Satchmo Acquisition, Inc., a Delaware corporation ("Merger Sub"), and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the "Merger"); and

        WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, and as an inducement and in consideration therefor, Stockholder is executing this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

        Section 1.1    Capitalized Terms.    For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

        Section 1.2    Other Definitions.    For purposes of this Agreement:

          (a)  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to Stockholder, the term "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

          (b)  "Person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group.

ARTICLE II
VOTING AGREEMENT AND IRREVOCABLE PROXY

        Section 2.1    Agreement to Vote the Subject Shares.    Stockholder, in his capacity as such, hereby agrees that, during the period commencing on the date hereof and continuing until the termination of this Agreement (such period, the "Voting Period"), at any meeting (or any adjournment or postponement thereof) of the Company's stockholders, however called, or in connection with any written consent of the Company's stockholders, Stockholder shall vote (or cause to be voted) his Subject Shares (x) in favor of the approval of the terms of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof), (y) against any action, proposal, transaction or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, and (z) except with the written consent of Parent, which may be withheld in Parent's sole and absolute discretion, against the following actions or proposals (other than the transactions contemplated by the Merger Agreement): (i) any Acquisition Proposal; and (ii) (A) any change in the persons who constitute the Board of Directors of the Company that is not approved in advance by the directors of the Company who were nominated for election to the Board of Directors of the Company by Parent (or their successors who were so approved); (B) any change in the present capitalization of the Company or any amendment of the Company's certificate of incorporation or bylaws; (C) any other material change in the Company's corporate structure or business; or (D) any other action or proposal involving the Company or any of its subsidiaries that is intended, or could reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the transactions contemplated by the Merger Agreement; provided, however, that nothing in this Agreement shall be interpreted as obligating the Stockholder to exercise any options to acquire shares of Common Stock. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder agrees not to enter into any agreement or commitment with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Article II.

        Section 2.2    Grant of Irrevocable Proxy.    Stockholder hereby appoints Parent and any designee of Parent, and each of them individually, as Stockholder's proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Voting Period with respect the Subject Shares in accordance with Section 2.1. This proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder shall promptly cause a copy of this Agreement to be deposited with the Company at its principal place of business. Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.

        Section 2.3    Nature of Irrevocable Proxy.    The proxy and power of attorney granted pursuant to Section 2.2 by Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Stockholder. The power of attorney granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

ARTICLE III
COVENANTS

        Section 3.1    Generally.

          (a)  Stockholder agrees that during the Voting Period, except as contemplated by the terms of this Agreement, he shall not (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer"), or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any or all of the Subject Shares; or (ii) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting his ability to perform his obligations under this Agreement.

          (b)  In the event of a stock dividend or distribution, or any change in the Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term "Subject Shares" shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.

        Section 3.2    Standstill Obligations of Stockholder.    Stockholder covenants and agrees with Parent that, during the Voting Period:

          (a)  Stockholder shall not, nor shall Stockholder permit any Affiliate of Stockholder to, nor shall Stockholder act in concert with or permit any controlled Affiliate to act in concert with any Person to make, or in any manner participate in, directly or indirectly, a "solicitation" of "proxies" (as such terms are used in the rules of the Securities and Exchange Commission) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any shares of Common Stock in connection with any vote or other action on any matter, other than to recommend that stockholders of the Company vote in favor of the Merger and the Merger Agreement and otherwise as expressly provided by Article II of this Agreement.

          (b)  Stockholder shall not, nor shall Stockholder permit any Affiliate of Stockholder to, nor shall Stockholder act in concert with or permit any Affiliate to act in concert with any Person to, deposit any shares of Common Stock in a voting trust or subject any shares of Common Stock to any proxy, arrangement or agreement with any Person with respect to the voting of such shares of Common Stock, except as provided by Article II of this Agreement.

          (c)  Stockholder shall not directly or indirectly, through any officer, director, agent or otherwise, enter into, solicit, initiate, conduct or continue any discussions or negotiations with, or knowingly encourage or respond to any inquiries or proposals by, or provide any information to, any Person, other than Parent, relating to any Acquisition Proposal. Stockholder hereby represents that it is not now engaged in discussions or negotiations with any party other than Parent with respect to any Acquisition Proposal. Promptly after receipt of any Acquisition Proposal or any request for nonpublic information or inquiry which it reasonably believes could lead to an Acquisition Proposal, Stockholder shall provide Parent with written notice of the material terms and conditions of such Acquisition Proposal, request or inquiry, and the identity of the person or group making any such Acquisition Proposal, request or inquiry, and a copy of all written materials provided in connection with such Acquisition Proposal, request or inquiry. After receipt of the Acquisition Proposal, request or inquiry, Stockholder shall promptly keep Parent informed in all material respects of the status and details (including material amendments or proposed material amendments) of any such Acquisition Proposal, request or inquiry.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

        Stockholder hereby represents and warrants, jointly and severally, to Parent as follows:

        Section 4.1    Due Organization, etc.    Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Stockholder have been duly authorized by all necessary action on the part of Stockholder.

        Section 4.2    Ownership of Shares.    Stockholder has record and beneficial ownership of 302,433 shares of Common Stock as of the date hereof. As of the date hereof, Stockholder is the lawful owner of 302,433 shares of Common Stock and has the sole power to vote (or cause to be voted) such shares of Common Stock. Except for options to purchase an aggregate of 309,531 shares of Common Stock at an exercise price of $3.20 per share held by Stockholder, neither Stockholder nor any Affiliate of Stockholder owns or holds any right to acquire any additional shares of any class of capital stock of the Company or other securities of the Company or any interest therein or any voting rights with respect to any securities of the Company. Stockholder has good and valid title to the Subject Shares, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement or as could not reasonably be expected to impair Stockholder's ability to perform its obligations under this Agreement.

        Section 4.3    No Conflicts.    (i) No filing with any governmental authority, and no authorization, consent or approval of any other Person is necessary for the execution of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by the Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof shall (A) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of its Subject Shares or assets may be bound or (B) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as could not reasonably be expected to impair Stockholder's ability to perform its obligations under this Agreement.

        Section 4.4    Reliance by Parent.    Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Stockholder.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT

        Parent hereby represents and warrants to the Stockholder as follows:

        Section 5.1    Due Organization, etc.    Parent is a company duly organized and validly existing under the laws of the jurisdiction of its incorporation. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent have been duly authorized by all necessary action on the part of Parent.

        Section 5.2    Reliance by the Stockholder.    Parent understands and acknowledges that the Stockholder is entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Parent.

ARTICLE VI
TERMINATION

        Section 6.1    Termination.    This Agreement shall terminate, and neither Parent nor Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the earliest to occur of (i) the mutual consent of Parent and Stockholder and (ii) the consummation of the transaction contemplated by the Merger Agreement or the termination of the Merger Agreement; provided, however, that termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party's breach of any of the terms of this Agreement. Notwithstanding the foregoing, Sections 7.5 through 7.17, inclusive, of this Agreement shall survive the termination of this Agreement.

ARTICLE VII
MISCELLANEOUS

        Section 7.1    Stockholder Capacity.    The parties hereto acknowledge and agree that the Stockholder's obligations hereunder are solely in its capacity as a stockholder of the Company, and that none of the provisions herein set forth shall be deemed to restrict or limit any fiduciary duty that the

Stockholder may have as a member of the Board of Directors of the Company, as an executive officer of the Company, or otherwise as a fiduciary to any person (other than any of the stockholders of the Company) resulting from any circumstances other than as a stockholder of the Company; provided, however, that no such duty shall excuse Stockholder from its obligations as a stockholder of the Company to vote the Subject Shares, to the extent that they may be so voted, or otherwise perform any obligation as herein provided and to otherwise comply with the terms and conditions of this Agreement.

        Section 7.2    Appraisal Rights.    To the extent permitted by applicable law, Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under applicable law.

        Section 7.3    Publication.    Stockholder hereby permits Parent to publish and disclose in the Other Filings and Schedule 13E-3 (including but not limited to all documents and schedules filed with the Securities and Exchange Commission) its identity and ownership of shares of Common Stock and the nature of its commitments, arrangements and understandings pursuant to this Agreement.

        Section 7.4    Further Actions.    Each of the parties hereto agrees that it will use its reasonable best efforts to do all things necessary to effectuate this Agreement.

        Section 7.5    Fees and Expenses.    Each of the parties shall be responsible for its own fees and expenses (including, without limitation, the fees and expenses of financial consultants, investment bankers, accountants and counsel) in connection with the entering into and any of obligations under this Agreement and the consummation of the transactions contemplated hereby.

        Section 7.6    Amendments, Waivers, etc.    This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

        Section 7.7    Specific Performance.    The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedies at law or in equity.

        Section 7.8    Notices.    Any notices or other communications required or permitted under, or otherwise in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission (with confirmation) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next Business Day if transmitted by national overnight courier, in each case as follows:

  If to Parent or Merger Sub, addressed to it at:

    Harrah's Operating Company, Inc.
    One Harrah's Court
    Las Vegas, Nevada 89119
    Facsimile: (702) 407-6418
    Attn: General Counsel

    with a copy to:

    Latham & Watkins
    650 Town Center Drive, Suite 2000
    Costa Mesa, California 92626-1925
    Facsimile: (714) 755-8290
    Attn: Charles K. Ruck

  If to Stockholder, addressed to:

    Paul D. Debban
    c/o The Seidler Company, Inc.
    515 South Figueroa Street
    Los Angeles, California 90071

    with a copy to:

    Beckman and Associates
    Two Penn Center Plaza. Suite 910
    1500 J.F. Kennedy Blvd.
    Philadelphia, Pennsylvania 19102
    Facsimile: (215) 569-8769
    Attention: Donald Beckman

        Section 7.9    Headings.    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 7.10    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

        Section 7.11    Entire Agreement.    This Agreement (together with the Merger Agreement and the Separation Agreement, to the extent referred to herein) constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

        Section 7.12    Assignment.    This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party, except that each of Parent and Merger Sub may assign and transfer its rights and obligations hereunder to any direct or indirect wholly subsidiary of Parent.

        Section 7.13    Parties in Interest.    This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        Section 7.14    Mutual Drafting.    Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

        Section 7.15    Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

          (a)  This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to the Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the application of Delaware principles of conflicts of laws.

          (b)  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court in the Delaware State or Federal court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware State or Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.8. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          (c)  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.15(c).

        Section 7.16    Counterparts.    This Agreement may be executed in counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

        Section 7.17    Acknowledgement.    The parties hereto acknowledge and agree that this Agreement is entered into pursuant to the provisions of Section 218 of the Delaware General Corporation Law.

* * * * *

        IN WITNESS WHEREOF, Parent and Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

Harrah's Operating Company, Inc. a Delaware corporation
By:	/s/ CHARLES L. ATWOOD
	Name:	Charles L. Atwood
	Title:	Senior Vice President, Chief Financial Officer, and Treasurer
/s/ PAUL D. DEBBAN
Paul D. Debban

S-1

APPENDIX G

STOCKHOLDER VOTING AGREEMENT

BY AND AMONG

HARRAH'S OPERATING COMPANY, INC.,

PRESTON D. SMART

AND

CERTAIN AFFILIATED ENTITIES

Dated as of July 30, 2002

STOCKHOLDER VOTING AGREEMENT

        This STOCKHOLDER VOTING AGREEMENT (this "Agreement") is entered into as of July 30, 2002, by and between Harrah's Operating Company, Inc., a Delaware corporation ("Parent"), Preston D. Smart, an individual and certain entities affiliated with Preston Smart, each of which is a signatory to this Agreement (collectively, the "Stockholder").

W I T N E S S E T H:

        WHEREAS, as of the date hereof, Stockholder "beneficially owns" (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) 947,844 number of shares of common stock, par value $0.01 per share (the "Common Stock"), of JCC Holding Company, a Delaware corporation (the "Company"), such shares of Common Stock, together with any other shares of Common Stock the voting power over which is acquired by Stockholder during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, are collectively referred to herein as the "Subject Shares;"

        WHEREAS, Parent, Satchmo Acquisition, Inc., a Delaware corporation ("Merger Sub"), and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the "Merger"); and

        WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, and as an inducement and in consideration therefor, Stockholder is executing this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

        Section 1.1    Capitalized Terms.    For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

        Section 1.2    Other Definitions.    For purposes of this Agreement:

          (a)  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to Stockholder, the term "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

          (b)  "Person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group.

ARTICLE II
VOTING AGREEMENT AND IRREVOCABLE PROXY

        Section 2.1    Agreement to Vote the Subject Shares.    Stockholder, in his capacity as such, hereby agrees that, during the period commencing on the date hereof and continuing until the termination of this Agreement (such period, the "Voting Period"), at any meeting (or any adjournment or postponement thereof) of the Company's stockholders, however called, or in connection with any written consent of the Company's stockholders, Stockholder shall vote (or cause to be voted) his Subject Shares (x) in favor of the approval of the terms of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof), (y) against any action, proposal, transaction or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, and (z) except with the written consent of Parent, which may be withheld in Parent's sole and absolute discretion, against the following actions or proposals (other than the transactions contemplated by the Merger Agreement): (i) any Acquisition Proposal; and (ii) (A) any change in the persons who constitute the Board of Directors of the Company that is not approved in advance by the directors of the Company who were nominated for election to the Board of Directors of the Company by Parent (or their successors who were so approved); (B) any change in the present capitalization of the Company or any amendment of the Company's certificate of incorporation or bylaws; (C) any other material change in the Company's corporate structure or business; or (D) any other action or proposal involving the Company or any of its subsidiaries that is intended, or could reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the transactions contemplated by the Merger Agreement; provided, however, that nothing in this Agreement shall be interpreted as obligating the Stockholder to exercise any options to acquire shares of Common Stock. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder agrees not to enter into any agreement or commitment with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Article II.

        Section 2.2    Grant of Irrevocable Proxy.    Stockholder hereby appoints Parent and any designee of Parent, and each of them individually, as Stockholder's proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Voting Period with respect the Subject Shares in accordance with Section 2.1. This proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder shall promptly cause a copy of this Agreement to be deposited with the Company at its principal place of business. Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.

        Section 2.3    Nature of Irrevocable Proxy.    The proxy and power of attorney granted pursuant to Section 2.2 by Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Stockholder. The power of attorney granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

ARTICLE III
COVENANTS

        Section 3.1    Generally.

          (a)  Stockholder agrees that during the Voting Period, except as contemplated by the terms of this Agreement, he shall not (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer"), or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any or all of the Subject Shares; or (ii) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting his ability to perform his obligations under this Agreement.

          (b)  In the event of a stock dividend or distribution, or any change in the Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term "Subject Shares" shall be deemed to refer to and include the Subject

  Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.

        Section 3.2    Standstill Obligations of Stockholder.    Stockholder covenants and agrees with Parent that, during the Voting Period:

          (a)  Stockholder shall not, nor shall Stockholder permit any Affiliate of Stockholder to, nor shall Stockholder act in concert with or permit any controlled Affiliate to act in concert with any Person to make, or in any manner participate in, directly or indirectly, a "solicitation" of "proxies" (as such terms are used in the rules of the Securities and Exchange Commission) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any shares of Common Stock in connection with any vote or other action on any matter, other than to recommend that stockholders of the Company vote in favor of the Merger and the Merger Agreement and otherwise as expressly provided by Article II of this Agreement.

          (b)  Stockholder shall not, nor shall Stockholder permit any Affiliate of Stockholder to, nor shall Stockholder act in concert with or permit any Affiliate to act in concert with any Person to, deposit any shares of Common Stock in a voting trust or subject any shares of Common Stock to any proxy, arrangement or agreement with any Person with respect to the voting of such shares of Common Stock, except as provided by Article II of this Agreement.

          (c)  Stockholder shall not directly or indirectly, through any officer, director, agent or otherwise, enter into, solicit, initiate, conduct or continue any discussions or negotiations with, or knowingly encourage or respond to any inquiries or proposals by, or provide any information to, any Person, other than Parent, relating to any Acquisition Proposal. Stockholder hereby represents that it is not now engaged in discussions or negotiations with any party other than Parent with respect to any Acquisition Proposal. Promptly after receipt of any Acquisition Proposal or any request for nonpublic information or inquiry which it reasonably believes could lead to an Acquisition Proposal, Stockholder shall provide Parent with written notice of the material terms and conditions of such Acquisition Proposal, request or inquiry, and the identity of the person or group making any such Acquisition Proposal, request or inquiry, and a copy of all written materials provided in connection with such Acquisition Proposal, request or inquiry. After receipt of the Acquisition Proposal, request or inquiry, Stockholder shall promptly keep Parent informed in all material respects of the status and details (including material amendments or proposed material amendments) of any such Acquisition Proposal, request or inquiry.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

        Stockholder hereby represents and warrants, jointly and severally, to Parent as follows:

        Section 4.1    Due Organization, etc.    Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Stockholder have been duly authorized by all necessary action on the part of Stockholder.

        Section 4.2    Ownership of Shares.    Stockholder has record and beneficial ownership of 947,844 shares of Common Stock as of the date hereof. As of the date hereof, Stockholder is the lawful owner of 947,844 shares of Common Stock and has the sole power to vote (or cause to be voted) such shares of Common Stock. Except for options to purchase an aggregate of 309,531 shares of Common Stock at an exercise price of $3.20 per share held by Stockholder, neither Stockholder nor any Affiliate of Stockholder owns or holds any right to acquire any additional shares of any class of capital stock of the Company or other securities of the Company or any interest therein or any voting rights with respect to any securities of the Company. Stockholder has good and valid title to the Subject Shares, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement or as could not reasonably be expected to impair Stockholder's ability to perform its obligations under this Agreement.

        Section 4.3    No Conflicts.    (i) No filing with any governmental authority, and no authorization, consent or approval of any other Person is necessary for the execution of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by the Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof shall (A) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of its Subject Shares or assets may be bound or (B) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as could not reasonably be expected to impair Stockholder's ability to perform its obligations under this Agreement.

        Section 4.4    Reliance by Parent.    Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Stockholder.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT

        Parent hereby represents and warrants to the Stockholder as follows:

        Section 5.1    Due Organization, etc.    Parent is a company duly organized and validly existing under the laws of the jurisdiction of its incorporation. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent have been duly authorized by all necessary action on the part of Parent.

        Section 5.2    Reliance by the Stockholder.    Parent understands and acknowledges that the Stockholder is entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Parent.

ARTICLE VI
TERMINATION

        Section 6.1    Termination.    This Agreement shall terminate, and neither Parent nor Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the earliest to occur of (i) the mutual consent of Parent and Stockholder and (ii) the consummation of the transaction contemplated by the Merger Agreement or the termination of the Merger Agreement or the termination of the Merger Agreement; provided, however, that termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party's breach of any of the terms of this Agreement. Notwithstanding the foregoing, Sections 7.5 through 7.17, inclusive, of this Agreement shall survive the termination of this Agreement.

ARTICLE VII
MISCELLANEOUS

        Section 7.1    Stockholder Capacity.    The parties hereto acknowledge and agree that the Stockholder's obligations hereunder are solely in its capacity as a stockholder of the Company, and that none of the provisions herein set forth shall be deemed to restrict or limit any fiduciary duty that the Stockholder may have as a member of the Board of Directors of the Company, as an executive officer of the Company, or otherwise as a fiduciary to any person (other than any of the stockholders of the Company) resulting from any circumstances other than as a stockholder of the Company; provided, however, that no such duty shall excuse Stockholder from its obligations as a stockholder of the Company to vote the Subject Shares, to the extent that they may be so voted, or otherwise perform any obligation as herein provided and to otherwise comply with the terms and conditions of this Agreement.

        Section 7.2    Appraisal Rights.    To the extent permitted by applicable law, Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under applicable law.

        Section 7.3    Publication.    Stockholder hereby permits Parent to publish and disclose in the Other Filings and Schedule 13E-3 (including but not limited to all documents and schedules filed with the Securities and Exchange Commission) its identity and ownership of shares of Common Stock and the nature of its commitments, arrangements and understandings pursuant to this Agreement.

        Section 7.4    Further Actions.    Each of the parties hereto agrees that it will use its reasonable best efforts to do all things necessary to effectuate this Agreement.

        Section 7.5    Fees and Expenses.    Each of the parties shall be responsible for its own fees and expenses (including, without limitation, the fees and expenses of financial consultants, investment bankers, accountants and counsel) in connection with the entering into and any of obligations under this Agreement and the consummation of the transactions contemplated hereby.

        Section 7.6    Amendments, Waivers, etc.    This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

        Section 7.7    Specific Performance.    The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedies at law or in equity.

        Section 7.8    Notices.    Any notices or other communications required or permitted under, or otherwise in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission (with confirmation) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next Business Day if transmitted by national overnight courier, in each case as follows:

  If to Parent or Merger Sub, addressed to it at:

    Harrah's Operating Company, Inc.
    One Harrah's Court
    Las Vegas, Nevada 89119
    Facsimile: (702) 407-6418
    Attn: General Counsel

    with a copy to:

    Latham & Watkins
    650 Town Center Drive, Suite 2000
    Costa Mesa, California 92626-1925
    Facsimile: (714) 755-8290
    Attn: Charles K. Ruck

  If to Stockholder, addressed to:

    Preston D. Smart
    One Tanfield Road
    Tiburon, California 94920

    with a copy to:

    Beckman and Associates
    Two Penn Center Plaza. Suite 910
    1500 J.F. Kennedy Blvd.
    Philadelphia, Pennsylvania 19102
    Facsimile: (215) 569-8769
    Attention: Donald Beckman

        Section 7.9    Headings.    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 7.10    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

        Section 7.11    Entire Agreement.    This Agreement (together with the Merger Agreement and the Separation Agreement, to the extent referred to herein) constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

        Section 7.12    Assignment.    This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party, except that each of Parent and Merger Sub may assign and transfer its rights and obligations hereunder to any direct or indirect wholly subsidiary of Parent.

        Section 7.13    Parties in Interest.    This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        Section 7.14    Mutual Drafting.    Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

        Section 7.15    Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

          (a)  This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to the Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the application of Delaware principles of conflicts of laws.

          (b)  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court in the Delaware State or Federal court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware State or Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.8. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          (c)  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.15(c).

        Section 7.16    Counterparts.    This Agreement may be executed in counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

        Section 7.17    Acknowledgement.    The parties hereto acknowledge and agree that this Agreement is entered into pursuant to the provisions of Section 218 of the Delaware General Corporation Law.

* * * * *

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Harrah's Operating Company, Inc. a Delaware corporation
By:	/s/ CHARLES L. ATWOOD
	Name:	Charles L. Atwood
	Title:	Senior Vice President, Chief Financial Officer and Treasurer
/s/ PRESTON D. SMART Preston D. Smart
Griffin Holdings Limited
By:	/s/ JOHN FRAZIER HUNT
	Name:	John Frazier Hunt
	Title:	Counsel and Protectorate
Bayliss Trust
By:	/s/ JOHN FRAZIER HUNT
	Name:	John Frazier Hunt
	Title:	Trustee

S-1

JCC HOLDING COMPANY

PROXY SOLICITED BY THE BOARD OF
DIRECTORS FOR SPECIAL MEETING
OF STOCKHOLDERS TO BE HELD                    , 2002

JCC HOLDING COMPANY ONE CANAL PLACE, 365 CANAL STREET, SUITE 900, NEW ORLEANS, LOUISIANA 70130	proxy

The undersigned hereby appoints Paul D. Debban as his or her attorney and agent, with full power of substitution, to vote as proxy for the undersigned at the Special Meeting of Stockholders of JCC Holding Company ("JCC") to be held on            , October      , 2002 at            . local time, at Harrah's New Orleans Casino in the Mansion Ballroom, 4 Canal Street, New Orleans, Louisiana, and at any continuation, adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to vote if personally present on the proposals set forth on the reverse side of this card (and as more particularly set forth in the Notice of Meeting and the proxy statement enclosed herewith) and in accordance with his discretion on any other matters that may properly come before the special meeting or any adjournment or postponement thereof.

All shares of JCC's Common Stock that are represented at the special meeting by properly executed proxies received prior to or at the special meeting and not revoked will be voted at the special meeting in accordance with the instructions indicated on the reverse side of this card. If no instructions for a proposal are indicated on an executed Proxy Card, such proxies will be voted in accordance with the recommendation of the Board of Directors as set forth herein with respect to such proposal.

Please mark, sign and date this proxy card on the reverse side and return it in the envelope provided.

PLEASE SIGN AND DATE ON REVERSE SIDE

\/  DETACH PROXY CARD HERE  \/

The Board of Directors recommends a vote FOR propsal 1.

1.	Proposal to approve and adopt the Agreement and Plan of Merger dated as of July 30, 2002, by and among Harrah's Operating Company, Inc., Satchmo Acquisition, Inc., and JCC, and to approve the merger contemplated thereby, pursuant to which Satchmo Acquisition, Inc. will be merged with and into JCC and each share of JCC common stock not owned by Harrah's Operating Company will be converted into the right to receive $10.54 in cash, without interest. The Agreement and Plan of Merger is attached to the proxy statement accompanying this proxy card, and the terms of the merger are explained in the proxy statement.	☐ FOR	☐ AGAINST	☐ ABSTAIN
2.	In his discretion, the proxy is authorized to transact such other business as may properly come before the special meeting or any postponements or adjournments thereof.

This Proxy Card will be voted as specified or, if no choice is specified, will be voted FOR proposal 1. The Board of Directors recommends a vote FOR proposal 1.

As of the date hereof, the undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders to be held on                    2002 and the Proxy Statement.

IF YOU PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS, PLEASE MARK THE FOLLOWING BOX AND PROMPTLY RETURN THIS PROXY CARD. ☐	PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
To change your address, please mark this box Indicate changes below: ☐
	Dated:	, 2002

Signature(s) in Box
Signatures of stockholders should correspond exactly with the names shown on the Proxy Card. Attorneys, trustees, executors, administrators, guardians and others signing in a representative capacity should designate their full titles. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, the authorized person should sign in the name of the partnership or limited liability company. Joint owners should both sign.

QuickLinks

SUMMARY TERM SHEET
QUESTIONS AND ANSWERS ABOUT THE MERGER
SUMMARY
  Information Concerning the Special Meeting (see page 14)
  Engagement of Proxy Solicitation Firm
  Special Factors (see page 18)
  Tax Consequences of the Merger (see page 46)
  Litigation Challenging the Merger
  Risks That the Merger Will Not be Completed (see page 52)
  The Merger
  Effective Date of the Merger
  After the Merger (see page 42)
  Exchange of your Stock Certificates for the Merger Consideration (see page 55)
  Dissenters' Rights of Appraisal (see page 56)
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
SELECTED HISTORICAL FINANCIAL DATA
TRADING MARKETS AND MARKET PRICE
  Dividend Policy
SPECIAL MEETING OF STOCKHOLDERS
  Purpose
  Date, Place and Time
  Record Date, Voting Rights, Quorum and Revocability of Proxies
  Required Vote
  Solicitation of Proxies
PARTIES TO THE MERGER
  JCC Holding Company
  Harrah's Operating Company, Inc.
  Satchmo Acquisition, Inc.
  No Violation
SPECIAL FACTORS
  Background of the Merger
  JCC's Reasons for the Merger and Board of Directors' Recommendation
  Reasons of Harrah's Operating Company for the Merger; Position of Harrah's Entertainment, Harrah's Operating Company and Satchmo as to the Fairness of the Merger
  Background of Harrah's Operating Company's Interest in JCC Common Stock
  Interests of Certain Persons in the Merger
  The Opinion of the Financial Advisor to the Special Committee
  Recent Amendment to JCC Bylaws
  Certain Effects of the Merger
  Plans for JCC After the Merger
  Risks that the Merger Will Not Be Completed
  Financing of the Merger
  Expenses and Fees Associated with the Merger and the Special Meeting
  Certain Regulatory Considerations
  Litigation between JCC and Harrah's Entertainment's Affiliated Entities that will be dismissed in connection with the Merger
  Litigation Challenging the Merger
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES TO HOLDERS OF JCC COMMON STOCK
  U.S. Holders
  Non-U.S. Holders
THE MERGER AGREEMENT
  The Merger; Merger Consideration
  Completion and Effectiveness of the Merger
  Conditions to the Completion of the Merger
  Representations and Warranties
  Limitation on Soliciting Other Acquisition Proposals
  Conduct of Business Before Completion of the Merger
  Access to Information
  Employee Benefit Matters
  Indemnification and Insurance
  Termination of the Merger Agreement
  Termination Fees Payable by JCC
  Waiver, Amendment and Termination of the Merger Agreement
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
  Security Ownership of Certain Beneficial Owners
  Security Ownership of Management
EXCHANGE OF STOCK CERTIFICATES
DISSENTERS' AND APPRAISAL RIGHTS
  General
  Notice By JCC
  Perfection of Appraisal Rights
  Notice of the Closing of the Merger to Stockholders Who Have Perfected Appraisal Rights
  Filing a Petition for Appraisal
  Stockholder Request for Information
  Withdrawal of Appraisal Demand
  No Right to Vote Appraisal Shares or Receive Dividends or Distributions on Appraisal Shares
OTHER MATTERS
FUTURE STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
  APPENDIX A
AGREEMENT AND PLAN OF MERGER

  APPENDIX B
  APPENDIX C
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
  APPENDIX D
SEPARATION AGREEMENT
  APPENDIX E
SEPARATION AGREEMENT
  APPENDIX F
STOCKHOLDER VOTING AGREEMENT
ARTICLE I DEFINITIONS
ARTICLE II VOTING AGREEMENT AND IRREVOCABLE PROXY
ARTICLE III COVENANTS
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER
ARTICLE V REPRESENTATIONS AND WARRANTIES OF PARENT
ARTICLE VI TERMINATION
ARTICLE VII MISCELLANEOUS
  APPENDIX G
STOCKHOLDER VOTING AGREEMENT
ARTICLE I DEFINITIONS
ARTICLE II VOTING AGREEMENT AND IRREVOCABLE PROXY
ARTICLE III COVENANTS
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER
ARTICLE V REPRESENTATIONS AND WARRANTIES OF PARENT
ARTICLE VI TERMINATION
ARTICLE VII MISCELLANEOUS